                                                                Exhibit 10(r)





                       INVESTMENT AGREEMENT

                  dated as of February 23, 1998

                             between

                          TPG OXFORD LLC

                               and

                    OXFORD HEALTH PLANS, INC.

                         TABLE OF CONTENTS

                                                             Page
                                                             ----

                            ARTICLE I

                           DEFINITIONS

Section 1.01.  Definitions......................................2
Section 1.02.  General Interpretive Principles...............  11

                            ARTICLE II

     ISSUANCE AND SALE OF SENIOR PREFERRED STOCK AND WARRANTS

Section 2.01.  Issuance and Sale of Senior Preferred
               Stock and Warrants..............................12
Section 2.02.  Closing.........................................12

                           ARTICLE III

          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Section 3.01.  Corporate Organization and Qualification........13
Section 3.02.  Authorization of Agreements.....................13
Section 3.03.  Consents; No Conflicts..........................13
Section 3.04.  Capitalization; Securities......................14
Section 3.05.  Subsidiaries....................................15
Section 3.06.  Dividends, Stock Repurchases, Etc...............16
Section 3.07.  Company Reports; Financial Statements...........16
Section 3.08.  Undisclosed Liabilities.........................17
Section 3.09.  Absence of Certain Changes......................18
Section 3.10.  Property........................................19
Section 3.11.  Litigation......................................20
Section 3.12.  Compliance with Laws; Regulatory Approvals......20
Section 3.13.  Taxes...........................................21
Section 3.14.  ERISA and Other Employment Matters..............21
Section 3.15.  Contracts.......................................24
Section 3.16.  Client and Provider Relations...................24
Section 3.17.  Financial Advisors and Brokers..................25
Section 3.18.  Exemption from Registration.....................25
Section 3.19.  Insurance.......................................25
Section 3.20.  Insurance Contracts and Rates; Payment
               of Claims.......................................25
Section 3.21.  Reinsurance.....................................26
Section 3.22.  Disclosure......................................26


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                            ARTICLE IV

          REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

Section 4.01.  Organization....................................26
Section 4.02.  Authorization of Agreements.....................26
Section 4.03.  Consents; No Conflicts..........................27
Section 4.04.  Financial Advisors and Brokers..................27
Section 4.05.  Purchase for Purpose of Investment..............27

                            ARTICLE V

                            GOVERNANCE

Section 5.01.  Board Size......................................27
Section 5.02.  Board Representation............................28
Section 5.03.  Committees......................................29
Section 5.04.  CEO.............................................30

                            ARTICLE VI

                            STANDSTILL

Section 6.01.  Standstill Agreement............................30

                           ARTICLE VII

                      PRE-CLOSING COVENANTS

Section 7.01.  Taking of Necessary Action......................32
Section 7.02.  Conduct of Business.............................32
Section 7.03.  Notifications...................................33
Section 7.04.  Alternative Transactions........................33
Section 7.05.  Financing.......................................34
Section 7.06.  Delivery of 1997 Statements.....................35
Section 7.07.  Debenture Indentures............................35

                           ARTICLE VIII

                       ADDITIONAL COVENANTS

Section 8.01.  Financial and Other Information.................35
Section 8.02.  Limitation on Dividend Payments and
               Stock Repurchases...............................35
Section 8.03.  Organizational Documents........................36
Section 8.04.  Limitation on Issuances of Equity Securities....36
Section 8.05.  Mergers, Consolidation, etc.....................36
Section 8.06.  Publicity.......................................36


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Section 8.07.  Status of Dividends.............................37
Section 8.08.  Director and Officer Indemnification............37
Section 8.09.  Listing; Reservation............................37
Section 8.10.  Legend..........................................38
Section 8.11.  Limitation on Restrictions on Payment
               of Dividends....................................38
Section 8.12.  Management Arrangements.........................38
Section 8.13.  Stockholders' Meeting...........................39
Section 8.14.  Calculations....................................40

                            ARTICLE IX

                            CONDITIONS

Section 9.01.  Conditions of Investor's Obligations............40
Section 9.02.  Conditions of the Company's Obligations.........43

                            ARTICLE X

                            TERMINATION

Section 10.01.  Termination....................................44
Section 10.02.  Effect of Termination..........................44

                            ARTICLE XI

                           MISCELLANEOUS

Section 11.01.  Fees and Expenses..............................45
Section 11.02.  Reserved.......................................46
Section 11.03.  Survival of Representations and Warranties.....46
Section 11.04.  Specific Performance...........................46
Section 11.05.  Indemnification................................46
Section 11.06.  Notices........................................47
Section 11.07.  Entire Agreement; Amendment....................48
Section 11.08.  Counterparts...................................49
Section 11.09.  Governing Law..................................49
Section 11.10.  Successors and Assigns.........................49
Section 11.11.  No Third-Party Beneficiaries...................50
Section 11.12.  Termination of Certain Provisions..............50
Section 11.13.  Allocation.....................................51


EXHIBIT A    Form of Series A Certificate of Designations
EXHIBIT B    Form of Series A Warrant
EXHIBIT C    Form of Series B Certificate of Designations
EXHIBIT D    Form of Series B Warrant
EXHIBIT E    Form of Junior Certificate of Designations


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





EXHIBIT F    Form of Sullivan & Cromwell Opinion
EXHIBIT G    Form of Jeffery H. Boyd, Esq. Opinion
EXHIBIT H    Form of CEO Employment Agreement
EXHIBIT I    Press Release
EXHIBIT J    Terms of Management Compensation and Incentive
             Arrangements
EXHIBIT K    Form of Cleary, Gottlieb, Steen & Hamilton Opinion
EXHIBIT L    Draft 1997 Financial Statements


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                       INVESTMENT AGREEMENT

           INVESTMENT AGREEMENT (the "Agreement"), dated as of February 23, 1998, by and between TPG Oxford LLC, a Delaware limited liability company ("TPG" or the "Investor") and Oxford Health Plans, Inc., a Delaware corporation (the "Company").

                       W I T N E S S E T H:

           WHEREAS, each of the Company and the Investor has determined to enter into this Agreement pursuant to which the Investor has agreed to purchase from the Company, and the Company has agreed to issue and sell to the Investor, (i) 245,000 shares of the Company's Series A Cumulative Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the form of Certificate of Designations attached hereto as Exhibit A (the "Series A Certificate of Designations"), together with detachable Series A Warrants, having the terms set forth in the form of Warrant attached hereto as Exhibit B (the "Series A Warrants"), to purchase, subject to adjustment as set forth in the form of Warrant, 15,800,000 shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company, and (ii) 105,000 shares of the Company's Series B Cumulative Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock," and together with the Series A Preferred Stock, the "Senior Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the form of Certificate of Designations attached hereto as Exhibit C (the "Series B Certificate of Designations," and together with the Series A Certificate of Designations, the "Senior Certificates of Designations"), together with detachable Series B Warrants, having the terms set forth in the form of Warrant attached hereto as Exhibit D (the "Series B Warrants," and together with the Series A Warrants, the "Warrants"), to purchase, subject to adjustment as set forth in the form of Warrant, (A) prior to the Shareholder Approval (as defined herein), 6,730 shares of the Company's Series C Junior Participating Preferred Stock, par value $0.01 per share (the "Junior Preferred Stock"), having the rights, preferences, privileges and restrictions set forth in the form of Certificate of Designations attached hereto as Exhibit E (the "Junior Certificate of Designations," and together with the Senior Certificates of Designations, the "Certificates of Designations"), or (B) following the Shareholder Approval, 6,730,000 shares of Common Stock;

           WHEREAS, the Series A Preferred Stock is exchangeable under certain circumstances at the option of the Company into Series A Junior Subordinated Debentures Due 2008 of the Company (the "Series A Debentures"), having the terms and conditions provided for in Section 7.07 hereof, and the Series B Preferred Stock is exchangeable under certain circumstances at the option of the Company into Series B Junior Subordinated Debentures Due 2008 of the Company (the "Series B Debentures," and together with the Series A Debentures, the "Debentures"), having the terms and conditions provided for in Section 7.07 hereof; and

           WHEREAS, the Company and the Investor desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated herein;

           NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

                            ARTICLE I
                           DEFINITIONS

           Section 1.01. Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

           "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act. The term "Affiliated" has a correlative meaning. Notwithstanding the foregoing, for all purposes hereof, TPG, and each Person controlled by, controlling or under common control with TPG (each, a "TPG Person"), shall not be deemed an "Affiliate" of any Designated Purchaser Person (as defined below), and no Designated Purchaser, and no Person controlled by, controlling or under common control with such Designated Purchaser (each, a "Designated Purchaser Person"), shall be deemed an "Affiliate" of any TPG Person or any other Designated Purchaser Person, in any such case solely as a consequence of this Agreement or the transactions contemplated hereby.

           "Agreement" has the meaning set forth in the preamble hereto.

           "Alternative Transaction Fee" means $30,000,000.

           "Alternative Transaction" means any (A) direct or indirect acquisition or purchase of any Equity Securities of the Company or any of its Subsidiaries or any tender offer or exchange offer, that if consummated would result in any Person (other than the Investor or any of its Affiliates or, solely as a result of an assignment by the Investor pursuant to Section 11.10(b) hereof, a Designated Purchaser or any of its Affiliates) Beneficially Owning 10% or more of any class of Equity Securities of the Company or Equity Securities of any of its Subsidiaries,
(B) Business Combination, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries, or
(C) other transaction the consummation of which would prevent or materially delay the transaction contemplated hereby.

           "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings. Notwithstanding the foregoing, for all purposes hereof, no TPG Person shall be deemed to Beneficially Own any securities that are held by any Designated Purchaser Person, and no Designated Purchaser Person shall be deemed to Beneficially Own any securities that are held by any TPG Person, in any such case solely as a consequence of this Agreement or the transactions contemplated hereby.

           "Board of Directors" means the board of directors of the Company.

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


           "Bridge Agreement" means the Bridge Securities
Purchase Agreement, dated as of February 6, 1998, between the Company and Oxford Funding, Inc., as in effect on the date hereof.

           "Business Combination" means a merger or consolidation in which the Company is a constituent corporation and pursuant to which Voting Securities of the Company are exchanged for cash, securities or other property, a recapitalization of the Company or a sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole; provided that a transaction or series of transactions as a result of which the Beneficial Ownership of the Equity Securities of the Company or of the surviving entity of the transaction (or of the ultimate parent of the Company or of such surviving entity) immediately after the consummation of such transaction is the same (other than in respect of fractional shares or odd lots) as the Beneficial Ownership of the Company's Equity Securities immediately prior to the consummation thereof shall not be deemed a "Business Combination."

           "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New
York are authorized or obligated by law or executive order to close.

           "Bylaws" means the Bylaws of the Company, as amended from time to time.

           "Capital Funding Requirements Disclosure" has the meaning set forth in Section 3.07(d) hereof.

           "CEO" means Norman C. Payson, M.D. or, if he is not the chief executive officer of the Company, any other person who is appointed chief executive officer of the Company; provided, that a person shall not be the CEO for purposes of this Agreement if any predecessor CEO shall have been terminated by the Board of Directors otherwise than in compliance with Section 5.04 hereof.

           "CEO Agreement" has the meaning set forth in Section
9.01(c) hereof.

           "Certificates of Designations" has the meaning set forth in the recitals hereto.

           "Certificate of Incorporation" means the Second
Amended and Restated Certificate of Incorporation of the Company, as such may be amended from time to time.

           "Class I" means the class of directors of the Board of Directors with a term expiring at the annual meeting of stockholders of the Company in 1998 and every third annual meeting thereafter.

           "Class II" means the class of directors of the Board of Directors with a term expiring at the annual meeting of stockholders of the Company in 1999 and every third annual meeting thereafter.


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


           "Class III" means the class of directors of the Board of Directors with a term expiring at the annual meeting of stockholders of the Company in 2000 and every third annual meeting thereafter.

           "Closing" means the closing of the sale and purchase of the Securities pursuant to Section 2.01 hereof.

           "Closing Date" has the meaning set forth in Section
2.02(a) hereof.

           "Code" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder, as in effect from time to time.

           "Commission" means the U.S. Securities and Exchange
Commission.

           "Commitment Letter" has the meaning set forth in
Section 10.01(b) hereof.

           "Common Stock" has the meaning set forth in the recitals hereto.

           "Company" has the meaning set forth in the preamble hereto.

           "Company Disclosure Documents" has the meaning set forth in the definition of "Material Adverse Effect."

           "Control Transaction" means any transaction that involves a (i) merger, consolidation or similar Business Combination involving the Company or a Significant Subsidiary of the Company (other than a transaction following which (A) the shareholders of the Company immediately prior to such transaction will continue to hold Voting Securities of the Company or the surviving entity representing a majority of the Voting Power of the Voting Securities of the Company or the surviving entity and
(B) no Person or Group that did not Beneficially Own Voting Securities representing a majority of the Voting Power of the Voting Securities of the Company prior to such transaction will Beneficially Own Voting Securities of the Company or the surviving entity representing a majority of the Voting Power of the Voting Securities of the Company or the surviving entity), or
(ii) sale or issuance of Voting Securities of the Company to a Person or Group or an acquisition of Equity Securities of the Company in a transaction approved by the Board of Directors by a Person or Group which, following the completion of such sale or issuance, will Beneficially Own Voting Securities of the Company representing a majority of the Voting Power of the Voting Securities of the Company.

           "Debentures" has the meaning set forth in the recitals hereto.

           "Derivative Securities" means any subscriptions, options, conversion rights, warrants, or other agreements, securities or commitments of any kind obligating the Company or any of its Subsidiaries to issue, grant, deliver or sell, or cause to be issued, granted, delivered or sold, any Equity Securities of the Company or any of its Subsidiaries.

           "Designated Purchaser" has the meaning set forth in
Section 11.10(b) hereof.


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           "Designated Purchaser Person" has the meaning set
forth in the definition of "Affiliate."

           "DGCL" means the Delaware General Corporation Law.

           "DGCL Section 203" has the meaning set forth in
Section 3.02(a) hereof.

           "DLJ" means Donaldson, Lufkin & Jenrette Securities
Corporation.

           "Draft 1997 Statements" means the February 20, 1998 draft of the Company's consolidated balance sheet and income statement as of, and for, the year ended December 31, 1997, attached as Exhibit L hereto.

           "Draft Reserve Report" means the draft reserve report provided to the Investor by the Company on or about February 20, 1998.

           "ERISA" means the Employee Retirement Income Security
Act of 1974, as amended, and all regulations promulgated thereunder, as in effect from time to time.

           "Employment Agreement" means any employment or consulting agreement or other similar arrangement between the Company or any of its Subsidiaries, on the one hand, and any Representative of the Company or any of its Subsidiaries, on the other.

           "Equity Securities" of any Person means any and all common stock, preferred stock and any other class of capital stock of, and any partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

           "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

           "GAAP" means U.S. generally accepted accounting principles as in effect at the relevant time or for the relevant period.

           "Governmental Entity" means any government or political subdivision or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

           "Grantor Trust" means any trust established to set aside assets to provide for the payment of obligations to current or former employees.

           "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

           "Guarantee" means any direct or indirect obligation, contingent or otherwise, to guarantee (or having the economic effect of guaranteeing) Indebtedness in any manner, including, without limitation, any monetary obligation to purchase or pay (or advance or supply


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


funds for the purchase or payment of) such Indebtedness or other obligation of another Person (whether arising by agreement to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise).

           "HSR Act" means the Hart-Scott-Rodino Antitrust
Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

           "Indebtedness" means, with respect to any Person, whether recourse is to all or a portion of the assets of such Person, and whether or not contingent, (i) any obligation of such Person for money borrowed, (ii) any obligation of such Person evidenced by bonds, debentures, notes, Guarantees or other similar instruments, (iii) any reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) any obligation of such Person issued or assumed as the deferred purchase price of property, assets or services (but excluding trade accounts payable and other accrued liabilities arising in the ordinary course of business), (v) any interest rate or currency swap or similar hedging agreement, and (vi) any capital lease obligation of such Person.

           "Insolvency Event" means (i) the Company or any of its Significant Subsidiaries commences a voluntary case concerning itself under Title 11 of the United States Code as now or hereafter in effect, or under any state insolvency, liquidation, rehabilitation or similar statute or any successor statutes thereto ("Insolvency Statutes"); (ii) an involuntary case is commenced against the Company or any of its Significant Subsidiaries under an Insolvency Statute; (iii) a custodian is appointed under any applicable Insolvency Statute for, or takes charge of, all or any substantial part of the property of the Company or any of its Subsidiaries; (iv) any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution or similar law of any jurisdiction, whether now or hereafter in effect, relating to the Company or any of its Significant Subsidiaries is commenced (a) by the Company or any of its Significant Subsidiaries or (b) by any other Person; (v) the Company or any of its Significant Subsidiaries is adjudicated insolvent or bankrupt; (vi) any order of relief or other order approving any such case or proceeding is entered; (vii) the Company or any of its Significant Subsidiaries makes a general assignment for the benefit of creditors; or
(viii) the Company or any of its Significant Subsidiaries shall state in writing that it is unable to pay, or shall be unable to pay, its debts, generally as they become due; provided, however, in the case of clauses (ii), (iii), (iv)(b) and (vi), an "Insolvency Event" shall occur only in the event the Company or any of its Significant Subsidiaries is unable to cause such involuntary case, appointment, proceeding or action to be dismissed or withdrawn by the ninetieth day after the commencement thereof.

           "Intellectual Property" means all intellectual property rights including, but not limited to, patents, patent rights, trade secrets, know-how, trademarks, service marks, trade names, copyrights, licenses and proprietary processes and formulae.

           "Investor" has the meaning set forth in the preamble hereto.

           "Investor Group" means, collectively, the Investor, the Designated Purchasers, if any, and the respective Affiliates of such Persons.


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           "Investor Nominee" has the meaning set forth in
Section 5.02(c) hereof.

           "Investor Original Warrant Shares" has the meaning set forth in Section 5.02(e) hereof. For the purposes of determining the percentage of Investor Original Warrant Shares that is Beneficially Owned by the Investor or any of its Affiliates, such calculation shall be made assuming all conditions precedent to receipt of Warrant Shares have occurred including, without limitation, exercise of the Warrants and, in the case of the Series B Warrants, receipt by the Company of the Shareholder Approval.

           "Investor Placement Fee" means $9,500,000.

           "Investor Purchase Price" has the meaning set forth in
Section 2.01 hereof.

           "Junior Certificate of Designations" has the meaning set forth in the recitals hereto.

           "Junior Preferred Stock" has the meaning set forth in the recitals hereto.

           "Junior Shares" means the shares of Junior Preferred
Stock issued or issuable upon exercise of the Series B Warrants.

           "Law" means any law, treaty, statute, ordinance, code, rule or regulation of a Governmental Entity or judgment, decree, order, writ, award, injunction or determination of an arbitrator or court or other Governmental Entity.

           "Lien" means any mortgage, pledge, lien, security interest, claim, voting agreement, conditional sale agreement, title retention agreement, restriction, option or encumbrance of any kind, character or description whatsoever.

           "Limited Stock" means any class or series of Equity Securities of the Company that ranks, with respect to preference on payment of dividends or payment upon liquidation, dissolution or winding-up of the Company, junior to the Senior Preferred Stock.

           "Losses" has the meaning set forth in Section 11.05(a) hereof.

           "Material Adverse Effect" means a material adverse effect on the financial condition, results of operations, business or regulatory condition of the Company and its Subsidiaries taken as a whole; provided, however, that any adverse effect on the financial condition, results of operations, business or regulatory condition of the Company and its Subsidiaries taken as a whole that is described in the SEC Reports, the Draft 1997 Statements, the Draft Reserve Report, the Capital Funding Requirements Disclosure, the Schedules hereto or the February 24, 1998 press release of the Company (a definitive copy which is attached as Exhibit I hereto), other than the general statements therein that begin with the fourth complete paragraph on page 3 of such press release and end immediately following point 9 on page 4 of such press release regarding forward-looking statements (collectively, the "Company Disclosure Documents"), or that can be reasonably foreseen to arise out of any of the matters described in


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


the Company Disclosure Documents shall not be considered to be a Material Adverse Effect; and provided, further, that notwithstanding the preceding proviso: (i) any material exacerbation of the matters described in such press release, (ii) any material deterioration in the relationship of the Company and its Subsidiaries with their brokers or providers, (iii) other than with respect to the Medicaid business of the Company and its Subsidiaries, any material increase in the rate of disenrollment from the Company's historic disenrollment experience, or (iv) any material adverse effect on the ability of any Significant Subsidiary to conduct its business on a basis consistent with past practices shall be deemed not to be reasonably foreseen to arise out of any of the matters described in the Company Disclosure Documents.

           "NASD" has the meaning set forth in Section 3.03(c) hereof.

           "NASD Rules" has the meaning set forth in Section
3.03(c) hereof.

           "1997 Statements" means the Company's consolidated financial statements (including the footnotes thereto) as of, and for, the year ended, December 31, 1997, as audited by KPMG Peat
Marwick LLP.

           "Nasdaq" means The Nasdaq Stock Market's National
Market.

           "Option Plans" means the Company's 1991 Stock Option Plan and Nonemployee Directors Stock Option Plan, 1997 Independent Contractor Stock Option Plan, Oaktree Health Plans, 1992 Incentive and Non-Qualified Stock Option Plan, Oxford Specialty Holdings, Inc. 1996 Equity Incentive Compensation Plan, and Oxford Specialty Management, Inc. 1997 Equity Incentive Compensation Plan.

           "Original Number" means the number of Warrant Shares as of the Closing (assuming that all conditions precedent to receipt of Warrant Shares has occurred, including, without limitation, exercise of the Warrants and, in the case of the Series B Warrants, receipt by the Company of the Shareholder Approval), which number shall be adjusted in accordance with any adjustment made to the number of Warrant Shares issuable upon exercise of the Warrants pursuant to the provisions set forth in
Section 9 of each Warrant. For the purposes of determining the percentage of the Original Number of Warrant Shares that is Beneficially Owned by the Investor, any Designated Purchaser or any of their respective Affiliates, such calculation shall be made assuming all conditions precedent to receipt of Warrant Shares have occurred including, without limitation, exercise of the Warrants and, in the case of the Series B Warrants, receipt by the Company of the Shareholder Approval.

           "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or Governmental Entity.

           "Preferred Stock" means the Junior Preferred Stock and the Senior Preferred Stock.

           "Proceeding" has the meaning set forth in Section
3.11.


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


           "Proposal" means any inquiry, proposal or offer from any person relating to an Alternative Transaction.

           "Qualified Offering" means a bona fide, underwritten offering of securities for cash pursuant to an effective registration statement or Rule 144A under the Securities Act; provided, that no offering shall constitute a Qualified Offering unless the Company uses its reasonable best efforts to ensure that immediately following the completion of such offering, no purchaser in such offering Beneficially Owns (on an individual basis or, to the knowledge of the Company, as a member of a Group) in excess of 5% of the Voting Power of the outstanding Voting Securities of the Company (other than (i) any underwriter of such offering or (ii) any Person described in Rule 13d-1(b)(1)(ii) under the Exchange Act which is eligible to report its Beneficial Ownership of Common Stock on Schedule 13G under the Exchange Act). For purposes of this definition, Beneficially Own shall mean having "beneficial ownership" as determined pursuant to Rule 13d-3 under Exchange Act as in effect on the date hereof.

           "Registration Rights Agreement" means the Registration
Rights Agreement of even date herewith between the Company and the Investor.

           "Regulated Subsidiary" means each of the following Subsidiaries of the Company: Oxford Health Plans (PA), Inc., Oxford Health Plans (NH), Inc., Oxford Health Plans (NJ), Inc., Oxford Health Plans (NY), Inc., Oxford Health Plans (FL), Inc., Oxford Health Insurance, Inc., Oxford Health Plans (CT), Inc., Oxford Health Plans (IL), Inc. and Compass PPA, Inc.

           "Regulatory Approvals" means (i) any and all certificates, permits, licenses, franchises, concessions, grants, consents, approvals, orders, registrations, authorizations, waivers, variances or clearances from, or filings or registrations with, Governmental Entities, and (ii) any and all waiting periods imposed by applicable laws.

           "Representatives" means, with respect to any Person, any of such Person's officers, directors, employees, agents, attorneys, accountants, actuaries, consultants, equity financing partners or financial advisors or other Person associated with, or acting on behalf of, such Person.

           "Required Regulatory Approvals" means Regulatory Approvals (i) necessary under the HSR Act; (ii) required for or in connection with the consummation by the parties thereto of the transactions contemplated by the Registration Rights Agreement (including the effectiveness of a registration statement and applicable "Blue Sky" clearance); (iii) consisting of the filing by the Company of the Certificates of Designations with the Secretary of State of the State of Delaware; and (iv) set forth on Schedule 1.01 hereto.

           "SEC Reports" has the meaning set forth in Section
3.07(a) hereof.

           "Securities" means the Senior Preferred Stock and the Warrants issued pursuant to this Agreement.

           "Securities Act" means the U.S. Securities Act of
1933, as amended, and the rules and regulations promulgated thereunder.

           "Senior Financing Arrangements" means at least
$350,000,000 in senior debt financing to be obtained by the Company as contemplated by Section 9.01(e) hereof.

           "Senior Preferred Stock" has the meaning set forth in the recitals hereto.

           "Series A Certificate of Designations" has the meaning set forth in the recitals hereto.

           "Series A Debentures" has the meaning set forth in the recitals hereto.

           "Series A Preferred Stock" has the meaning set forth in the recitals hereto.

           "Series A Warrants" has the meaning set forth in the recitals hereto.

           "Series B Certificate of Designations" has the meaning set forth in the recitals hereto.

           "Series B Debentures" has the meaning set forth in the recitals hereto.

           "Series B Preferred Stock" has the meaning set forth in the recitals hereto.

           "Series B Warrants" has the meaning set forth in the recitals hereto.

           "Shareholder Approval" means the approval by the shareholders of the Company, in accordance with and in satisfaction of Rule 4460(i)(D) of the NASD Rules and interpretations thereunder, of the vesting of voting rights in respect of the Series B Preferred Stock and the issuance of Warrant Shares upon exercise of the Series B Warrants, each in accordance with the terms thereof.

           "Shareholder Approval Proposal" has the meaning set forth in Section 8.13(b) hereof.

           "Significant Designated Purchaser" has the meaning set


forth in Section 11.10(b) hereof.

           "Significant Regulated Subsidiary" means each of the following Subsidiaries of the Company: Oxford Health Plans (PA), Inc., Oxford Health Plans (NJ), Inc., Oxford Health Plans (NY), Inc., Oxford Health Insurance, Inc. and Oxford Health Plans (CT), Inc.

           "Significant Subsidiary" means any Subsidiary of the Company that (i) had $100,000,000 in total assets as of December 31, 1997, (ii) had $10,000,000 in revenues for the year ended December 31, 1997, or (iii) is subject to regulation by an insurance or health regulatory body of any Governmental Entity.

           "Standstill Period" has the meaning set forth in
Section 6.01(a) hereof.

           "Subsequent Reports" has the meaning set forth in
Section 3.07(a) hereof.

           "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries or by such first Person and one or more of its Subsidiaries.

           "Tax" or "Taxes" means all taxes, including any interest, liabilities, fines, penalties or additions to tax that may become payable in respect thereof, imposed by any Governmental Entity, which taxes shall include, without limiting the generality of the foregoing, income taxes (including, but not limited to, United States federal income taxes and state income taxes), payroll and employee withholding taxes, unemployment insurance, social security, sales and use taxes, excise taxes, franchise taxes, gross or net receipts taxes, occupation taxes, real and personal property taxes, ad valorem taxes, stamp taxes, transfer taxes, capital taxes, import duties, withholding taxes, workers' compensation taxes, and other obligations of the same or of a similar nature whether arising before, on or after the Closing Date.

           "TPG Person" has the meaning set forth in the definition of "Affiliate."

           "Transaction Agreements" means this Agreement and the Registration Rights Agreement.

           "Voting Power" means, with respect to any Voting Securities, the aggregate number of votes attributable to such Voting Securities that could generally be cast by the holders thereof for the election of directors at the time of determination (assuming such election were then being held).

           "Voting Securities" means, (i) with respect to the Company, the Equity Securities of the Company entitled to vote generally for the election of directors of the Company, and (ii) with respect to any other Person, any securities of or interests in such Person entitled to vote generally for the election of directors or any similar managing person of such Person.

           "Warrant Shares" means the shares of Common Stock issued, or issuable upon, exercise of the Warrants.

           "Warrants" has the meaning set forth in the recitals hereto.

           "Wholly-Owned Subsidiary" means, as to any Person, a Subsidiary of such Person of which 100% of the Equity Securities
(other than directors' qualifying shares or similar shares) is owned, directly or indirectly, by such Person.

           Section 1.02. General Interpretive Principles. Whenever used in this Agreement, except as otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not be construed to affect the meaning, construction or effect hereof. Unless otherwise specified, the terms "hereof," "herein" and similar terms refer to this Agreement as a whole (including the exhibits and schedules hereto), and references herein to Articles or Sections refer to Articles or Sections of this Agreement.

                            ARTICLE II
     ISSUANCE AND SALE OF SENIOR PREFERRED STOCK AND WARRANTS

           Section 2.01. Issuance and Sale of Senior Preferred Stock and Warrants. Upon the terms and subject to the conditions set forth in this Agreement, and in reliance upon the representations and warranties hereinafter set forth, at the Closing, the Company will issue, sell and deliver to the Investor, and the Investor will purchase from the Company, (i) 245,000 shares of Series A Preferred Stock, together with Series A Warrants to purchase, subject to adjustment as set forth in the forms of Warrants, 15,800,000 shares of Common Stock, and (ii) 105,000 shares of Series B Preferred Stock, together with Series B Warrants to purchase, subject to adjustment as set forth in the forms of Warrants, (A) prior to the occurrence of Shareholder Approval, 6,730 shares of Junior Preferred Stock, and (B) following the occurrence of Shareholder Approval, 6,730,000 shares of Common Stock, in each case, free and clear of all Liens, for an aggregate purchase price of $350,000,000 (the "Investor Purchase Price").

           Section 2.02. Closing. (a) Subject to the satisfaction or, if permissible, waiver of the conditions set forth in Sections 9.01 and 9.02 hereof, the Closing shall take place at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York at 10:00 a.m., New York City time, on the fifth Business Day following satisfaction or, if permissible, waiver of the conditions set forth in Sections 9.01(e), 9.01(i) and 9.02(d) hereof, or at such other time and place as the parties may agree (the date on which the Closing occurs, the "Closing Date").

           (b) At the Closing, (i) the Company will deliver to the Investor certificates representing the Securities to be purchased by, and sold to, the Investor pursuant to Section 2.01 hereof (registered in the names and in the denominations designated by the Investor at least two Business Days prior to the Closing Date), together with the other documents, certificates and opinions to be delivered pursuant to Section
9.01 hereof, and (ii) the Investor, in full payment for the Securities to be purchased by, and sold to, the Investor pursuant to Section 2.01 hereof, will deliver to the Company an amount equal to the Investor Purchase Price, against which the Investor Placement Fee payable to the Investor or its Affiliates and any amounts due to the Investor for expenses pursuant to Section 11.01(a) hereof shall be netted (provided, that the Investor shall continue to be entitled to seek reimbursement after the Closing for other expenses that are properly reimbursable pursuant to Section 11.01(a) hereof), in immediately available funds by wire transfer to the account designated by the Company at least two Business Days prior to the Closing Date, or by such other means as may be agreed upon by the parties hereto, together with the other documents, certificates and opinions to be delivered pursuant to Section 9.02 hereof.

                           ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF THE COMPANY

           The Company hereby represents and warrants to, and agrees with, the Investor as follows:

           Section 3.01. Corporate Organization and
Qualification. Each of the Company and its Subsidiaries is a corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own or lease and operate its properties and to conduct its business in all material respects as it is currently being conducted and is proposed to be conducted. Each of the Company and its Subsidiaries is duly licensed, authorized or qualified as a foreign corporation or partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which its ownership, lease or operation of property or conduct of business requires such qualification, except where the failure to be so licensed, authorized or qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect. The Company has made available to the Investor a complete and correct copy of the Certificate of Incorporation and the Bylaws of the Company and each of its Subsidiaries, each as amended to date and each of which as so made available is in full force and effect. The Company has made available to the Investor a complete and correct copy of the minute books of the Company and each of its Subsidiaries, and each such minute book includes minutes of the meetings of, and resolutions adopted by, the board of directors of such entity and the committees thereof to date.

           Section 3.02. Authorization of Agreements. (a) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Transaction Agreements, the Certificates of Designations and the Warrants. The execution, delivery and performance of the Transaction Agreements, the Certificates of Designations and the Warrants, and the consummation by the Company at the Closing of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company. The Board of Directors has approved the entry by the Company and the Investors into this Agreement and the consummation of the transactions contemplated hereby (including the issuance to the Investor of the Preferred Stock and Warrants and the issuance of Common Stock upon exercise of the Warrants) for purposes of paragraph (a)(1) of Section 203 of the DGCL ("DGCL Section 203") and Article Eleventh of the Certificate of Incorporation.

           (b) This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Company, and each such agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

           Section 3.03. Consents; No Conflicts. (a) Except for the Required Regulatory Approvals and Regulatory Approvals the failure of which to be made or obtained would not prevent or materially delay the consummation of the transactions contemplated by the Transaction Agreements, the Certificates of Designations and the Warrants or have a Material

Adverse Effect, no Regulatory Approval from, or registration, declaration or filing with, any Governmental Entity is required to be made or obtained by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of the Transaction Agreements, the Certificates of Designations and the Warrants and the consummation of the transactions contemplated hereby and thereby.

           (b) The execution and delivery of each of this Agreement and the Registration Rights Agreement does not, and of the Warrants will not, and, subject to the receipt of the Required Regulatory Approvals, the performance of the obligations set forth herein, therein and in the Certificates of Designations and the consummation of the transactions contemplated hereby and thereby will not, (i) violate any provision of the Certificate of Incorporation or the Bylaws of the Company or the comparable governing instruments of any of its Subsidiaries; (ii) give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any Person under any applicable Law or any provision of the Certificate of Incorporation or Bylaws of the Company or any agreement or instrument applicable to the Company; (iii) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or give rise to a right to put or to compel a tender offer for outstanding securities of the Company or any of its Subsidiaries under, or require any consent, waiver or approval under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or any property of the Company or any of its Subsidiaries is bound; (iv) result in the creation or imposition of any Lien upon any assets or properties of the Company or any of its Subsidiaries; or (v) violate any Law applicable to the Company or any of its Subsidiaries, other than in the case of clauses (iii) through (v) above, such exceptions as would not have, individually or in the aggregate, a Material Adverse Effect.

           (c) Other than the Shareholder Approval, no consent or approval of the Company's stockholders is required by Law, the Company's Certificate of Incorporation or Bylaws, the rules (the "NASD Rules") of the National Association of Securities Dealers, Inc. (the "NASD") relating to the quotation of the Common Stock on Nasdaq, or otherwise, for the execution, delivery and performance by the Company of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby.

           Section 3.04. Capitalization; Securities. (a) As of the date hereof, the authorized capital stock of the Company consists of (i) 400,000,000 shares of Common Stock, of which 79,490,249 shares are outstanding, 3,614,621 are reserved for issuance under the Option Plans, and 22,530,000 are reserved for issuance pursuant to the Warrants, and (ii) 2,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are outstanding, no shares have been designated and no shares are reserved for issuance. All of such outstanding shares of Common Stock were duly authorized and validly issued and are fully paid and non-assessable.

           (b) Except for the Warrants and options to purchase in the aggregate 10,257,314 shares of Common Stock with an average exercise price of $22.25 per share pursuant to the Option Plans and the options to purchase Common Stock granted to Dr. Norman C. Payson pursuant to the CEO Agreement, there are no authorized or outstanding (or any obligations to authorize or issue) Derivative Securities.

           (c) The Company and its Subsidiaries have no outstanding Indebtedness other than $100,000,000 of Indebtedness outstanding pursuant to the Bridge Agreement. A true, complete and correct copy of the Bridge Agreement, including the exhibits and schedules thereto and any other documents executed in connection therewith, has been made available to the Investor.

           (d) Subject to the filing of the Certificates of Designations with the Secretary of State of the State of Delaware, the shares of Preferred Stock to be issued pursuant to this Agreement and issuable pursuant to the Series B Warrants have been duly and validly authorized and, when issued as contemplated by this Agreement or upon exercise of the Series B Warrants, as the case may be, will have been validly issued and will be fully paid and non-assessable. The Warrant Shares have been duly and validly authorized and validly reserved for issuance and, when issued upon exercise of the Warrants, will have been validly issued and will be fully paid and non-assessable. The registration of Securities, Junior Shares, Warrant Shares or Debentures pursuant to the Registration Rights Agreement will not give rise to any registration rights on behalf of any Person (other than the CEO as described in Exhibit H hereto) under any agreement or instrument applicable to the Company (other than the Registration Rights Agreement). Other than pursuant to the Registration Rights Agreement, no Person has any right to require the Company to register securities of the Company under the Securities Act, and there are no shareholder or similar agreements to which the Company is a party, except as disclosed on Schedule 3.04(d) hereto. To the Company's knowledge, there are no securities that the Company is required to register pursuant to any agreement listed on Schedule 3.04(d) hereto. The Warrants have been duly and validly authorized by the Company and, when issued as contemplated by this Agreement, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

           Section 3.05. Subsidiaries. (a) Schedule 3.05(a) lists, for each Significant Subsidiary of the Company, the name of such Significant Subsidiary, together with (i) the jurisdiction and nature (e.g., corporation, partnership, limited liability company) of its organization, (ii) the number and percentage of shares of each class of Equity Securities owned by the Company or any of its Wholly-Owned Subsidiaries, (iii) the identity of the record holder(s) and the name and number of shares of each class of Equity Securities owned by any Person other than the Company or its Wholly-Owned Subsidiaries, and (iv) the identity of any Person other than the Company or its Wholly-Owned Subsidiaries that has the right (including upon the passage of time or upon the occurrence of specified events) to acquire any of its Equity Securities. Such list is true, correct and complete in all material respects as of the date hereof. The Equity Securities of each such Significant Subsidiary owned, directly or indirectly, by the

Company are held free and clear of all Liens (other than those arising pursuant to the Bridge Agreement), and all such Equity
Securities have been duly authorized and validly issued and are fully paid and non-assessable.

           (b) Except for Equity Securities of the Subsidiaries of the Company, as set forth on Schedule 3.05(b) hereto or investment securities of any Person held by Subsidiaries of the Company in the ordinary course of business (provided the Company and its Significant Subsidiaries Beneficially Own (and, after giving effect to such transactions, would Beneficially Own), in the aggregate, less than 5% of the Voting Power of the Voting Securities of such Person), the Company does not, directly or indirectly, (i) Beneficially Own or own of record any Equity Securities of, or any other equity interest in, any other Person or (ii) have any other equity investment or other ownership interest in any other Person other than, in each case, such investments or other ownership interests valued at less than $1,000,000 individually and $10,000,000 in the aggregate.

           (c) Other than investments made in Significant Subsidiaries pursuant to undertakings given by the Company or its Subsidiaries prior to the date hereof to Governmental Entities as set forth on Schedule 3.05(c) hereof, and similar undertakings given by the Company or its Subsidiaries to Governmental Entities after the date hereof, or as otherwise set forth on Schedule 3.05(c) hereof, neither the Company nor any of its Subsidiaries is obligated, pursuant to any agreement or instrument applicable to the Company or such Subsidiary, to purchase any Equity Securities of, or make any other equity investment in, any Person.

           Section 3.06. Dividends, Stock Repurchases, Etc. Other than pursuant to this Agreement, the Senior Financing Arrangements or the Bridge Agreement, or as restricted or limited by applicable Law, there are no contractual or other restrictions or limitations on the ability of the Company or any of its Subsidiaries to pay any dividends or make any other distributions on, or to purchase, redeem or otherwise acquire, any of its Equity Securities.

           Section 3.07. Company Reports; Financial Statements.
(a) The Company has made available to the Investor a true and complete copy of (i) the Company's Annual Report on Form 10-K for the years ended December 31, 1996 and 1995; (ii) the Company's Quarterly Report on Form 10-Q for the periods ended March 31, June 30 and September 30, 1997 and (iii) each registration statement, report on Form 8-K, proxy statement, information statement or other report or statement filed by the Company with the Commission since December 31, 1995 and prior to the date hereof, in each case in the form (including exhibits and any amendments thereto) filed with the Commission (collectively, the "SEC Reports"). As of their respective dates, the SEC Reports and any registration statement, report, proxy statement, information statement or other statement filed by the Company with the Commission before the Closing Date ("Subsequent Reports") (i) was, or will be, as the case may be, timely filed with the Commission; (ii) complied, or will comply, as the case may be, in all material respects, with the applicable requirements of the Exchange Act and the Securities Act, and (iii) did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has filed all reports and statements with the Commission required to have been filed as of the date hereof for the Company to register securities for sale on Form S-3 under the Securities Act or any successor form thereto.

           (b) Each of the consolidated balance sheets
(including, where applicable, the related notes and schedules) included in or incorporated by reference into the SEC Reports, any Subsequent Reports, the Draft 1997 Statements and the 1997 Statements fairly presents, or will fairly present, as the case may be, in all material respects, the consolidated financial position of the Company and its Subsidiaries as of the date thereof, and each of the consolidated statements of income (or statements of results of operations), stockholders' equity and cash flows (including the related notes and schedules) included in or incorporated by reference into the SEC Reports, any Subsequent Reports, the Draft 1997 Statements or the 1997 Statements, fairly presents or will fairly present as the case may be, in all material respects, the results of operations, retained earnings and cash flows, as the case may be, of the Company and its Subsidiaries (on a consolidated basis) for the periods or as of the dates, as the case may be, set forth therein, in each case in accordance with GAAP applied on a consistent basis throughout the periods covered (except as stated therein or, where applicable, in the notes thereto, except in each of the foregoing instances in the case of interim statements and the Draft 1997 Statements for the lack of footnote disclosure, and except with respect to the footnote disclosure contained in the 1997 Statements but not contained in the Draft 1997 Statements to the extent that the information contained therein is consistent with the information contained in the Company Disclosure Documents) and in compliance with the rules and regulations of the Commission.

           (c) The Annual Statements and Quarterly Statements of each Significant Regulated Subsidiary, as filed with the Department of Insurance, Superintendent of Insurance or similar insurance regulatory authority of the state of domicile of such Significant Regulated Subsidiary (with respect to each Significant Regulated Subsidiary, its "Applicable Insurance Department") for the year ended December 31, 1996 and the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997, respectively, together with any notes, exhibits and schedules thereto, have been prepared in accordance with the accounting practices prescribed or permitted by the Applicable Insurance Department for purposes of financial reporting to the applicable state's insurance regulators ("State Statutory Accounting Practices"), and such accounting practices have been applied on a basis consistent with State Statutory Accounting Practices throughout the periods involved, except as expressly set forth in any notes, exhibits and schedules thereto.

           (d) The regulatory capital funding requirements of the Regulated Subsidiaries as of December 31, 1997 are, in all material respects, as previously disclosed by the Company to the Investor (the "Capital Funding Requirements Disclosure").

           Section 3.08. Undisclosed Liabilities. Except as disclosed in the Company Disclosure Documents, at December 31, 1997, there were no liabilities or obligations of any nature (whether accrued, absolute, fixed, contingent, liquidated, unliquidated or otherwise and whether due or to become due) required by GAAP to be set forth on the Balance Sheet (as defined below) of the Company and its Subsidiaries taken as a whole except as reflected or reserved against on the balance sheet at December 31, 1997 included in the Draft 1997 Statements (the "Balance Sheet"). Since December 31, 1997, the Company has not incurred any such liabilities or obligations except such as would not, individually or in the aggregate, have a Material Adverse Effect.

           Section 3.09. Absence of Certain Changes. Except for transactions contemplated by the Transaction Agreements (including, for the period from the date hereof to the Closing, transactions expressly permitted pursuant to Section 7.02 hereof or with respect to which the Investor shall have given its written consent), or as disclosed in the SEC Reports, the Draft 1997 Statements or on Schedules 3.09 and 3.11 hereto, since December 31, 1997 the Company and its Subsidiaries have conducted their consolidated business in the ordinary and usual course, and there has not been any of the following:

           (i) any change or amendment to the certificate or articles of incorporation, bylaws or other organizational documents of the Company or any of its Subsidiaries;

           (ii) any issuance or sale or purchase or redemption of any shares of their respective Equity Securities or of any Derivative Securities, other than pursuant to this Agreement, the Option Plans and the CEO Agreement;

           (iii) any dividend or other distribution declared, set aside, paid or made with respect to their respective Equity Securities or any direct or indirect redemption, purchase or other acquisition of such Equity Securities by the Company or any of its Subsidiaries, except dividends or other distributions made to the Company or to any Wholly-Owned Subsidiary of the Company;

           (iv) any acquisition or disposition of assets by the Company and its Subsidiaries having a fair value or for a purchase price in excess of $5,000,000, in the aggregate, other than acquisitions or dispositions made in the ordinary course of business (including acquisitions and dispositions by Subsidiaries of the Company of investment securities of any Person, provided the Company and its Subsidiaries Beneficially Own (and, after giving effect to such transactions would Beneficially Own), in the aggregate, less than 5% of the Voting Power of the Voting Securities of such Person) and acquisitions or dispositions among the Company and its Wholly-Owned Subsidiaries or among such Wholly-Owned Subsidiaries;

           (v) except for borrowings under the Bridge Agreement up to $200,000,000, any increase in excess of $10,000,000 in the Indebtedness of the Company and its Subsidiaries, taken as a whole, other than repayments at stated maturity and any change in intra-Company Indebtedness among the Company and its Wholly-Owned Subsidiaries or among such Wholly-Owned Subsidiaries;

           (vi) except pursuant to the Bridge Agreement and related instruments, any material amendment of any mortgage, Lien, lease, agreement, Regulatory Approval, loan agreement, indenture or other instrument or document;

           (vii) any default, event of default or breach (or any event which, with notice or the passage of time or both, would constitute a default, event of default or breach) by the Company or any of its Subsidiaries of any credit, financing or other agreement or instrument relating to any material Indebtedness;

           (viii) any material damage, destruction, theft or other casualty loss (whether or not covered by insurance);

           (ix) except pursuant to the Bridge Agreement, any material commitment, agreement or transaction entered into, amended, or terminated (or any waiver of any rights or remedies under any of the foregoing) by the Company or any of its Subsidiaries (including any agreement with respect to any ongoing or threatened litigation), other than in the ordinary course of business;

           (x) any entry into or amendment of any material employment or severance compensation agreement or consulting or similar agreement with, or any material increase in the compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any employee of the Company or any of its Subsidiaries (other than agreements terminable without penalty or similar payment by the Company or such Subsidiary, as the case may be, on not more than 30 days' notice and any other increases in compensation payable or to become payable to employees (other than directors or officers) in the ordinary course of business);

           (xi) any change in the financial accounting methods, principles or practices of the Company and its Subsidiaries for financial accounting purposes, taken as a whole, except as required by GAAP or applicable law;

           (xii) any adoption of a plan of or any agreement or arrangement with respect to or resolutions providing for the liquidation, dissolution, merger, consolidation or other reorganization of the Company or any of its Significant Subsidiaries;

           (xiii) any settlement or compromise of any Proceeding other than those in which the amount paid does not exceed
      $5,000,000 individually or in the aggregate;

           (xiv) any change, condition, occurrence, circumstance or other event that, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse
      Effect; or

           (xv) any commitment or agreement to do any of the foregoing, except as otherwise required or expressly permitted by this Agreement.

           Section 3.10. Property. (a) Except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries has good and marketable title to all property owned by each of them, in each case free and clear of any Liens, except such as do not materially and adversely affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company or such Subsidiary, and any real property and buildings held under lease by the Company or any such Subsidiary is held under a valid, subsisting and enforceable lease, with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary.

           (b) Except as disclosed on Schedule 3.10(b) hereto and except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries owns or possesses the rights to use, and is in compliance with, all Intellectual Property that is used or required by it in the conduct of its business and all such Intellectual Property is in full force and effect and will not cease to be in full force and effect in accordance with its terms by virtue of the consummation of the transactions contemplated by the Transaction Agreements. Except as disclosed on Schedule 3.10(b) hereto and except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received any notice of, and they have no knowledge of, (i) any infringement of or conflict with asserted rights of others with respect to any Intellectual Property owned or used by the Company or any of its Subsidiaries, (ii) any challenge to the ownership of or validity or effectiveness of any license for the use of any Intellectual Property owned or used by the Company or any of its Subsidiaries, or (iii) any claim against the use by the Company or any of its Subsidiaries of any Intellectual Property owned or used by it.

           Section 3.11. Litigation. Except as expressly disclosed in the SEC Reports or on Schedule 3.11 hereto, there are no claims, suits, actions, proceedings, arbitrations or investigations (each, a "Proceeding") pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its Subsidiaries, that involve a claim against the Company or any of its Subsidiaries in an amount in excess of $1,000,000, or that, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect; and except as so disclosed, there are no judgments, decrees, injunctions, rules, stipulations or orders outstanding against or applicable to the Company or any of its Subsidiaries or against or applicable to any of their respective properties or businesses that, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect.

           Section 3.12. Compliance with Laws; Regulatory Approvals. Except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and except as disclosed in the SEC Reports or as alleged to the date hereof in connection with or relating to the Proceedings referred to in Schedule 3.11 hereto, the businesses of the Company and its Subsidiaries currently are being conducted in compliance with all applicable Laws. Except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, all Regulatory Approvals required by the Company and its Subsidiaries to conduct their respective business as now conducted by them have been obtained and are in full force and effect. Except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, and except as alleged to the date hereof in connection with or relating to the Proceedings referred to in
Schedule 3.11 hereto, the Company and its Subsidiaries are in compliance with the terms and requirements of such Regulatory Approvals. Except in each case as is not reasonably likely to have, individually or in the aggregate, a

Material Adverse Effect, and except in connection with the matters disclosed on Schedules 3.11 and 3.12 hereto, since December 31, 1996, none of the Company or any of its Subsidiaries has received any written notice or other written communication from any Governmental Entity regarding (i) any revocation, withdrawal, suspension, termination or modification of, or the imposition of any material conditions with respect to, any Regulatory Approval, (ii) any violation of any Law by the Company or any of its Subsidiaries or (iii) any other limitations on the conduct of business by the Company or any of its Subsidiaries.

           Section 3.13. Taxes. Except as disclosed on Schedule
3.13 hereto: (a) The Company and its Subsidiaries have duly filed all U.S. federal, state, local, foreign and other tax returns (including any information returns), reports and statements that are required to have been filed with the appropriate taxing authority and have paid all Taxes shown to be due on such returns, reports or statements. All information provided in such returns, reports and statements is complete and accurate in all material respects.

           (b) No audits or investigations relating to any Taxes for which the Company or its Subsidiaries may be liable are pending or threatened in writing by any taxing authority. There are no agreements or applications by the Company or any of its Subsidiaries for the extension of the time for filing any tax return or paying any Tax nor have there been any waivers of any statutes of limitation for the assessment of any Taxes. Schedule
3.13 hereto lists the audit status of each of the Company's tax returns.

           (c) Neither the Company nor any of its Subsidiaries are parties to any agreements relating to the sharing or allocation of Taxes.

           (d) As of January 1, 1997 for U.S. federal income tax purposes, the Company had no net operating loss carryforwards.
There has not been an ownership change of the Company within the meaning of Section 382 of the Code during the five years preceding the date of this Agreement.

           (e) The Company or its Subsidiaries have withheld from its employees and timely paid to the appropriate taxing authority proper and accurate amounts in all material respects through all periods in compliance in all material respects with all employee Tax withholding provisions of all applicable Laws.

           Section 3.14. ERISA and Other Employment Matters. (a) Except for the Option Plans or as set forth on Schedule 3.14(a) hereto, neither the Company nor any of its Subsidiaries maintains or contributes to or has any obligation to contribute to, or has any liability with respect to, any plan, program, arrangement, agreement or commitment which is an employment, consulting or deferred compensation agreement, or an executive compensation, incentive bonus or other bonus, employee pension, profit-sharing, savings, retirement, stock option, stock purchase, severance pay, life, health, disability or accident insurance plan, or vacation, or other employee benefit plan, program, arrangement, agreement or commitment, including, without limitation, any "employee benefit plan" as defined in Section 3(3) of ERISA (individually, a "Plan", and collectively, the "Plans").

           (b) With respect to each employee benefit plan (including, without limitation, the Plans) that is subject to the provisions of Title IV of ERISA and with respect to which the Company or any of its Subsidiaries, or any Person that would be treated as a single employer with the Company or any of its Subsidiaries pursuant to Section 414(b), (c), (m) or (o) of the Code (collectively, the "Principal Corporations") may, directly or indirectly, incur any liability (whether by reason of the complete or partial termination of any such plan, any "complete withdrawal" (as defined in Section 4203 of ERISA) or "partial withdrawal" (as defined in Section 4205 of ERISA) by any Person, whether or not such Person is one of the Principal Corporations, from any such plan, or otherwise):

           (i) no such plan has been terminated so as to result, directly or indirectly, in any liability, contingent or otherwise, of any of the Principal Corporations under Title
      IV of ERISA;

           (ii) no complete or partial withdrawal from such plan has been made by a Principal Corporation, or by any other Person, so as to result in a liability to a Principal Corporation, whether such liability is contingent or otherwise;

           (iii) no proceeding has been initiated by any Person
      (including the Pension Benefit Guaranty Corporation
      ("PBGC")) to terminate any such plan;

           (iv) no condition or event currently exists or currently is expected to occur that is likely to result, directly or indirectly, in any liability of any of the Principal Corporations under Title IV of ERISA (except for required premium payments under Title IV of ERISA, which payments have been or will be made when due) on account of the termination of any such plan;

           (v) no "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any such plan within the preceding three years, other than a reportable event for which the applicable notice requirement has been waived by the PBGC; and

           (vi) no such plan which is subject to Section 302 of ERISA or Section 412 of the Code has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code, respectively), whether or not waived.

           (c) Except as described in Schedule in 3.14(c), no event has occurred with respect to any Plan in connection with which the Company or any of its Subsidiaries or any Plan, directly or indirectly, could be subject to any material liability under ERISA, the Code or any other Law, applicable to any Plan, including, without limitation, Section 406, 409, 502(i), 502(l) or 4069 of ERISA, or Section 4971, 4975 (assuming for the purpose of such Section that the "taxable period" of any "prohibited transaction" (as such terms are defined in such Section) had expired three years from the date hereof) or 4976 of the Code, or under any agreement or instrument pursuant to or under which the Company or any of its Subsidiaries has agreed to indemnify any Person against liability incurred under, or for a violation or failure to satisfy the requirement of, any such Law.

           (d) Other than as set forth in Schedule 3.14(d) hereto, with respect to each Plan (i) all payments due from each of the Company or any of its Subsidiaries to date have been made when due and all amounts properly accrued to date or as of the Closing Date as liabilities of the Company or any of its Subsidiaries which have not been paid have been properly recorded on the books of the Company or any of its Subsidiaries; (ii) the Company and each of its Subsidiaries have complied with, and each such Plan conforms in form and operation to, all applicable laws and regulations, including, but not limited to, ERISA and the Code, in all material respects; (iii) except as described in
Schedule 3.14(d) hereto, each such Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and intended to qualify under Section 401 of the Code has received a favorable determination letter from the Internal Revenue Service with respect to such qualification, its related trust has been determined to be exempt from taxation under Section 501(a) of the Code, and nothing has occurred since the date of such letter that has or is likely to adversely affect such qualification or exemption; and (iv) there are no actions, suits or claims pending (other than routine claims for benefits) or threatened with respect to such Plan or against the assets of such Plan.

           (e) Except as described on Schedule 3.14(e) hereto, neither the execution and delivery of the Transaction Agreements nor the consummation of the transactions contemplated by this Agreement will (i) accelerate the time of the payment, vesting or funding of, or increase the amount of, compensation due to any employee or former employee or (ii) constitute a "Change of Control" within the meaning of the Employment Agreements. Except as described on Schedule 3.14(e) hereto, during the one year preceding the date hereof, neither the Board of Directors nor any committee thereof has taken any action that would, in connection with the execution and delivery of the Transaction Agreements or the consummation of the transactions contemplated by this Agreement, result in an acceleration of the time of the payment, vesting or funding of, or increase the amount of, compensation due to any employee or former employee, including any determination to contribute assets to any Grantor Trust.

           (f) There has been made available to the Investor, with respect to each Plan, a copy of all material employee communications relating to such Plan since January 1, 1995 and a copy of (or description of) any communication (other than routine forms required to be filed by the Company) between the Company and the IRS, the U.S. Department of Labor or the PBGC since January 1, 1995 concerning the Plan.

           (g) None of the Company or any of its Subsidiaries has any announced plan or commitment (whether or not legally binding) to create any additional Plans or to amend or modify any existing Plan, or to increase benefits payable pursuant to any Plan.

           (h) Except for the agreements set forth on Schedule 3.14(h), none of the Company or any of its Subsidiaries are parties to any collective bargaining agreements and there are no labor unions or other organizations representing, purporting to represent, or attempting to represent, any employee of the Company or any of its Subsidiaries.

           (i) Neither the Company nor any of its Subsidiaries has violated any provision of Law regarding the terms and conditions of employment of employees, former employees or prospective employees or other labor related matters, including, without limitation, Laws relating to discrimination, fair labor standards and occupational health and safety, wrongful discharge or violation of the personal rights of employees, former employees or prospective employees which is reasonably likely to have, individually or in the aggregate, a Material Adverse Effect.

           (j) Except as set forth on Schedule 3.14(j), to the best knowledge of the Company, there exists no limitation on the ability of the Company or any of its Subsidiaries to modify or terminate any Plan providing medical or life insurance benefits to current or former employees of the Company.

           Section 3.15. Contracts. (a) Except as set forth on
Schedule 3.15(a) hereto, neither the Company nor any of its Subsidiaries is a party or subject to any of the following (whether written or oral, express or implied): (i) any Employment Agreement or understanding or obligation, with respect to severance or termination, to pay liabilities or fringe benefits with any present or former officer or director of the Company or with any consultant of the Company or any of its Subsidiaries, who is or may be entitled to receive pursuant to the terms thereof, compensation in excess of $250,000 upon termination of such Person's employment or engagement; or (ii) any plan, contract or understanding providing for bonuses, pensions, options, deferred compensation, retirement payments, royalty payments, profit sharing or similar understanding with respect to any present or former officer or director of the Company or with any consultant of the Company or any of its Subsidiaries, who is or may be entitled to receive pursuant to the terms thereof, compensation in excess of $250,000 in any single year.

           (b) Except as set forth on Schedule 3.15(b) hereto, none of the Company, any of its Subsidiaries, or to the knowledge of the Company, any other party is in breach or violation or in default in the performance or observance of any term or provision of any contract, agreement, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any such Subsidiary is a party or by which the Company or any such Subsidiary is bound or to which any of the properties of the Company or any such Subsidiary is subject, which breach, violation or default is reasonably likely to, individually or in the aggregate, involve a claim against the Company or any of its Subsidiaries in an amount in excess of $25,000,000 or have a Material Adverse Effect.

           Section 3.16. Client and Provider Relations. Schedule
3.16 hereto contains for the Company and its Subsidiaries, taken as a whole, a listing that is accurate and complete in all material respects of (i) the twenty-five largest clients (excluding brokers) (measured by revenues) and the revenues for each such client and (ii) the twenty-five largest physician providers (measured by amounts reimbursed or paid to such providers) and the amounts reimbursed or paid to such providers, in each case for the year ended December 31, 1997. Except as set forth on Schedule 3.16 hereto, as of the date of this Agreement, to the Company's knowledge none of the Company's twenty-five largest clients (excluding brokers), twenty-five largest physician providers or twenty-five largest non-physician providers has advised the Company or any of its Subsidiaries that it is not continuing, or is terminating, or is making a material adverse change with respect to, its business with the Company or any of its Subsidiaries. As of the date of this Agreement, to the Company's knowledge and except as would not, individually or in the aggregate, have a Material Adverse Effect, none of the Company's twenty-five largest clients (including brokers) has advised the Company or any of its Subsidiaries that it is not continuing, or is terminating, or is making an adverse change with respect to, its business with the Company or any of its Subsidiaries.

           Section 3.17. Financial Advisors and Brokers. (a) Except for DLJ and Salomon Smith Barney, no Person has acted, directly or indirectly, as a broker, finder or financial advisor of the Company in connection with the Transaction Agreements or the transactions contemplated thereby, and no Person is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Company, any of its Subsidiaries or any of their respective directors, officers or employees. True and correct copies of all agreements between the Company, on the one hand, and DLJ (or any of its Affiliates) or Salomon Smith Barney (or any of its Affiliates), on the other, have been made available to the Investor.

           (b) The Board of Directors has received an opinion of Salomon Smith Barney to the effect that the consideration to be received by the Company for the Securities pursuant to the terms hereof is fair, from a financial point of view, to the Company.

           Section 3.18. Exemption from Registration. Assuming the representations and warranties of the Investor set forth in
Article IV hereof are true and correct in all material respects, the offer and sale of the Securities made pursuant to this Agreement and the acquisition of the Warrant Shares upon exercise of the Warrants will be in compliance with the Securities Act and any applicable state securities laws and will be exempt from the registration requirements of the Securities Act and such state securities laws.

           Section 3.19. Insurance. Set forth on Schedule 3.19 hereto is a description that is correct and complete in all material respects (specifying the insurer, the policy number or covering note number with respect to binders and amount of coverage) of insurance policies, binders, contracts or instruments (collectively, the "Policies") to which the Company or any of its Subsidiaries is a party or by which any of their assets or any of their employees, officers or directors (in such capacity) are covered by property, fire, professional liability, fiduciary and other insurance. True and complete copies of all such Policies have been made available to the Investor. Except as set forth on Schedule 3.19 hereto, all such Policies are in full force and effect in accordance with their respective terms and will remain in full force and effect after the Closing. Except as set forth on Schedule 3.19 hereto, neither the Company nor any of its Subsidiaries has received any notice of default with respect to any provision of any such Policies. With respect to its directors' and officers' liability insurance policies, neither the Company nor any of its Subsidiaries has failed to give any notice or present any claim thereunder in due and timely fashion or as required by any such policies so as to jeopardize full recovery under such Policies.

           Section 3.20. Insurance Contracts and Rates; Payment of Claims. Except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, all insurance contracts written or issued by the Company or any of its Subsidiaries, as now in force, are in all material respects, to the extent required by Law, on forms approved by applicable Governmental Entities or have been filed with, and not objected to by, such Governmental Entities within the period provided for objection, and such forms comply in all material respects with the insurance statutes, regulations and rules applicable thereto. Complete and correct copies of such forms have been made available to the Investor. Except in each case as is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect, premium rates established by the Company or its Subsidiaries which are required to be filed with or approved by Governmental Entities have been so filed or approved; the premiums charged by the Company and its Subsidiaries conform thereto in all material respects; and such premiums comply in all material respects with the insurance statutes, regulations and rules applicable thereto.

           Section 3.21. Reinsurance. There are no defaults, lapses or impairments under any reinsurance or coinsurance treaties or agreements, including retrocessional agreements, pursuant to which the Company or any Regulated Subsidiary has any existing rights, obligations or liabilities, which would, individually or in the aggregate, have a Material Adverse Effect.

           Section 3.22. Disclosure. The representations and warranties made by the Company in this Agreement, and the exhibits, documents, statements, certificates or schedules furnished or to be furnished to the Investor pursuant to the terms hereof or expressly referenced herein or therein, taken as a whole, do not and will not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

                            ARTICLE IV
          REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

           The Investor represents and warrants to, and agrees with, the Company as follows:

           Section 4.01. Organization. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite power and authority to own or lease and operate its properties and to conduct its business as it is now being conducted and is proposed to be conducted.

           Section 4.02. Authorization of Agreements. (a) The Investor has all requisite power as a limited liability company and authority to execute, deliver and perform its obligations under the Transaction Agreements. The execution, delivery and performance of this Agreement and the Registration Rights Agreement, and the consummation by the Investor at the Closing of the transactions contemplated hereby and thereby, have been duly authorized by all other necessary action on the part of the Investor.

           (b) This Agreement and the Registration Rights Agreement have been duly executed and delivered by the Investor, and each such agreement constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

           Section 4.03. Consents; No Conflicts. (a) Except for the Required Regulatory Approvals, no Regulatory Approval from, or registration, declaration or filing with, any Governmental Entity is required to be made or obtained by the Investor in connection with the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the consummation of the transactions contemplated hereby and thereby.

           (b) The execution and delivery of this Agreement does not, and the execution and delivery of the Registration Rights Agreement will not, and the performance of the obligations set forth herein and therein and the consummation of the transactions contemplated hereby and thereby will not, (i) violate any provision of the organizational documents of the Investor; (ii) conflict with, contravene or result in a breach or violation of any of the terms or provisions of, or constitute a default (with or without notice or the passage of time) under, or result in or give rise to a right of termination, cancellation, acceleration or modification of any right or obligation under, or require any consent, waiver or approval under, any note, bond, debt instrument, indenture, mortgage, deed of trust, lease, loan agreement, joint venture agreement, Regulatory Approval, contract or any other agreement, instrument or obligation to which such Investor is a party or by which the Investor or any of its property is bound, or (iii) violate any Law applicable to the Investor.

           Section 4.04. Financial Advisors and Brokers. Except for Bear, Stearns & Co. Inc., no Person has acted directly or indirectly as a broker, finder or financial advisor of the Investor in connection with the Transaction Agreements or the transactions contemplated hereby or thereby, and no Person is entitled to receive any broker's, finder's or similar fee or commission in respect thereof based in any way on any agreement, arrangement or understanding made by or on behalf of the Investor or any of its directors, officers or employees.

           Section 4.05. Ownership of Company Equity Securities; Purpose of Investment. (a) The Investor does not own more than 1% of the outstanding voting stock of the Company (each of "own" and "voting stock" as defined for purposes of DGCL Section 203).

           (b) Except as permitted pursuant to Section 11.10 hereof, the Investor is acquiring the Securities under this Agreement for its own account solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act. The Investor acknowledges that the Securities and the Warrant Shares have not been registered under the Securities Act and may be sold or disposed of in the absence of such registration only pursuant to an exemption from the registration requirements of the Securities Act.

                            ARTICLE V
                            GOVERNANCE

           Section 5.01. Board Size. The Board of Directors shall consist of a minimum of 11 directors and a maximum of 13 directors (before giving effect to the right, if any, of holders of the Senior Preferred Stock to elect additional directors to the Board of Directors as provided in the Certificate of Designations).

           Section 5.02. Board Representation. (a) The Board of Directors shall elect the CEO to the Board of Directors effective not later than the Closing Date. The CEO shall be included as a director in Class III. So long as the CEO serves as chief executive officer of the Company, at each annual meeting of the stockholders of the Company at which Class III directors are up for election, the Board of Directors or the Nominating Committee thereof shall include the CEO for election to such class of directors at such annual meeting. If the Board of Directors shall cease to be a classified board, the Board of Directors or the Nominating Committee thereof shall include the CEO for election to the Board of Directors at each annual meeting of stockholders of the Company for so long as the CEO serves as chief executive officer of the Company.

           (b) The Company shall cause the CEO to be included in the slate of nominees recommended by the Board of Directors to the Company's stockholders for election as directors at each annual meeting of the stockholders of the Company as is required by Section 5.02(a) hereof, and shall use its best efforts to cause the election of the CEO, including soliciting proxies in favor of the election of the CEO.

           (c) The Board of Directors shall, subject to Section 5.02(g) hereof, elect four nominees designated in writing by the Investor prior to the Closing (such persons, or replacements designated by the Investor, the "Investor Nominees"), to the Board of Directors effective as of the Closing Date in Class I and Class II as specified by the Investor. Commencing with the annual meeting of stockholders of the Company the record date for which next follows the Closing Date, and at each annual meeting of stockholders of the Company thereafter, the Investor shall be entitled to present to the Board of Directors or the Nominating Committee thereof a number of nominees for election to the class of directors up for election to the Board of Directors at such annual meeting equal to the number of Investor Nominees in such class immediately prior to such election. If the Board of Directors shall cease to be a classified board, the Investor shall be entitled to present to the Board of Directors or the Nominating Committee thereof four nominees for election to the Board of Directors at each annual meeting of stockholders of the Company. In the event of the death, disability, resignation or removal of an Investor Nominee (other than pursuant to Section 5.02(e) hereof), the Investor shall designate a replacement for such director, which replacement the Company shall cause to be elected to the Board of Directors, subject to Section 5.02(g) hereof.

           (d) Subject to Section 5.02(g) hereof, the Company shall cause each Investor Nominee designated for election to the Board of Directors pursuant to the second sentence of Section 5.02(c) hereof to be included in the slate of nominees recommended by the Board of Directors to the stockholders of the Company for election as directors at the relevant annual meeting of the stockholders, and shall use its reasonable best efforts to cause the election of each such nominee, including soliciting proxies in favor of the election of such person.

           (e) Notwithstanding the foregoing provisions of this
Section 5.02, the total number of Investor Nominees the Investor is entitled to designate for election to the Board of Directors shall be reduced to (i) three, in the event that the Investor and its Affiliates Beneficially Own, in the aggregate, at least 60%, but less than 80%, of the Original Number of Warrant

Shares Beneficially Owned by the Investor and its Affiliates, in the aggregate, as of the Closing (the "Investor Original Warrant Shares"), (ii) two, in the event that the Investor and its Affiliates Beneficially Own, in the aggregate, at least 40%, but less than 60%, of the Investor Original Warrant Shares, (iii) one, in the event the Investor and its Affiliates Beneficially Own, in the aggregate, at least 20%, but less than 40%, of the Investor Original Warrant Shares, or (iv) zero, in the event the Investor and its Affiliates Beneficially Own, in the aggregate, less than 20% of the Investor Original Warrant Shares. In the event that the number of Investor Nominees the Investor is entitled to designate for election to the Board of Directors is reduced pursuant to the preceding sentence, the Investor shall be entitled to designate which of the Investor Nominees the Investor shall no longer be entitled to designate for election to the Board of Directors. In the event that the number of Investor Nominees the Investor is entitled to designate for election to the Board of Directors is reduced pursuant to this Section 5.02(e), the relevant Investor Nominees shall resign from the Board of Directors no later than the thirtieth day after the day on which the Investor's Beneficial Ownership is reduced below the applicable threshold ownership level of Investor Original Warrant Shares specified in this Section 5.02(e). For purposes of any calculation made pursuant to this Section 5.02(e) regarding the Beneficial Ownership of Investor Original Warrant Shares by the Investor or any of its Affiliates as of any time after the Closing, any Warrant Share transferred to any Person other than the Investor or its Affiliates shall be deemed not to be Beneficially Owned by the Investor or any of its Affiliates, regardless of whether such Warrant Share is subsequently acquired by the Investor or any of its Affiliates.

           (f)  Reserved.

           (g) If the Board of Directors shall determine in good faith in the exercise of its fiduciary duties, based on the advice of outside counsel, that nomination of any person designated by the Investor for election to the Board of Directors would not be in the best interests of the Company, then the Company shall promptly notify the Investor of such determination (either in person, if such determination shall be made at a Board of Directors meeting at which an Investor Nominee is present or by telephone (promptly confirmed in writing), if such determination shall be made at a Board of Directors meeting at which an Investor Nominee is not present) and thereafter the Investor shall have a period of no less than five Business Days to designate a new person for nomination for election to the Board of Directors as an Investor Nominee. The Board of Directors has approved the executives of the Investor set forth on Schedule 5.02(g) hereto as Investor Nominees for all purposes hereof as of the date hereof.

           Section 5.03. Committees. (a) Effective as of the Closing Date, and for so long as an Investor Nominee serves as a member of the Board of Directors, each committee of the Board of Directors shall include at least one Investor Nominee; provided, however, that in the event the rules of the primary national securities exchange or national quotation system on which the Common Stock is then listed or quoted prohibits the appointment of any particular Investor Nominee to the Company's Audit Committee such Investor Nominee shall not be appointed to such committee; and provided, further, that if at any time the Board of Directors shall have an executive or other committee that performs functions similar to those customarily performed by an executive committee of a board of directors, such committee shall include at least two Investor Nominees so long as (i) the Investor is entitled to designate four Investor Nominees for election to the Board of Directors pursuant to Section 5.02 hereof, and (ii) such committee includes five or more directors.

           (b) From and after the Closing Date, all directors of the Company (including, without limitation, the Investor Nominees) shall be afforded 10 days' advance notice of the time and place of, and will be invited to attend, the regular and special meetings of any committee of the Board of Directors. From and after the Closing Date and so long as Investor Nominees serve as members of the Board of Directors, the frequency of meetings, make-up and subject matter of each committee of the Board of Directors shall continue substantially as they are currently. So long as the Investor has the right to have Investor Nominees elected to committees of the Board of Directors, the Board of Directors shall have at least the following committees: an Audit Committee, a Compensation Committee and a Nominating Committee.

           Section 5.04. CEO. The Bylaws of the Company shall provide that the termination of the CEO shall require the affirmative vote of at least 75% of the directors of the Company.

                            ARTICLE VI
                            STANDSTILL

           Section 6.01. Standstill Agreement. (a) The Investor covenants and agrees with the Company that, from the date hereof through the Closing Date and thereafter (subject to paragraph (d) below) for a period of three years following the Closing Date (the "Standstill Period"), the Investor and its Affiliates shall not, without the prior approval of the Board of Directors:

           (i) acquire, seek, propose or offer to acquire or agree to acquire (other than (w) in accordance with the terms of this Agreement, the Warrants and the Certificates of Designations; (x) as a result of a stock split, stock dividend or other recapitalization by the Company or the exercise of rights or warrants distributed to stockholders;
      (y) as a result of transfers between the Investor and its Affiliates, provided that the transferor did not itself acquire the transferred Voting Securities in violation of clauses (a) or (b) of this Section 6.01; or (z) in a transaction in which the Investor or one of its Affiliates acquires Beneficial Ownership of more than 50% of the Voting Power of the Voting Securities of a previously non-Affiliated business entity that owns less than 1% of the Voting Power of the outstanding Voting Securities of the Company if such acquisition is not made in contemplation of any acquisition prohibited under this subparagraph (a)), or commence or propose to commence any tender offer or exchange offer seeking to acquire, Beneficial Ownership of any additional Voting Securities of the Company, or all or any substantial portion of the assets of the Company and its Subsidiaries;

           (ii) become a member of a Group with respect to the Voting Securities of the Company, other than a Group composed solely of itself and its Affiliates and, to the extent of any Securities and Warrant Shares purchased hereunder as of the Closing, any Designated Purchaser and Affiliates of any Designated Purchaser, or any combination thereof;

           (iii) solicit any proxies or stockholder consents, or become a participant (other than by voting), or encourage any Person to become a participant, in a proxy or consent solicitation with respect to any of the Company's Voting Securities, in each case other than solicitations to holders of shares of Preferred Stock with respect to matters as to which the Preferred Stock is entitled to vote;

           (iv) call any special meeting of stockholders; or

           (v) make any public disclosure, or take any action which could require the Company to make any public disclosure, with respect to an offer, proposal or transaction that if made or consummated without the prior approval of the Board of Directors, would not be permitted under this Section 6.01.

           (b) After the expiration of the Standstill Period, neither the Investor nor any of its Affiliates shall acquire, offer to acquire or agree to acquire (other than (w) in accordance with the terms of this Agreement, the Warrants and the Certificates of Designations; (x) as a result of a stock split, stock dividend or other recapitalization by the Company or the exercise of rights or warrants distributed to stockholders; (y) as a result of transfers between the Investor and its Affiliates, provided that the transferor did not itself acquire the transferred Voting Securities in violation of clauses (a) or (b) of this Section 6.01; or (z) in a transaction in which the Investor or one of its Affiliates acquires Beneficial Ownership of more than 50% of the Voting Power of the Voting Securities of a previously non-Affiliated business entity that owns less than 1% of the Voting Power of the outstanding Voting Securities of the Company), or commence any tender offer or exchange offer seeking to acquire, Beneficial Ownership of any additional Voting Securities of the Company, or acquire, offer to acquire or agree to acquire all or any substantial portion of the assets of the Company and its Subsidiaries, unless the Investor or an Affiliate of the Investor (individually or as a member of a Group) so acquires or offers to acquire such Voting Securities by means of a tender offer approved by the Board of Directors for all of the outstanding shares of Common Stock made on the same terms to each holder of Common Stock or has theretofore made and consummated such a tender offer and therein acquired more than 50% of the Company's outstanding Common Stock.

           (c) Notwithstanding the foregoing, the provisions of clauses (a) and (b) of this Section 6.01 shall cease to be applicable in the event that (i) the Company enters into a definitive agreement with respect to a Control Transaction; (ii) a bona fide offer is made by any Person (other than the Investor, a Significant Designated Purchaser or an Affiliate of the Investor or a Significant Designated Purchaser) to acquire more than 50% of any class of the Company's Voting Securities and such offer is approved by the Board of Directors; (iii) an Insolvency Event occurs; or (iv) the Board of Directors (including a majority of the outside directors other than the Investor Nominees and any other directors that are employed by or serve as a director of the Investor, a Significant Designated Purchaser or any Affiliate of the Investor or a Significant Designated Purchaser (other than the Company and its Subsidiaries)) so determines. In the event the Company is soliciting proposals or offers to acquire with respect to a Control Transaction from any Person (a "bidding process") (other than the Investor, a Significant Designated Purchaser or an Affiliate of the Investor or a Significant Designated Purchaser), the Company shall release the Investor from the restrictions contained in clauses (a) and (b) of this Section 6.01 to the extent necessary for the Investor to be permitted, on the same terms as bidders approved by the Company, to make such a proposal or offer; provided, however, that if the Investor withdraws from the bidding process or the Company terminates the bidding process, the Investor shall thereafter continue to be subject to the restrictions contained in subparagraphs (a) and (b) of this
Section 6.01.

           (d) The Company shall not adopt any stockholder rights plan or similar device which would have an adverse effect on the Investor and its Affiliates based solely upon the Investor and its Affiliates holding Securities or Warrant Shares acquired in the transactions contemplated by this Agreement or additional Voting Securities acquired in transactions permitted by Section 6.01(a)(i) or Section 6.01(b) hereof other than, in each case, subclause (z) thereof. The Company may adopt a stockholder rights plan (with a 15% or greater "flip-in" and "flip-over" trigger) or similar device (with similar thresholds) consistent with the conditions set forth in the preceding sentence of this paragraph
(d), notwithstanding any other provision of this Agreement (including, without limitation, Sections 3.09, 7.02, 8.02, 8.03 and 8.04 hereof). The Investor agrees that it shall not sell, or permit any of its Affiliates to sell, any Securities or Voting Securities of the Company in any transaction that to the Investor's knowledge would result in the trigger of any such "flip-in" or "flip-over" provision in any such rights plan or similar device.

                           ARTICLE VII
                      PRE-CLOSING COVENANTS

           Section 7.01. Taking of Necessary Action. Each of the parties hereto agrees to use its reasonable best efforts promptly to take or cause to be taken all actions and promptly to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Without limiting the foregoing, the Investor and the Company will use their reasonable best efforts to make all filings, including filings under the HSR Act, and obtain all Required Regulatory Approvals and other Regulatory Approvals necessary or, in the opinion of the Investors or the Company, advisable in order to permit the consummation of the transactions contemplated hereby.

           Section 7.02. Conduct of Business. From the date hereof until the Closing, the Company shall conduct its business and shall cause its Subsidiaries to conduct their respective businesses in, and only in, the ordinary course and shall use, and shall cause its Subsidiaries to use, their best efforts to preserve intact their respective present business organizations, operations, goodwill and relationships with third parties (including, without limitation, clients and healthcare providers) and to keep available the services of the present directors, officers and key employees. Without limiting the generality of the foregoing, except as required pursuant to outstanding agreements or obligations of the Company or any of its Subsidiaries that have been disclosed to the Investor and set forth in the Schedules hereto or the SEC Reports, from the date hereof until the Closing, without the prior written consent of the Investor (except as expressly permitted or required by this Agreement):

           (i) the Company shall not, and shall cause each of its Subsidiaries not to, sell any of the assets (other than investment securities or any equity, partnership or other interests in any Person sold by a Subsidiary of the Company in the ordinary course of business, provided that the Company and its Subsidiaries Beneficially Own, in the aggregate, less than 5% of the Voting Power of the Voting Securities of such Person) of the Company or its Subsidiaries (or the securities of entities holding the same) to any Person, other than the Company or a Wholly-Owned Subsidiary of the Company, in one transaction or a series of related transactions, in which the fair value of the assets being sold, or the total consideration (in the form of cash or property) to be received by the Company and its Subsidiaries, exceeds $5,000,000;

           (ii) the Company shall not, and shall cause each of its Subsidiaries not to, acquire any assets (other than investment securities acquired by a Subsidiary of the Company in the ordinary course of business, provided that the Company and its Subsidiaries Beneficially Own (and, after giving effect to such transaction, would Beneficially
      Own), in the aggregate, less than 5% of the Voting Power of the Voting Securities of such Person) of any other Person or acquire any equity, partnership or other interests in any other Person (other than the Company or a Wholly-Owned Subsidiary of the Company), in one transaction or series of related transactions, in which the total consideration (in the form of cash or property) to be paid by the Company and its Subsidiaries exceeds $5,000,000;

           (iii) the Company shall not, and shall cause each of its Subsidiaries not to, take any of the actions or enter into any of the agreements, commitments or transactions described in clauses (i), (ii), (iii), (xi), (xii) or
      (xiii) of Section 3.09 hereof;

           (iv) the Company shall not, and shall cause each of its Subsidiaries not to, take any action that it knows or has reason to believe would cause a representation or warranty of the Company set forth herein to be untrue if made at such time, or a covenant of the Company set forth in Article VIII to fail to be satisfied (as if such covenant applied at such time); and

           (v) the Company shall not, and shall cause each of its Subsidiaries not to, commit or agree to do any of the foregoing.

           Section 7.03. Notifications. At all times prior to the Closing Date, the Investor shall promptly notify the Company and the Company shall promptly notify the Investor in writing of any fact, change, condition, circumstance or occurrence or nonoccurrence of any event which will or is reasonably likely to result in the failure to satisfy the conditions to be complied with or satisfied by it hereunder, provided, however, that the delivery of any notice pursuant to this Section 7.03 shall not limit or otherwise affect the remedies available hereunder to any party receiving such notice.

           Section 7.04. Alternative Transactions. (a) From the date hereof until the earlier of the Closing and the termination of this Agreement (the "Exclusivity Period"), the Company shall not, shall not permit any of its Subsidiaries or Affiliates to, and shall not authorize or permit any of their Representatives to, directly or indirectly, (i) solicit or initiate, or encourage the submission of, any Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Proposal or Alternative Transaction, other than a transaction with the Investor, or (iii) authorize, engage in, or enter into any agreement or understanding with respect to, any Alternative Transaction; provided, however, to the extent required by the fiduciary obligations of the Board of Directors, as determined in good faith by the Board of Directors based on the advice of outside counsel, the Company may participate in such discussions or negotiations or furnish such information in response to an unsolicited Proposal with respect to, or authorize, engage in or enter into any agreement or understanding with respect to, a Control Transaction; and provided, further, that the Company, its Subsidiaries and Affiliates and their Representatives may respond to any party that initiates discussions regarding a potential Alternative Transaction, to notify such party that it is engaged in the transactions contemplated by this Agreement and will not engage in any further communications while pursuing such transactions.

           (b) The Company will promptly advise the Investor of, and inform the Investor of the terms of, any Proposal that the Company, any of its Subsidiaries or Affiliates or any of their Representatives may receive during the Exclusivity Period.

           Section 7.05. Financing. The Company agrees to provide, will cause its Subsidiaries to provide, and will use its reasonable best efforts to cause its and their respective Representatives to provide, all reasonable cooperation in connection with any financing to be consummated contemporaneously with or at or after the Closing in respect of the transactions contemplated by this Agreement, including without limitation, (x) participation in meetings, due diligence sessions and road shows,
(y) the preparation of offering memoranda, private placement memoranda, prospectuses and similar documents, and (z) the execution and delivery of any commitment letters, underwriting or placement agreements, pledge and security documents, other definitive financing documents, or other requested certificates or documents, including a certificate of the chief financial officer of the Company with respect to solvency matters, comfort letters of accountants and legal opinions as may be requested by the Investor; provided, that the form and substance of any of the material documents referred to in clause (y), and the terms and conditions of any of the material agreements and other documents referred to in clause (z), shall be substantially consistent with the terms and conditions of the financing required to satisfy the condition precedent set forth in 9.01(e) and, provided, further, that the terms and conditions of such financing may not require the payment of any commitment or other similar fee by the Company, or the incurrence of any liabilities by the Company, prior to the Closing without the Company's prior consent (which consent will not be unreasonably withheld). The parties acknowledge that the payment of any fees by the Company in connection with any commitment letters, including the commitment letter relating to the Senior Financing Arrangements, shall be subject to the occurrence of the Closing. In addition, in conjunction with the obtaining of any such financing, the Company agrees, at the request of the Investor, to call for prepayment or redemption, or to prepay, redeem and/or renegotiate, as the case may be, any then existing Indebtedness of the Company; provided that no such prepayment or redemption or call for prepayment or redemption, shall themselves actually be made until contemporaneously with or after the Closing.

           Section 7.06. Delivery of 1997 Statements. The Company shall deliver the 1997 Statements to the Investor as promptly as practicable and in any event before the day which is five
Business Days prior to the Closing Date.

           Section 7.07. Debenture Indentures. Prior to the Closing, the Company and the Investor shall jointly prepare an indenture or indentures, having terms comparable to the terms of the Series A Preferred Stock and the Series B Preferred Stock (including, without limitation, interest rates that are the same as the respective dividend rates on the Series A Preferred Stock and Series B Preferred Stock) and otherwise mutually acceptable in form and substance, with respect to each of the Series A Debentures and Series B Debentures.

                           ARTICLE VIII
                       ADDITIONAL COVENANTS

           Section 8.01. Financial and Other Information. (a) From and after the date hereof until the earlier of the Closing and the termination of this Agreement, and thereafter for so long as the Investor and its Affiliates Beneficially Own, in the aggregate, at least 25% of the Original Number of Warrant Shares, the Company shall (and shall cause each of its Subsidiaries to) afford to and permit the Investor and its Representatives, upon reasonable notice and in such manner as will not unreasonably interfere with the conduct of the Company's (or such Subsidiary's) business or jeopardize the ability of the Company to assert successfully attorney-client privilege, reasonable access to their respective properties, books, contracts, commitments and records (including information regarding any pending or threatened Proceeding to which the Company or any of its Subsidiaries is, or reasonably expects to be, a party) and to discuss the business, affairs, finances, regulatory status and other matters related to the purchase and Beneficial Ownership of the Securities and Warrant Shares with Representatives of the Company.

           (b) The Investor shall not use information provided pursuant to Section 8.01(a) hereof except in connection with its continuing evaluation of its investment in the Company and, subject to applicable Law, will hold such information in confidence until such time as such information otherwise becomes publicly available; provided, however, that the Investor may share any such information with a Designated Purchaser or prospective Designated Purchaser prior to the Closing (but not thereafter), if such Designated Purchaser or prospective Designated Purchaser, as the case may be, executes and delivers to the Company, in form and substance reasonably satisfactory to the Company, a written confidentiality agreement including customary standstill provisions.

           Section 8.02. Limitation on Dividend Payments and Stock Repurchases. From and after the Closing, so long as the Investor Group Beneficially Owns, in the aggregate, at least 35% of the Original Number of Warrant Shares and the Investor and its Affiliates Beneficially Own, in the aggregate, at least 20% of the Original Number of Warrant Shares, the Company shall not (i) declare or pay any dividend on, or make any other distribution with respect to, any shares of Limited Stock (other than the Junior Preferred Stock), or (ii) purchase, redeem or otherwise acquire, and shall cause its Subsidiaries not to purchase, redeem or otherwise acquire, any shares of Limited Stock (other than such purchases, redemptions or acquisitions of Limited Stock from officers and employees of the Company and its Subsidiaries; provided (i) that such purchases, redemptions or acquisitions do not have purchase prices which exceed $10,000,000 in the aggregate and (ii) such purchases, redemptions or acquisitions are required by Law, the provisions of the Option Plans or the provisions of Employment Agreements in effect on the date hereof or entered into in accordance with this Agreement or are in connection with the repayment of promissory notes issued by employees in connection with the purchase of Limited Stock from the Company, in accordance with the past practice of the Company).

           Section 8.03. Organizational Documents. From and after the Closing, so long as the Investor Group Beneficially Owns, in the aggregate, at least 35% of the Original Number of Warrant Shares and the Investor and its Affiliates Beneficially Own, in the aggregate, at least 20% of the Original Number of Warrant Shares, the Company shall not effect any change or amendment to the Certificate of Incorporation or Bylaws that is in any manner adverse to the rights of the Investor Group (other than in connection with a stockholders rights plan or similar device permitted by Section 6.01(d) hereof).

           Section 8.04. Limitation on Issuances of Equity Securities. From and after the Closing, so long as the Investor Group Beneficially Owns, in the aggregate, at least 35% of the Original Number of Warrant Shares and the Investor and its Affiliates Beneficially Own, in the aggregate, at least 20% of the Original Number of Warrant Shares, the Company shall not, and shall cause its Subsidiaries not to, issue any Equity Securities or any Derivative Securities other than to the Company or a Wholly-Owned Subsidiary of the Company; provided, however, that the Company may issue capital stock (i) pursuant to options outstanding under the Option Plans, (ii) pursuant to the agreements and instruments listed on Schedule 8.04 hereto, and
(iii) in Qualified Offerings.

           Section 8.05. Mergers, Consolidation, etc. From and after the Closing, so long as the Investor Group Beneficially Owns, in the aggregate, at least 35% of the Original Number of Warrant Shares and the Investor and its Affiliates Beneficially Own, in the aggregate, at least 20% of the Original Number of Warrant Shares, the Company shall not authorize, engage in or enter into any agreement or understanding with respect to, a Control Transaction (other than the authorization, engaging in or entering into of an agreement or understanding with respect to a Control Transaction which agreement or understanding the Board of Directors determines in good faith based on the written advice of outside counsel is required to be authorized, engaged in or entered into in order to comply with its fiduciary duties).

           Section 8.06. Publicity. Except as required by Law or by obligations pursuant to any listing agreement with or requirement of any national securities exchange or national quotation system on which the Common Stock is listed, admitted to trading or quoted, neither the Company (or any of its Affiliates) nor the Investor (nor any of its Affiliates) shall, without the prior written consent of each other party hereto, which consent shall not be unreasonably withheld or delayed, make any public announcement or issue any press release with respect to the transactions contemplated by this Agreement. Prior to making any public disclosure required by applicable Law or pursuant to any listing agreement with or requirement of any relevant national exchange or national quotation system, the disclosing party shall consult with the other parties hereto, to the extent feasible, as to the content and timing of such public announcement or press release.

           Section 8.07. Status of Dividends. The Company agrees to treat the Series A Preferred Stock and Series B Preferred Stock as equity for all Tax purposes unless the Company determines that there is no reasonable basis for such position. The Company shall take no action that would jeopardize the availability of the dividends received deduction under Section 243(a)(1) of the Code for the distributions on the Series A Preferred Stock and Series B Preferred Stock that are paid out of current or accumulated earnings and profits, if any.

           Section 8.08. Director and Officer Indemnification.
(a) So long as the CEO or any Investor Nominee serves as a member of the Board of Directors or as an officer of the Company, the Company shall provide to each such individual indemnification and directors' and officers' insurance having terms and provisions no less favorable to such individuals than the indemnification and directors' and officers' insurance provided to other directors and officers of the Company (including, without limitation, coverage for matters based in whole or in part on, or arising in whole or in part out of, any matter existing or occurring while such Investor Nominee was a director, even though such Investor Nominee may no longer be a director at the time any claim for indemnification or coverage under insurance is made).

           (b) So long as the CEO or any Investor Nominee serves as a member of the Board of Directors or as an officer of the Company, the Company shall not amend the Certificate of Incorporation or Bylaws so as to adversely affect the rights of any such person with respect to indemnification by the Company for any Losses incurred by such person in such person's capacity as an officer or director of the Company.

           (c) So long as the CEO or any Investor Nominee serves as a member of the Board of Directors or as an officer of the Company, the Company shall maintain in full force and effect, to the extent available, directors' and officers' liability insurance with respect to such person, which insurance shall be in an amount, and shall cover such risks, as is customary for a corporation in the same business as, or in a similar business to, that engaged in by the Company.

           Section 8.09. Listing; Reservation. (a) So long as there are Warrants or Warrant Shares outstanding, the Company shall use its reasonable best efforts to ensure that the Common
Stock continues to be quoted on Nasdaq.

           (b) From and after the Closing, the Company shall at all times reserve and keep available, out of its authorized and unissued Common Stock, solely for the purpose of issuing Common Stock upon the exercise of Warrants, such number of shares of Common Stock free of preemptive rights as shall be sufficient to issue Common Stock upon the exercise of all outstanding Warrants.

           Section 8.10. Legend. The Investor agrees to the placement on (i) certificates representing Securities purchased by the Investor pursuant to the terms hereof, (ii) Certificates representing Warrant Shares upon issuance pursuant to exercise of the Warrants, and (iii) any certificate issued at any time in exchange or substitution for any certificate bearing such legend, of a legend (the "Private Placement Legend") substantially as set forth below:

           "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS."

           (b) The Private Placement Legend shall be removed from a certificate representing Securities or Warrant Shares if such securities represented thereby are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel, as reasonably may be requested by the Company, to confirm that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such shares will not violate the registration and prospectus delivery requirements of the Securities Act.

           Section 8.11. Limitation on Restrictions on Payment of Dividends. Other than pursuant to this Agreement, the Bridge Agreement, the Senior Financing Agreements, agreements with Governmental Entities existing on the date hereof and set forth on Schedule 8.11 hereto or applicable Law, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, cause or suffer to exist or become effective any contractual or other restrictions or limitations on the ability of the Company or any of its Subsidiaries to pay any dividends or make any other distributions on, or to purchase, redeem or otherwise acquire, any of its Equity Securities.

           Section 8.12. Management Arrangements. (a) The Company will use its reasonable best efforts to maintain Plans and other benefit and incentive arrangements for its senior management with terms at least as favorable to senior management as those set forth on Exhibit J hereto.

           (b) From and after the Closing and for so long as the Investor and its Affiliates Beneficially Own, in the aggregate, at least 25% of the Investor Original Warrant Shares, the Company will not permit the CEO to sell or otherwise transfer or reduce his risk with respect to shares of Common Stock or options to purchase Common Stock, except as expressly permitted by the provisions of the CEO Agreement, and the Company will take all required action to enforce such provisions and will not waive, amend or otherwise modify any such provisions.

           Section 8.13. Stockholders' Meeting. (a) The Company will take, in accordance with applicable law, the Certificate of Incorporation and Bylaws, all action necessary to present the Shareholder Approval Proposal (as defined below) for a vote at the Company's 1998 annual meeting of stockholders, which meeting shall be no later than May 31, 1998 (the "Stockholders' Meeting").

           (b) The Company's proxy statement for the 1998 annual meeting (as amended or supplemented, the "Proxy Statement") shall include a proposal to consider and vote on the Shareholder Approval (the "Shareholder Approval Proposal"). The Proxy Statement shall contain the recommendation of the Board of Directors of the Company that the stockholders approve the Shareholder Approval Proposal. The Company shall notify the Investor promptly of the receipt by it of any comments from the Commission or its staff and of any request by the Commission for amendments or supplements to the Proxy Statement or for additional information and will supply the Investor with copies of all correspondence between the Company and its representatives, on the one hand, and the Commission or the members of its staff or of any other governmental officials, on the other hand, with respect to the Proxy Statement. Insofar as it relates to the Shareholder Approval Proposal, the Company shall give the Investor and its counsel the reasonable opportunity to review and comment on the Proxy Statement prior to its being filed with the Commission and shall give the Investor and its counsel the reasonable opportunity to review and comment on all amendments and supplements to the Proxy Statement and all responses to requests for additional information and replies to comments prior to their being filed with, or sent to, the Commission. The Company shall give reasonable consideration to any comments the Investor or its counsel may provide with respect to the Proxy Statement or any amendment or supplement thereto insofar as it relates to the Shareholder Approval Proposal.

           (c) In the event the Shareholder Approval Proposal is not duly approved by the stockholders at the Stockholders' Meeting, the Company shall take all reasonable action necessary, in accordance with applicable law, the Certificate of Incorporation and Bylaws to present and the Board of Directors shall recommend the adoption of the Shareholder Approval Proposal at each meeting of its stockholders held thereafter until the Shareholder Approval Proposal is duly adopted by the stockholders for so long as the Shareholder Approval is required under the NASD Rules for the exercise of any Series B Warrant for Common Stock.

           (d) Other than with respect to any information with respect to any member of the Investor Group supplied to the Company by such member of the Investor Group in writing specifically for inclusion in the Proxy Statement as to which information the Company makes no representation or warranty, the Company hereby represents and warrants that the Proxy Statement, as of the date thereof and as of the date of the Stockholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they will be made, not misleading.

           (e) The Investor hereby represents and warrants that the Proxy Statement, as of the date thereof and as of the date of the Stockholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they will be made, not misleading, to the extent, and only to the extent that such statement or omission was made in reliance upon and in conformity with written information with respect to the Investor and its Affiliates supplied to the Company by the Investor specifically for inclusion in the Proxy Statement.

           Section 8.14. Calculations. For the purposes of any calculation made pursuant to Section 8.01, 8.02, 8.03, 8.04, 8.05 or 11.12 hereof regarding the Beneficial Ownership of the Original Number of Warrant Shares by a member of the Investor Group as of any time after the Closing, any Warrant Share transferred to any Person other than a member of the Investor Group shall be deemed not to be Beneficially Owned by the Investor Group or any member thereof, regardless of whether such

Warrant Share is subsequently acquired by a member of the Investor Group.

                            ARTICLE IX
                            CONDITIONS

           Section 9.01. Conditions to Investor's Obligations. The obligation of the Investor to purchase and pay for the Securities to be sold to the Investor pursuant to Section 2.01 hereof at the Closing is subject to satisfaction or waiver of each of the following conditions precedent:

           (a) Representations and Warranties; Covenants. The representations and warranties of the Company set forth in
      Article III hereof shall have been true and correct on and as of the date hereof and shall be true and correct as of the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except for such failures to be true and correct (without giving effect to any limitation as to materiality or Material Adverse Effect set forth therein) which, individually and in the aggregate, would not have a Material Adverse Effect and except for such failures to be true and correct that result from actions expressly permitted under or pursuant to this Agreement. The Company shall have performed in all material respects all obligations and complied with all agreements, undertakings and covenants required hereunder to be performed by it at or prior to the Closing. The Company shall have delivered to the Investor at the Closing a certificate in form and substance satisfactory to the Investor dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company to the effect that the conditions set forth in this
      Section 9.01(a) have been satisfied.

           (b) Opinions of Counsel. The Investor shall have received at the Closing from Sullivan & Cromwell, special counsel to the Company, and Jeffery H. Boyd, the General Counsel of the Company, written opinions dated the Closing Date, substantially as set forth in Exhibits F and G hereto, respectively.

           (c) CEO and Related Matters. (i) The CEO shall have been duly and validly appointed Chief Executive Officer of the Company by all necessary action of the Board of Directors, and the Company and CEO shall have entered into an employment agreement (the "CEO Agreement") substantially in the form of Exhibit H hereto or otherwise on terms reasonably acceptable to the Investor and the Company. (ii) The Company shall have adopted Plans and other benefit and incentive arrangements for senior management, subject, in the case of Plans for the issuance of options to purchase Common Stock, to any required approval of the stockholders of the Company, on substantially the terms set forth in Exhibit J hereto or otherwise on terms reasonably acceptable to the Investor.
      (iii) The CEO shall have purchased Common Stock for a subscription price of $10 million as contemplated by the CEO Agreement.

           (d) Reserve Reports. The Investor shall have received true, correct and complete copies of the Company's final 1997 reserve reports (including any revisions) prepared and certified by TPF&C, which reports shall not differ in any material respect from the Draft Reserve Report provided to the Investor on or about February 20, 1998. The data on which such reserve reports were based shall have been accurate and complete with such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect.

           (e) Senior Financing. The Company shall have received senior debt financing, or shall have the right to borrow under a senior credit facility or similar financing arrangement ("Senior Financing Arrangements") then in full force in effect, in each case on terms and conditions reasonably acceptable to the Investor and in an aggregate amount of not less than $350,000,000; provided that following the delivery of the Commitment Letter the terms and conditions of the Senior Financing Arrangements shall be deemed reasonably acceptable to the Investor if such terms are no less favorable to the Company than the terms set forth in the Commitment Letter.

           (f) Amendment of Bylaws. The Bylaws shall have been duly and validly amended by all necessary action of the Board of Directors in order to permit the Company to comply with its obligations under the Transaction Documents.

           (g) Establishment of Preferred Shares and of Warrants. The Company shall have amended the Certificate of Incorporation by filing with the Secretary of State of the State of Delaware the Certificates of Designations in the form of Exhibits A, C and E hereto containing the resolutions of the Board of Directors of the Company creating the Preferred Stock and setting forth the terms and conditions of the Preferred Stock and the Debentures. A copy of the Certificate of Incorporation (including the Certificates of Designations), certified by the State of Delaware, shall have been delivered to the Investor.

           (h) Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Agreements or the consummation of the transactions contemplated hereby or thereby; (ii) no preliminary or permanent injunction or other order by any

      Governmental Entity that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Agreements or the consummation of the transactions contemplated hereby or thereby shall have been issued and remain in effect, and
      (iii) no Governmental Entity shall have instituted any Proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Agreements or the consummation of the transactions contemplated hereby or thereby.

           (i) Consents. All Required Regulatory Approvals set forth on Schedule 1.01 hereto shall have been obtained or made on terms reasonably satisfactory to the Investor, and all waiting periods specified under applicable Law (including, without limitation, the waiting period under the HSR Act), the expiration of which is necessary for such consummation, shall have expired or been terminated.

           (j) Documents. The Investor shall have received all such counterpart originals or certified or other copies of the Transaction Agreements and such other documents as it may reasonably request.

           (k) Board Representation. (i) As contemplated by
      Section 5.02 hereof, four Investor Nominees designated by the Investor shall have been elected to the Board of Directors effective as of the Closing; provided that the condition set forth in this clause (i) shall be deemed satisfied if less than four Investor Nominees designated by the Investor are elected to the Board of Directors, if any person so designated by the Investor is not elected to the Board of Directors by reason of Section 5.02(g) hereof and an acceptable replacement Investor Nominee is not designated by the Investor within the time period specified in Section 5.02(g) hereof. (ii) Directors' and officers' liability insurance shall be available on customary terms to the Investor Nominees in an amount of coverage at least equal to $50 million.

           (l) No Material Adverse Effect; No Control
      Transaction. Since the date of this Agreement, no event shall have occurred which has had, or is reasonably likely to have, a Material Adverse Effect, and no Control Transaction shall have been consummated or agreement, understanding, or arrangement with respect thereto entered into.

           (m) Financial Statements. The 1997 Statements (including the notes thereto) shall not reflect an adverse difference from the Draft 1997 Statements in any material respect with respect to the consolidated financial position of the Company and its Subsidiaries as of the date thereof or the consolidated results of operations or consolidated retained earnings of the Company and its Subsidiaries for the periods or as of the dates, as the case may be, set forth therein (other than with respect to the lack of footnote disclosure in the Draft 1997 Statements to the extent the disclosure contained in the footnotes to the 1997 Statements is consistent with the information contained in the Company Disclosure Documents).

           Section 9.02. Conditions of the Company's Obligations.
The obligation of the Company to issue and sell the Securities to the Investor at the Closing is subject to satisfaction or waiver of each of the following conditions precedent:

           (a) Representations and Warranties; Covenants. The representations and warranties of the Investor set forth in
      Article IV hereof shall have been true and correct in all material respects on and as of the date hereof and shall be true and correct as of the Closing as if made on the Closing Date (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except for such failures to be true and correct (without giving effect to any limitations as to materiality or material adverse effect set forth therein) which, individually and in the aggregate, would not have a material adverse effect on the ability of the Investor to consummate the transactions contemplated hereby and except for such failures to be true and correct that result from actions expressly permitted under or pursuant to this Agreement. The Investor shall have performed in all material respects all obligations and complied with all agreements, undertakings and covenants required by it to be performed at or prior to the Closing, and the Investor shall have delivered to the Company at the Closing a certificate in form and substance satisfactory to the Company dated the Closing Date and signed on behalf of a member of the Investor to the effect that the conditions set forth in this Section 9.02(a) have been satisfied.

           (b) Opinion of Counsel. The Company shall have received at the Closing from Cleary, Gottlieb, Steen & Hamilton, counsel to TPG, a written opinion dated the Closing Date to the effect set forth in Exhibit K hereto.

           (c) Compliance with Laws; No Adverse Action or Decision. Since the date hereof, (i) no Law shall have been promulgated, enacted or entered that restrains, enjoins, prevents, materially delays, prohibits or otherwise makes illegal the performance of any of the Transaction Agreements or the consummation of the transactions contemplated hereby or thereby; (ii) no preliminary or permanent injunction or other order by any Governmental Entity that restrains, enjoins, prevents, delays, prohibits or otherwise makes illegal the performance of any of the Transaction Agreements or the consummation of the transactions contemplated hereby or thereby shall have been issued and remain in effect; and (iii) no Governmental Entity shall have instituted any action, claim, suit, investigation or other proceeding that seeks to restrain, enjoin, prevent, delay, prohibit or otherwise make illegal the performance of any of the Transaction Agreements or the consummation of the transactions contemplated hereby or thereby.

           (d) Consents. All Regulatory Approvals (including, without limitation, the Required Regulatory Approvals) from any Governmental Entity and all consents, waivers or approvals from any other Person required for or in connection with the execution and delivery of the Transaction Agreements and the consummation at the Closing by the parties hereto and thereto of the transactions contemplated hereby and thereby shall have been obtained or made on terms reasonably satisfactory to the Company, and all waiting periods specified under applicable Law (including, without limitation, the waiting period under the HSR Act), the expiration of which is necessary for such consummation, shall have expired or been terminated.

           (e) Documents. The Company shall have received all such counterpart originals or certified or other copies of the Transaction Agreements and such other documents as it may reasonably request.

           (f) Registration Rights Agreement. The Company shall have received a fully executed counterpart of the Registration Rights Agreement from the Investor and the Registration Rights Agreement shall be in full force and effect.

                             ARTICLE X
                            TERMINATION

           Section 10.01. Termination of Agreement. (a) Subject to Section 10.02 hereof, this Agreement may be terminated by notice in writing at any time prior to the Closing by the Investor or the Company if:

           (i) the Closing shall not have occurred on or before August 31, 1998; provided, however, that the right to terminate this Agreement under this Section 10.01(a)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date;

           (ii) any Governmental Entity of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Transaction Agreements and such judgment, injunction, order, ruling, decree or other action becomes final and nonappealable; provided, that the party seeking to terminate this Agreement pursuant to this clause (ii) shall have used its best efforts to have such judgment, injunction, order, ruling or decree lifted, vacated or denied; or

           (iii) the Company and the Investor so mutually agree in writing.

           (b) Subject to Section 10.02 hereof, this Agreement may be terminated by the Company after March 5, 1998 if prior to such termination the Investor shall not have delivered to the Company a commitment letter with respect to the Senior Financing Arrangements satisfactory to the Investor (a "Commitment Letter"); provided that the right to terminate under this Section 10.01(b) shall not be available to the Company if the failure to deliver a Commitment Letter has been due in any material respect to the failure by the Company to cooperate in connection therewith; and provided, further, that the Company shall be under no obligation to consummate the financing contemplated by the Commitment Letter.

           Section 10.02. Effect of Termination. (a) If this Agreement is terminated in accordance with Section 10.01 hereof and the transactions contemplated hereby are not consummated, this Agreement shall become null and void and of no further force and effect except that (i) the terms and provisions of this Section 10.02 and Sections 8.01(b) and 8.06 and Article XI hereof shall remain in full force and effect and (ii) any termination of this Agreement shall not relieve any party hereto from any liability for any breach of its obligations hereunder.

           (b) Within one business day of the later to occur of
(i) termination of the Investment Agreement and (ii) the earlier of (A) the entering into of a written agreement, letter of intent, agreement in principle, memorandum of understanding or similar writing with respect to a Control Transaction and (B) the consummation of a Control Transaction, the Company shall pay the Investor (or its assignees) the Alternative Transaction Fee; provided, that an Alternative Transaction Fee shall be payable only in the event (i) a bona fide Control Transaction (whether or not the same Control Transaction as is ultimately consummated or as to which a written agreement, letter of intent, agreement in principle, memorandum of understanding or similar writing is ultimately entered into) is proposed to, or an inquiry or contact with respect thereto is made to, the Company or its Designated Representatives prior to the Cut-Off Date (as defined below) or a Proposal with respect to a bona fide Control Transaction is publicly announced by the Person contemplating such transaction or an agent of such Person prior to the Cut-Off Date, and (ii) an agreement with respect to a Control Transaction is entered into or a Control Transaction is consummated within one year after the Cut-Off Date. The term "Cut-Off Date" shall mean the earlier of
(i) August 31, 1998 and (y) the termination of this Agreement. The term "Designated Representatives" means (i) any officers, directors or employees of the Company or its Subsidiaries (the "Affiliated Representatives") or (ii) any other Representative of the Company to the extent that such Representative conveys the relevant information to the Company or an Affiliated Representative.

                            ARTICLE XI
                          MISCELLANEOUS

           Section 11.01. Fees and Expenses. (a) The Company shall be responsible for the payment of all expenses incurred by the Company in connection with the Transaction Agreements and the transactions contemplated thereby, regardless of whether such transactions are consummated, including, without limitation, all fees and expenses of the Company's legal counsel and all third-party consultants engaged by the Company to assist in such transactions. The Company also agrees to reimburse the Investor for all out-of-pocket expenses reasonably incurred by the Investor in connection with the Transaction Agreements and the transactions contemplated thereby, including, without limitation, all fees and expenses of the Investor's legal counsel, financial advisors, accountants, actuaries, and all third-party consultants engaged by the Investor to assist in such transactions and all fees and expenses, including fees and expenses of legal counsel, incurred in connection with enforcing the provisions of, and collecting amounts payable pursuant to, Section 10.02(b) hereof. Such reimbursements shall be due to the Investor at the Closing, or promptly following any earlier termination of this Agreement for any reason or, in the case of fees and expenses incurred thereafter, promptly upon demand therefor. Notwithstanding the foregoing or any other provision of this Agreement, the Company shall have no obligation under any circumstances whatsoever to reimburse the Investor for any fees or expenses paid or payable to Bear, Stearns & Co., Inc. for its services in connection with the

Transaction Agreements and the transactions contemplated thereby or for any expenses of the Designated Purchasers.

           (b) All amounts payable under this Agreement shall be paid in immediately available funds to an account or accounts designated by the recipient of such amounts.

           Section 11.02. Reserved.

           Section 11.03. Survival of Representations and Warranties. Notwithstanding any investigation conducted or notice or knowledge obtained by or on behalf of any party hereto, each representation or warranty in this Agreement or in the Schedules hereto or certificates delivered pursuant to this Agreement shall survive the Closing for a period of two years. Any claim for indemnification under this Article XI arising out of the inaccuracy or breach of any representation or warranty must be made prior to the termination of such period.

           Section 11.04. Specific Performance. The parties hereto specifically acknowledge that monetary damages are not an adequate remedy for violations of this Agreement, and that any party hereto may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law and to the extent the party seeking such relief would be entitled on the merits to obtain such relief, each party waives any objection to the imposition of such relief.

           Section 11.05. Indemnification. (a) Subject to the last sentence of Section 11.01(a) hereof, the Company agrees to indemnify and hold harmless (i) the Investor, each Designated Purchaser, each member thereof, each limited or general partner of each such member, each limited or general partner of each such limited or general partner, each of their Affiliates and each of their Representatives (collectively, the "Indemnified Parties") from and against any and all losses, penalties, judgments, suits, costs, claims, liabilities, damages and expenses (including, without limitation, reasonable attorneys' fees and disbursements but excluding Taxes imposed as a result of being a direct or indirect owner of the Securities or realizing income or gain with respect thereto) (collectively, "Losses"), incurred by, imposed upon or asserted against any of the Indemnified Parties as a result of, relating to or arising out of, the breach of any representation, warranty, agreement or covenant made by the Company in any Transaction Agreement or in any certificate delivered by the Company pursuant to any Transaction Agreement (each of which shall be deemed to have been made for the benefit of all members of the Investor Group) and (ii) the Investor, each member thereof, each limited or general partner of each such member, each limited or general partner of each such limited or general partner, each of their Affiliates and each of their Representatives, to the fullest extent permitted by law, against any and all Losses incurred by, imposed upon or asserted against any such Indemnified Party as a result of, relating to or arising out of any litigation, claims, suits or proceedings to which such Indemnified Party is made a party (other than as a plaintiff) or any penalties, costs, claims, liabilities, damages or expenses suffered by such Indemnified Party, in each case in its capacity as a direct or indirect holder or owner of Securities or Warrant Shares; provided that unless and until a final and non-appealable judicial determination shall be made that such Indemnified Party is not entitled to indemnification under clause (ii) above, each such Indemnified Party shall be reimbursed for all indemnified Losses under clause (ii) above as they are incurred; provided, further, that if a final and non-appealable judicial determination shall be made that such Indemnified Party is not entitled to be indemnified for Losses under clause (ii) above, such Indemnified Party shall repay to the Company the amount of such Losses for which the Company shall have reimbursed such Indemnified Party. In determining the amount of any Losses, the mitigating effect, if any, of the exercise price reset provisions of the Warrants shall be taken into account, it being understood that the fact that the exercise price is reset shall not, by itself, be conclusive evidence that there has been such a mitigating effect.

           (b) The Investor agrees to indemnify and hold harmless the Company and each of its Representatives (collectively, the "Indemnified Company Parties") from and against any and all Losses incurred by any of the Indemnified Company Parties as a result of, or arising out of, the breach of any representation, warranty, agreement or covenant made by the Investor in the Transaction Agreements or in any certificate delivered by the Investor pursuant to the Transaction Agreements.

           (c) The following provisions shall apply to claims for Losses from claims by a third party ("Claim"). The indemnifying party shall have the absolute right, in its sole discretion and expense, to elect to defend, contest or otherwise protect against any such Claim with legal counsel of its own selection. The Indemnified Parties or the Indemnified Company Parties, as the case may be, shall have the right, but not the obligation, to participate, at their own expense, in the defense thereof through counsel of their own choice and shall have the right, but not the obligation, to assert any and all crossclaims or counterclaims they may have. The Indemnified Parties or the Indemnified Company Parties, as the case may be, shall, and shall cause their Affiliates to, at all times cooperate in all reasonable ways with, make their relevant files and records available for inspection and copying by, and make their employees available or otherwise render reasonable assistance to, the indemnifying party
(i) in its defense of any action for which indemnity is sought hereunder and (ii) its prosecution under the last sentence of this Section 11.05(c) of any related claim, cross-complaint, counterclaim or right of subrogation. In the event the indemnifying party fails timely to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding, the Indemnified Parties or the Indemnified Company Parties, as the case may be, shall have the right, but not the obligation, to defend, contest, assert cross-claims or counterclaims or otherwise protect against the same. No claim or action subject hereto may be settled unless the Indemnified Parties or the Indemnified Company Parties, as the case may be, and the indemnifying party consent thereto, such consent not to be unreasonably withheld. The indemnifying party shall be subrogated to the claims or rights of the Indemnified Parties or the Indemnified Company Parties, as the case may be, as against any other persons with respect to any Loss paid by the indemnifying party under this Section 11.05(c).

           Section 11.06. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given, if delivered personally, by telecopier or sent by first class mail, postage prepaid, as follows:

               (a)   If to the Company, to:

                     Oxford Health Plans, Inc.
                     800 Connecticut Avenue
                     Norwalk, Connecticut  06854
                     Attention:  General Counsel

                     With a copy to:

                     Sullivan & Cromwell
                     125 Broad Street
                     New York, New York  10004
                     Attention:  Daniel Dunson, Esq.

               (b) If to the Investor, to:

                     TPG OXFORD LLC
                     201 Main Street
                     Suite 2420
                     Fort Worth, Texas  76102
                     Attention:  Jonathan J. Coslet

                     With a copy to:

                     Cleary, Gottlieb, Steen & Hamilton
                     One Liberty Plaza
                     New York, New York  10006
                     Attention:  Paul J. Shim, Esq.



           (c) If to any other holder of shares of Series A Preferred Stock, Debentures, Warrants or Warrant Shares, addressed to such holder at the address of such holder in the record books of the Company; or to such other address or addresses as shall be designated in writing.
All notices shall be effective when received.

           Section 11.07. Entire Agreement; Amendment. This Agreement and the documents described herein or attached or delivered pursuant hereto (including, without limitation, the Registration Rights Agreement the Certificate of Designations and the Warrants) set forth the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes the letter agreement dated February 23, 1998 between the Company and the Investor which is terminated in its entirety hereby. Any provision of this Agreement may be amended, modified or supplemented in whole or in part at any time by an agreement in writing among the parties hereto executed in the same manner as this Agreement; provided, however, that in the case of the Company, any such amendment, modification or supplement must be approved by a majority of the outside directors other than the Investor Nominees and any other directors that are employed by or serve as a director of the Investor or any Affiliate of the Investor (other than the Company and its Subsidiaries). No failure on the part of any party to exercise, and no delay in exercising, any right shall operate as waiver thereof, nor shall any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right. No investigation by the Investor of the Company prior to or after the date hereof shall stop or prevent the Investor from exercising any right hereunder or be deemed to be a waiver of any such right.

           Section 11.08. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

           Section 11.09. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed in that State without reference to its conflict of laws rules. The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Agreement solely between the Company and the Investor shall be the United States District Court for the Southern District of New York, and, if such court will not hear any such suit, the courts of the state of the Company's incorporation, and the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes arising out of this Agreement except as expressly set forth below for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 11.06 hereof. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

           Section 11.10. Successors and Assigns. (a) Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the Company's successors and assigns. Except as provided in Section 11.10(b) hereof, neither this Agreement nor any rights hereunder shall be assignable by any party hereto without the prior written consent of the other party hereto; provided, however, that the Investor may assign all or part of its interest in this Agreement and its rights hereunder to any of its Affiliates and, thereafter, the term "Investor," as applied to the assigning Investor, shall include any such Affiliate to the extent of such assignment and shall mean the assigning Investor and such Affiliates taken collectively; and, provided, further, that no such assignment shall relieve the Investor of its obligations hereunder.

           (b) Notwithstanding the foregoing, prior to the Closing the Investor may assign its rights with respect to the purchase of up to 49% of the Securities to be purchased by the Investor hereunder to any Person or Persons not Affiliated with the Investor (each such Person, a "Designated Purchaser"); provided, however, that no assignment made pursuant to this
Section 11.10(b) shall relieve the Investor of any of its obligations under this Agreement, including, without limitation, its obligation to purchase all of such Securities pursuant to the terms hereof; and, provided, further, that no assignment shall be made pursuant to this Section 11.10(b) that would result in a delay of the Closing beyond the date that otherwise would have been fixed for the Closing if the Investor were purchasing all of the Securities. The Investor shall not assign pursuant to this
Section 11.10(b) any of its rights under this Agreement other than the right to purchase the Securities. Except as expressly provided in this Agreement, no Designated Purchaser shall have any rights under this Agreement or any rights of the Investor (other than rights that by their terms are available to all holders of Securities generally) under the Certificates of Designations or the Warrants. As a condition to any assignment pursuant to this Section 11.10(b), each Designated Purchaser shall deliver to the Company a letter, dated as of the Closing Date, in form and substance reasonably satisfactory to the Company, pursuant to which such Designated Purchaser shall (i) make the representation set forth in Section 4.05(b) hereof, (ii) agree to comply with the provisions set forth in Section 8.06 hereof as if it were the Investor thereunder, (iii) appoint the Investor as its exclusive agent for the purposes of administering the indemnification provisions set forth in Section 11.05 hereof, and (iv) if as a result of an assignment contemplated by this
Section 11.10(b) such Designated Purchaser would as of the Closing Beneficially Own Voting Securities of the Company representing more than 5% of the Voting Power of the Voting Securities of the Company (such Designated Purchaser, a "Significant Designated Purchaser"), agree to comply with the provisions of Article VI hereof as if it were the Investor thereunder. Any assignment under this Section 11.10(b) shall be made by the Investor pursuant to a transaction that is exempt from the registration requirements of the Securities Act. Any assignment to such Designated Purchaser that does not comply with the preceding provisions of this Section 11.10(b) shall be null and void, and at the Closing the Investor shall purchase all Securities that would have been purchased by such Designated Purchaser. The Investor shall inform the Company of the identity of each Designated Purchaser at least two Business Days prior to the Closing Date.

           Section 11.11. No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, except that the provisions of Section 8.08 shall inure to the benefit of and be enforceable by the Investor Nominees and the provisions of
Section 11.05 shall inure to the benefit of and be enforceable by each Indemnified Party.

           Section 11.12. Termination of Certain Provisions. In the event the Investor and its Affiliates Beneficially Own, in the aggregate, less than 10% of the Original Number of Warrant Shares, the provisions set forth in Articles V, VI and VIII hereof shall terminate and be of no further force or effect.

           Section 11.13. Allocation. The Investor shall reasonably determine, and the Company shall accept if reasonable, the allocation of the Investment Purchase Price among the Preferred Stock and the Warrants issued to the Investor at Closing.

           IN WITNESS WHEREOF, this Agreement has been executed on behalf of the parties hereto by their respective duly authorized officers, all as of the date first above written.


                             TPG OXFORD LLC


                             By  /s/ Jonathan J. Coslet
                               ---------------------------
                               Name: Jonathan J. Coslet
                               Title: President


                             OXFORD HEALTH PLANS, INC.


                             By  /s/ William M. Sullivan
                               ---------------------------
                               Name: William M. Sullivan
                               Title: President and
                                      Chief Executive Officer

                            EXHIBIT A


                   CERTIFICATE OF DESIGNATIONS

                                of

               SERIES A CUMULATIVE PREFERRED STOCK

                                of

                    OXFORD HEALTH PLANS, INC.

                 (Pursuant to Section 151 of the
                Delaware General Corporation Law)

                          --------------

           Oxford Health Plans, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

           RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, par value $0.01 per share (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

           Series A Cumulative Preferred Stock:

                    I. Designation and Amount

           The designation of this series of shares shall be "Series A Cumulative Preferred Stock" (the "Series A Preferred Stock"); the stated value per share shall be $1,000 (the "Stated Value"); and the number of shares constituting such series shall be 300,000. The number of shares of the Series A Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series A Preferred Stock then outstanding.

                             II. Rank

           A. With respect to dividend rights, the Series A Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series A Preferred Stock as to payment of dividends, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series A Preferred Stock as to payment of dividends, including the Series B Preferred Stock, par value $0.01 per share, of the Corporation (the "Series B Preferred Stock") and (iii) prior to the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series A Preferred Stock ranks on a parity, including the Series B Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series A Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

           B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series A Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, including the Series B Preferred Stock, and (iii) prior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereinafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series A Preferred Stock ranks on parity, including the Series B Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series A Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

           C. The Series A Preferred Stock shall be subject to the creation of Junior Dividend Securities and Junior Liquidation Securities (collectively, "Junior Securities") but no Parity Dividend Securities or Parity Liquidation Securities (collectively, "Parity Securities") (other than the Series B Preferred Stock), or Senior Dividend Securities or Senior Liquidation Securities (collectively, "Senior Securities") shall be created except in accordance with the terms hereof and the Investment Agreement, including, without limitation, Article VIII, Section F hereof.

                          III. Dividends

           A. Dividends. Prior to the Second Anniversary Date, shares of Series A Preferred Stock shall accumulate dividends at a rate of 8.243216% per annum, payment of which may be made in cash or by the issuance of additional shares of Series A Preferred Stock (which, upon issuance, shall be fully paid and nonassessable), at the option of the Company; provided that if any such dividend is paid after the Second Anniversary Date, such dividend shall be paid in cash. On and after the Second Anniversary Date, shares of Series A Preferred Stock shall accumulate dividends at a rate of 8% per annum, which dividends shall be paid in cash. On and prior to the Second Anniversary Date, dividends shall be paid annually on the anniversary of the original issuance of Series A Preferred Stock, and thereafter dividends shall be paid in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date. Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series A Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable.

           B. Accumulation. Dividends on the Series A Preferred Stock shall be cumulative, and from and after any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full or any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (the "Arrearage") at the annual rate then in effect as provided in Section A of this Article III (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series A Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date). Dividends in respect of any Arrearage shall be paid in cash.

           C. Method of Payment. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series A Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. After the Second Anniversary Date, dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series A Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series A Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                    IV. Liquidation Preference

           In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then-outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared, and (ii) the Stated Value thereof, and no more, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full, the holders of Series A Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series A Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series A Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

           Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV, but the holders of shares of Series A Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets to the rights provided by this
Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series A Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

                          V. Redemption

           A. Optional Redemption. The Corporation shall not have any right to redeem any shares of Series A Preferred Stock prior to the fifth anniversary of the original issuance of the Series A Preferred Stock. On and after such date, the Corporation shall have the right, at its option and election, to redeem all the outstanding shares of Series A Preferred Stock, in whole but not in part, at any time, in accordance with the provisions of this
Article V. The redemption price for such shares of Series A Preferred Stock shall be paid in cash out of funds legally available therefor and shall be in an amount per share equal to the sum of (i) the amount, if any, of all unpaid dividends accumulated thereon to the date of actual payment of the Redemption Price, whether or not such dividends have been declared, and (ii) the Stated Value thereof (the "Redemption Price").

           B. Mandatory Redemption. On the tenth anniversary of the original issuance of the Series A Preferred Stock (the "Mandatory Redemption Date"), the Corporation shall redeem (the "Mandatory Redemption") all outstanding shares of Series A Preferred Stock by paying the Redemption Price therefor in cash out of funds legally available for such purpose.

           C. Notice and Redemption Procedures. Notice of the redemption of shares of Series A Preferred Stock pursuant to Section A or B hereof (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series A Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the date fixed for redemption, which date shall be set forth in such notice (the "Redemption Date"); provided that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock held by any other holder. Notwithstanding the foregoing, in the event that contemporaneously with or prior to the delivery of a Notice of Redemption, the Corporation irrevocably deposits, in accordance with Section F of this
Article V, funds sufficient to pay the aggregate Redemption Price for the Series A Preferred Stock, such Notice of Redemption shall be delivered not more than 120 days nor fewer than 30 days prior to the Redemption Date; provided, however, that, if such Notice of Redemption is delivered fewer than 60 days prior to the Redemption Date and the Investor or any of its Affiliates Beneficially Owns shares of Series A Preferred Stock as of the date of the Notice of Redemption and uses its reasonable best efforts to consummate the sale of its shares of Series A Preferred Stock prior to the stated Redemption Date but has not completed the sale of all the Series A Preferred Stock Beneficially Owned by the Investor and its Affiliates (or such other amount desired to be sold by the Investor and its Affiliates), the Corporation shall, at the option of the Investor (or any such Affiliate), delay such Redemption Date for a period not to exceed 30 days as requested by the Investor (or any such Affiliate) in order to complete such sale or sales, and shall notify the holders of Series A Preferred Stock of such delay within five days of receiving the request therefor. Any delay of the Redemption Date pursuant to the proviso to the preceding sentence shall be requested by the Investor (or its Affiliate) in writing no later than the tenth day preceding the then-scheduled Redemption Date stated in the Notice of Redemption. The Redemption Date stated in a Notice of Redemption shall not be delayed more than once in connection with the redemption of shares of Series A Preferred Stock pursuant to such Notice of Redemption. In order to facilitate the redemption of shares of Series A Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series A Preferred Stock to be redeemed, in each case, not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. From and after the Redemption Date, all dividends on shares of Series A Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series A Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Redemption Date. Prior to any Redemption Date that has been fixed by the Company, other than in connection with the Mandatory Redemption, the Corporation shall take all measures reasonably requested by the Investor to facilitate a sale or other disposition of Series A Preferred Stock by the Investor or its Affiliates prior to such Redemption Date, including, without limitation, participation in due diligence sessions and provision of information about the management, business and financial condition of the Corporation, preparation of offering memoranda, private placement memoranda and other similar documents and preparation and delivery of such other certificates or documents reasonably requested by the Investor. For so long as the Investor or an Affiliate of the Investor holds any shares of Series A Preferred Stock, no Notice of Redemption in connection with a redemption pursuant to Section A or B of this Article V shall be delivered unless (i) the Corporation's preferred stock is rated Baa or better by Moody's or BBB or better by S&P, or in the event the Corporation's preferred stock is not rated by Moody's and S&P, the Corporation's unsecured debt is rated Baa or better by Moody's or BBB or better by S&P or (ii) the Corporation has sufficient funds reasonably available under committed lines of credit or other similar sources of financing established with financially sound financing providers to pay, on the Redemption Date, the aggregate Redemption Price in connection with such redemption (and shall reserve such funds or availability for the payment of the aggregate Redemption Price); provided, that the Corporation may deliver a Notice of Redemption without complying with the foregoing conditions if prior to, or contemporaneously with, the delivery of such notice the Corporation irrevocably deposits in accordance with Section F of this Article V funds sufficient to pay the aggregate Redemption Price for the Series A Preferred Stock.

           D. Change of Control. In the event there occurs a Change of Control, any holder of record of shares of Series A Preferred Stock, in accordance with the procedures set forth in Section E hereof, may require the Corporation to redeem any or all of the shares of Series A Preferred Stock held by such holder at the Redemption Price therefor.

          E. Change of Control Notice and Redemption Procedures. Notice of any Change of Control shall be sent to the holders of record of the outstanding shares of Series A Preferred Stock not more than five days following a Change of Control, which notice (a "Change of Control Notice") shall describe the transaction or transactions constituting such Change of Control and set forth each holder's right to require the Corporation to redeem any or all shares of Series A Preferred Stock held by him or her out of funds legally available therefor, the Redemption Date (which date shall be not more than 30 days from the date of such Change of Control Notice) and the procedures to be followed by such holders in exercising his or her right to cause such redemption; provided, however, that if shares of Series A Preferred Stock are owned by more than 50 holders or groups of Affiliated holders and if the Series A Preferred Stock is listed on any national securities exchange or quoted on any national quotation system, the Corporation shall give such Change of Control Notice by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, within 30 days following such Change of Control and, in any case, a similar notice shall be mailed concurrently to each holder of shares of Series A Preferred Stock. Failure by the Corporation to give the Change of Control Notice as prescribed by the preceding sentence, or the formal insufficiency of any such Change of Control Notice, shall not prejudice the rights of any holder of shares of Series A Preferred Stock to cause the Corporation to redeem any such shares held by him or her. In the event a holder of shares of Series A Preferred Stock shall elect to require the Corporation to redeem any or all such shares of Series A Preferred Stock pursuant to Section D hereof, such holder shall deliver, prior to the Redemption Date as set forth in the Change of Control Notice, or, if the Change of Control Notice is not given as required by this Section E, at any time following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E (in which case the Redemption Date shall be the date which is the later of (x) 30 days following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E and (y) 15 days following the delivery of such election by such holder), a written notice, in the form specified by the Corporation (if the Corporation did in fact give the notice required by this Section E), to the Corporation so stating, and specifying the number of shares to be redeemed pursuant to Section D hereof; provided, however, that if all of the shares of the Series A Preferred Stock are owned by 50 or fewer holders or groups of affiliated holders, such holders or groups may deliver a notice or an election to redeem at any time within 90 days following the occurrence of a Change of Control without awaiting receipt of a Change of Control Notice or the expiration of the time allowed for the delivery of a Change of Control Notice hereunder. The Corporation shall redeem the number of shares so specified on the Redemption Date fixed by the Corporation or as provided in the preceding sentence. The Corporation shall comply with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the shares of Series A Preferred Stock as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this paragraph, the Corporation shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations hereunder by virtue thereof.

           F. Deposit of Funds. The Corporation shall, on or prior to any Redemption Date pursuant to this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series A Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption or Change of Control Notice, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series A Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. No dividends shall accumulate on any shares of Series

A Preferred Stock after the Redemption Date for such shares (unless the Corporation shall fail to deposit cash sufficient to redeem all such shares). In case holders of any shares of Series A Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

             VI. Exchange of Series A Preferred Stock

           A. The Series A Preferred Stock shall be exchangeable, at any time, at the option of the Corporation and to the extent permitted by applicable law, in whole but not in part, on any Dividend Payment Date for Junior Subordinated Debentures (issued pursuant to an indenture (the "Indenture") prepared in accordance with the Investment Agreement), in principal amount of $1,000 per share of Series A Preferred Stock (a "Debenture" and, collectively, the "Debentures"), in accordance with this Article
VI:

           (i) Each share of Series A Preferred Stock shall be exchangeable at the offices of the Corporation and at such other place or places, if any, as the Board of Directors may designate. Except with the prior written consent of the holders of all outstanding shares of Series A Preferred Stock, the Corporation may not exchange any shares of Series A Preferred Stock if (a) full cumulative dividends, to the extent payable or deemed payable through the date of exchange, have not been paid or set aside for payment on all outstanding shares of the Series A Preferred Stock, (b) the Corporation has failed to amend its Certificate of Incorporation pursuant to Delaware law to confer the power to vote upon holders of the Debentures as shall be contemplated by the Indenture or (c) such exchange could result in any tax consequence to the Investor or any of its Affiliates which is materially adverse.

           (ii) Prior to giving notice of its intention to exchange, the Corporation shall execute and deliver to a bank or trust company selected by the Board of Directors and, if required by applicable law, qualify under the Trust
      Indenture Act of 1939, as amended, the Indenture.

           (iii) The Corporation shall mail written notice of its intention to exchange Series A Preferred Stock for Debentures (the "Exchange Notice") to each holder of record of shares of Series A Preferred Stock not less than 90 nor more than 120 days prior to the date fixed for exchange.

           (iv) Prior to effecting any exchange provided above, the Corporation shall deliver to each holder of shares of Series A Preferred Stock an opinion of nationally recognized legal counsel to the effect that: (i) each of the Indenture and the Debentures have been duly authorized and executed by the Corporation and, when delivered by the Corporation in exchange for shares of Series A Preferred Stock, will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity; (ii) the exchange of the Debentures for the shares of Series A Preferred Stock shall not violate the provisions of this Article VI or of the Delaware General Corporation Law, including Section 221 thereof; and (iii) the exchange of the Debentures for the shares of Series A Preferred Stock is exempt from the registration requirements of the Securities Act or, if no such exemption is available, that the Debentures have been duly registered for such exchange under such Act.

           (v) Upon the exchange of shares of Series A Preferred
      Stock for Debentures, the rights of the holders of shares of Series A Preferred Stock as stockholders of the Corporation shall terminate and such shares shall no longer be deemed outstanding.

           (vi) Before any holder of shares of Series A Preferred Stock shall be entitled to receive Debentures, such holder shall surrender the certificate or certificates therefor, at the office of the Corporation or at such other place or places, if any, as the Board of Directors shall have designated, and shall state in writing the name or names (with addresses) in which he or she wishes the certificate or certificates for the Debentures to be issued. The Corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of Series A Preferred Stock, or to his or her nominee or nominees, certificates for the Debentures to which he or she shall be entitled as aforesaid. Shares of Series A Preferred Stock shall be deemed to have been exchanged as of the close of business on the date fixed for exchange as provided above, and the Person or Persons entitled to receive the Debentures issuable upon such exchange shall be treated for all purposes (including the accrual and payment of interest) as the record holder or holders of such Debentures as of the close of business on such date.

           B. For purposes of clause (c) of paragraph (i) of Section A, an exchange of shares of Series A Preferred Stock shall be deemed to be an exchange that could result in a tax consequence to the Investor or any of its Affiliates which is materially adverse only if the Investor or its Affiliate shall have delivered to the Corporation a written notice to such effect on or before the fifteenth day after its receipt of the Exchange Notice (an "Objection Notice"), which Objection Notice shall be prepared in good faith and shall specify in reasonable detail the nature of such tax consequences which could result from the exchange (other than the difference between the tax treatment of distributions on the Series A Preferred Stock and interest payments on the Debentures); provided, that the Investor or its Affiliates shall not deliver an Objection Notice unless the Investor and its Affiliates Beneficially Own, in the aggregate, at least 1,000 shares of Series A Preferred Stock at the time of delivery of such Objection Notice to the Corporation. If the Corporation receives an Objection Notice, then the Corporation shall not exchange the shares of Series A Preferred Stock of the Investor and its Affiliates and the Corporation shall, within 15 days after its receipt of the Objection Notice mail written notice to the effect that it is canceling the proposed exchange of shares of Series A Preferred Stock to each holder of record of shares of Series A Preferred Stock to which it mailed the Exchange Notice.

           C. Shares of the Series A Preferred Stock may be exchanged for Warrant Shares pursuant to Section 4 of the Warrants.

                  VII. Restrictions on Dividends

           So long as any shares of the Series A Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series A Preferred Stock not paid on the dates provided for in paragraph A of Article III hereof (including Arrearages and accumulated dividends thereon) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series A Preferred Stock, all dividends declared on the Series A Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series A Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series A Preferred Stock and such Parity Dividend Securities bear to each other. Notwithstanding the foregoing, this paragraph shall not prohibit (i) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value of shares of Series A Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities or of any shares of Trust Preferred Stock (as defined in Section F of Article VIII) or (ii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series A Preferred Stock.

                       VIII. Voting Rights

           A. The holders of shares of Series A Preferred Stock shall have no voting rights except as set forth below or as otherwise from time to time required by law.

           B. So long as any shares of the Series A Preferred Stock are outstanding, each share of Series A Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, and the shares of Series A Preferred Stock shall vote together with shares of Common Stock (and any shares of Series B Preferred Stock entitled to vote) as a single class; provided, however, that upon register or transfer on the stock records of the Corporation of a share of Series A Preferred Stock to any Person other than the Investor or an Affiliate of the Investor, the transferee, and any subsequent transferee, shall not be entitled to such voting rights. With respect to any such vote, the Investor (together with its Affiliates) shall be entitled to a number of votes per share of Series A Preferred Stock equal to the quotient of the Investor Aggregate Vote Number, divided by the number of shares of Series A Preferred Stock held by such Investor and its Affiliates as of the record date for such vote. The "Investor Aggregate Vote Number" shall equal the number of Warrant Shares that would be issuable upon the exercise of the Original Warrants (as defined below) by the holders thereof (assuming all conditions precedent to such exercise have been satisfied and that such exercise occurs as of the record date for such vote), multiplied by the lesser of (x) the quotient of the number of Original Warrants that are Beneficially Owned by members of the Investor Group, in the aggregate, as of the record date for such vote (excluding for purposes of this calculation, however, any Original Warrants that have been transferred on the books of the Corporation by any member of the Investor Group to any Person other than a member of the Investor Group, regardless of whether any such Original Warrants are subsequently acquired by any member of the Investor Group), divided by the number of Original Warrants, and (y) the quotient of the number of Original Series A Preferred Shares (as defined below) that are Beneficially Owned by members of the Investor Group, in the aggregate, as of the record date for such vote (excluding for purposes of this calculation, however, any Original Series A Preferred Shares transferred on the stock records of the Corporation by any member of the Investor Group to any Person other than a member of the Investor Group, regardless of whether any such Original Series A Preferred Shares are subsequently acquired by any member of the Investor Group), divided by the number of Original Series A Preferred Shares. The term "Original Warrants" means those Warrants Beneficially Owned by members of the Investor Group, in the aggregate, as of the Closing. The term "Original Series A Preferred Shares" means those shares of Series A Preferred Stock Beneficially Owned by members of the Investor Group, in the aggregate, as of the Closing.

           C. If on any date (i) dividends payable on either the Series A Preferred Stock or the Series B Preferred Stock shall have been in arrears and not paid in full for four consecutive quarterly periods or if dividends shall have been in arrears and not paid in full on the first or second annual anniversary of the original issuance of the Series A Preferred Stock or Series B Preferred Stock, as the case may be, or (ii) the Corporation shall have failed to satisfy its obligation to redeem either shares of Series A Preferred Stock or shares of Series B Preferred Stock pursuant to the relevant Certificate of Designations, then the number of directors constituting the Board of Directors shall, without further action, be increased by two, and the holders of a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting together as a single class without regard to series, to elect the two directors (the "Additional Directors") of the Corporation to fill such newly-created directorships. Notwithstanding the foregoing, the Investor and its Affiliates shall not be permitted to elect, pursuant to the preceding sentence, more than the number of directors that would result in four directors designated for nomination or elected by the Investor and its Affiliates then being on the Board of Directors (including directors that the Investor has a right to designate for nomination to the Board of Directors pursuant to the Investment Agreement); provided, that if at the time holders of Series A Preferred Stock and Series B Preferred Stock have the right to elect Additional Directors and
(i) the Investor and its Affiliates Beneficially Own, in the aggregate, a majority of the outstanding shares of Series A Preferred Stock and Series B Preferred Stock, taken together as a single class, and (ii) the Investor and its Affiliates are not permitted to elect one or both of the Additional Directors as aforesaid, then the holders of Series A Preferred Stock and Series B Preferred Stock (other than the Investor and its Affiliates) shall have the right to elect, voting together as a single class, one Additional Director pursuant to this Section C. Additional Directors shall continue as directors and such additional voting right shall continue until such time as (a) all dividends accumulated on the Series A Preferred Stock and/or Series B Preferred Stock, as the case may be, shall have been paid in full or (b) any redemption obligation with respect to the Series A Preferred Stock and/or the Series B Preferred Stock, as the case may be, that has become due shall have been satisfied or all necessary funds shall have been set aside for payment, as the case may be, at which time such Additional Directors shall cease to be directors and such additional voting right of the holders of shares of Series A Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above and subject to any rights as to the election of directors provided for the holders of any other series of Preferred Stock of the Corporation.

           D. In the event that one or more of the Investor Nominees required to be designated for election to the Board of Directors pursuant to the Investment Agreement are not so designated or are not elected to the Board of Directors and the Investor or any of its Affiliates Beneficially Owns shares of Series A Preferred Stock, then the number of directors constituting the Board of Directors shall, without further action, be increased by the number of such Investor Nominees not elected to the Board of Directors pursuant to the Investment Agreement, and such holder or holders shall have, in addition to the other voting rights set forth herein, the exclusive right, voting separately as a single class, to elect a number of directors to the Board of Directors equal to the number of such Investor Nominees not elected to the Board of Directors. Directors elected pursuant to this Section D shall continue as directors and such additional voting right shall continue until such time as the requisite number of Investor Nominees are elected to the Board of Directors pursuant to the Investment Agreement, at which time the directors elected by the Investor and its Affiliates pursuant to this Section D shall cease to be directors (unless elected as Investor Nominees), and such additional voting rights shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above.

           E. (a) The foregoing rights of holders of shares of Series A Preferred Stock to take any action as provided in this
Article VIII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the Corporation, of the holders of the minimum number of shares required to take such action. So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of Directors may call, and upon the written request of holders of record of 20% of the outstanding shares of Series A Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 60 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders.

           (b) Each director elected pursuant to Section C or D hereof shall serve until the next annual meeting or until his or her successor shall be elected and shall qualify, unless the director's term of office shall have terminated pursuant to the provisions of Section C or D hereof, as the case may be. In case any vacancy shall occur among the directors elected pursuant to Section C or D hereof, such vacancy may be filled for the unexpired portion of the term by vote of the remaining director or directors theretofore elected by such holders (or such director's or directors' successor in office), if any. If any such vacancy is not so filled within 20 days after the creation thereof or if all of the directors so elected shall cease to serve as directors before their term shall expire, the holders of the shares then outstanding and entitled to vote for such director pursuant to the provisions of Section C or D hereof, as the case may be, may elect successors to hold office for the unexpired terms of any vacant directorships, by written consent as herein provided, or at a special meeting of such holders called as provided herein. The holders of a majority of the shares entitled to vote for directors pursuant to Section C or D hereof, as the case may be, shall have the right to remove with or without cause at any time and replace any directors such holders have elected pursuant to such section, by written consent as herein provided, or at a special meeting of such holders called as provided herein.

           F. Without the consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class, the Corporation shall not authorize, create or issue, or increase the authorized amount of, (i) any Senior Securities or Parity Securities or (ii) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof at any time on or prior to the Mandatory Redemption Date (whether or not only upon the occurrence of a specified event); provided, however, that no consent or vote of the holders of the outstanding shares of the Series A Preferred Stock shall be required for the creation or issuance by a trust formed at the direction of the Corporation of any series of preferred securities of such trust for financing purposes in an aggregate amount not to exceed $250,000,000 ("Trust Preferred Stock"). No consent or vote of the holders of the outstanding shares of Series A Preferred Stock shall be required to authorize, create or issue, or increase the authorized amount of, any class or series of Junior Securities, or any security convertible into a stock of any class or series of Junior Securities, except to the extent such action would violate Section H of this Article VIII.

           G. Without the consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series A Preferred Stock so as to affect them materially and adversely, or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series A Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon.

           H. Other Securities. The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

                    IX. Additional Definitions

           For the purposes of this Certificate of Designations of Series A Preferred Stock, the following terms shall have the meanings indicated:

           "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act. The term "Affiliated" has a correlative meaning. Notwithstanding the foregoing, for all purposes hereof, TPG, and each Person controlled by, controlling or under common control with TPG (each, a "TPG Person"), shall not be deemed an "Affiliate" of any Designated Purchaser Person (as defined below), and no Designated Purchaser, and no Person controlled by, controlling or under common control with such Designated Purchaser (each, a "Designated Purchaser Person"), shall be deemed an "Affiliate" of any TPG Person or any other Designated Purchaser Person, in any such case solely as a consequence of the Investment Agreement and the transactions contemplated thereby.

           "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings. Notwithstanding the foregoing, for all purposes hereof, no TPG Person shall be deemed to Beneficially Own any securities that are held by any Designated Purchaser Person, and no Designated Purchaser Person shall be deemed to Beneficially Own any securities that are held by any TPG Person or other Designated Purchaser Person, in any such case solely as a consequence of the Investment Agreement or the transactions contemplated thereby.

           "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New
York are authorized or obligated by law or executive order to close.

           "Bylaws" means the Bylaws of the Corporation, as amended.

           "Change of Control" means such time as:

           (i) any Person or Group (other than the Investor, its Affiliates, the Corporation or any Subsidiaries of the Corporation, or any Group composed of such Persons) has become, directly or indirectly, the Beneficial Owner, by way of merger, consolidation or otherwise, of a majority of the voting power of the then-outstanding Voting Securities of the Corporation on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Corporation convertible into or exercisable for Voting Securities of the Corporation (whether or not such securities are then currently convertible or exercisable); or

           (ii) the sale, lease, transfer or other disposition of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries to any Person or Group; or

           (iii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors, together with any new members of such Board of Directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of at least a majority of the members of such Board of Directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved or who were approved pursuant to Section 5.02 of the Investment Agreement or Article VIII, Section C, D or E of this Certificate of Designations, cease for any reason to constitute a majority of the directors of the Corporation then in office; or

           (iv) the Corporation consolidates with or merges with

      or into another Person or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which immediately after the consummation thereof the Persons owning the then-outstanding Voting Securities of the Corporation immediately prior to such consummation shall not own a majority in the aggregate (by reason of such prior ownership) of the then-outstanding Voting Securities of the Corporation or the surviving entity if other than the Corporation; or

           (v) the adoption of a plan relating to the liquidation or dissolution of the Corporation, whether or not otherwise in compliance with the provisions of this Series A
      Preferred Stock.

           "Closing" shall have the meaning assigned to such term in the Investment Agreement.

           "Designated Purchaser" has the meaning assigned to such term in the Investment Agreement.

           "Designated Purchaser Person" has the meaning set forth in the definition of "Affiliate."

           "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

           "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

           "Investment Agreement" means the Investment Agreement, dated as of February 23, 1998, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

           "Investor Group" means, collectively, the Investor, the Designated Purchasers, if any, and the respective Affiliates of such Persons.

           "Investor Nominee" means a person designated for election to the Board of Directors by the Investor pursuant to the Investment Agreement.

           "Investor" means TPG.

           "Moody's" means Moody's Investors Service and its successors.

           "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

           "Registration Rights Agreement" means the Registration
Rights Agreement, dated as of February 23, 1998, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

           "Second Anniversary Date" means the second anniversary of the original issuance of the Series A Preferred Stock.

           "Securities Act" means the U.S. Securities Act of
1933, as amended, and the rules and regulations promulgated thereunder, from time to time.

           "Series B Preferred Stock" has the meaning assigned to such term in the Investment Agreement.

           "S&P" means Standard and Poor's Ratings Group, a division of the McGraw-Hill Companies, and its successors.

           "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting stock is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or combination thereof) and (ii) any partnership (A) the sole general partner of the managing general partner of which is such Person or a Subsidiary of such Person or (B) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

           "TPG" means TPG Oxford LLC, a Delaware limited liability company.

           "TPG Person" has the meaning set forth in the definition of "Affiliate."

           "Voting Securities" means the shares of Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors.

           "Warrants" means the Series A Warrants issued by the Corporation on pursuant to the Investment Agreement.

           "Warrant Shares" has the meaning assigned to such term in the Warrants.

                         X. Miscellaneous

           A. Notices. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

           (i) if to the Corporation, to its office at 800
      Connecticut Avenue Norwalk, Connecticut 06854 (Attention:
      General Counsel) or to the transfer agent for the Series A
      Preferred Stock;

           (ii) if to a holder of the Series A Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series A Preferred Stock); or

           (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

           B. Reacquired Shares. Any shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series A Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $0.01 per share, of the Corporation and may be reissued as part of another series of

Preferred Stock, par value $0.01 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

           C. Enforcement. Any registered holder of shares of Series A Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           D. Transfer Taxes. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Debentures on exchange of, or other securities or property issued on account of, shares of Series A Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Debentures or other securities or property in a name other than that in which the shares of Series A Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

           E. Transfer Agent. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series A Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series A Preferred Stock.

           F. Record Dates. In the event that the Series A Preferred Stock shall be registered under either the Securities Act or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series A Preferred Stock.

           IN WITNESS WHEREOF, this Certificate of Designations
is executed on behalf of the Corporation by its [     ] and
attested by its Assistant Secretary, this ___ day of [     ],
1998.

                              OXFORD HEALTH PLANS, INC.


                              By:__________________________
                                  Name:
                                  Title:


[Corporate Seal]

ATTEST:


_________________________

                            EXHIBIT B


               Form of Series A Warrant Certificate



NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY 23, 1998, BY AND BETWEEN TPG OXFORD LLC AND OXFORD HEALTH PLANS, INC. (THE "COMPANY"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY AND AT THE PRINCIPAL OFFICE OF THE WARRANT AGENT.

No.  W-_______                                         _______ Warrants

                         SERIES A WARRANTS


             Exercisable commencing _______ __, 1998;
          Void after Expiration Time (as defined herein)

           OXFORD HEALTH PLANS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ________, or registered assigns (the "Warrantholder"), is the owner of ________ Warrants (as defined below), each of which entitles the Warrantholder to purchase from the Company one fully paid, duly authorized and nonassessable share of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"), at any time from and after _______ __, 1998 (the "Issue Date") and continuing up to the Expiration Time (as defined herein) at a per share exercise price determined according to the terms and subject to the conditions set forth in this certificate (the "Warrant Certificate"). The number of shares of Common Stock issuable upon exercise of each such Warrant and the exercise price per share of Common Stock are subject to adjustment from time to time pursuant to the provisions of Sections 8 and 9 of this Warrant Certificate. The Warrants evidenced by this Warrant Certificate are part of a series of warrants to purchase up to ____ shares of Common Stock (collectively, the "Warrants"), issued pursuant to an Investment Agreement, dated as of February 23, 1998 (as it may be amended, supplemented or otherwise modified from time to time, the "Investment Agreement"), by and between TPG Oxford LLC, a Delaware limited liability company (the "Investor"), and the Company, and are entitled to certain rights and privileges set forth therein.

          Section 1.     Definitions. As used in this Warrant
Certificate, the following terms shall have the meanings set forth below:

           "Adjusted Price" has the meaning set forth in Section 8 hereof.

           "Adjustment Date" means the twentieth Trading Day after the day on which the Company's Annual Report on Form
      10-K for the year ended December 31, 1998 is filed with the U.S. Securities and Exchange Commission.

           "Board of Directors" means the board of directors of the Company.

           "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

           "Certificate of Designations" means the Certificate of Designations for the Series A Preferred Stock filed by the Company with the Secretary of State of the State of Delaware.

           "Certificate of Incorporation" means the Second Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

           "Closing Price" with respect to a share of Common Stock on any day means, subject to Section 9.1(f), the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

           "Common Stock" has the meaning set forth in the preamble hereto.

           "Company" has the meaning set forth in the preamble hereto.

           "Equity Securities" of any Person means any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

           "Exercise Price" has the meaning set forth in Section 8 hereof.

           "Expiration Date" means the earlier of (i) _____, 2008
      [ten years after the Issue Date], and (ii) the date of an Optional Redemption.

           "Expiration Time" means 5:00 P.M., New York City time, on the Expiration Date.

           "Fractional Warrant Share" means any fraction of a whole share of Common Stock issued, or issuable upon, exercise of the Warrants.

           "Investment Agreement" has the meaning set forth in the preamble hereto.

           "Investor" has the meaning set forth in the preamble hereto.

           "Issue Date" has the meaning set forth in the preamble hereto.

           "Nasdaq" means The Nasdaq Stock Market's National Market.

          "Offer Time" has the meaning set forth in Section
      9.1(e) hereof.

           "Optional Redemption" means a redemption of the Series
      A Preferred Stock pursuant to Article V, Section A of the
      Certificate of Designations.

           "Organic Change" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of Equity Securities, any consolidation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of Section 9.1(b)) pursuant to which any class or series of Equity Securities of such Person is converted into the right to receive other securities, cash or other property.

           "Person" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

           "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

           "Senior Preferred Stock" has the meaning assigned to such term in the Investment Agreement.

           "Series A Preferred Stock" means the Series A
      Cumulative Preferred Stock, par value $0.01 per share, of the Company.

           "Stated Value" means the stated value of the Series A
      Preferred Stock as set forth in the Certificate of Designations.

           "Trading Day" means any day on which Nasdaq is open for trading, or if the shares of Common Stock are not quoted on Nasdaq, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

           "Warrant" has the meaning set forth in the preamble hereto.

           "Warrant Agent" means the Person named or otherwise appointed as such as set forth in Section 10 hereof.

           "Warrant Certificate" has the meaning in the preamble hereto.

           "Warrant Market Price" means the average of the Closing Prices of a share of Common Stock for the ten consecutive Trading Days ending on the Trading Day immediately prior to the day on which the Election to Exercise is delivered.

           "Warrant Register" has the meaning set forth in Section 2.2 hereof.

           "Warrant Shares" means the shares of Common Stock issued, or issuable upon, exercise of the Warrants.

          "Warrantholder" has the meaning set forth in the preamble hereto.

           Section 2.    Transferability.

           2.1. Registration. The Warrants shall be issued only in registered form.

           2.2. Transfer. The Warrants evidenced by this Warrant Certificate may be sold or otherwise transferred at any time (except as such sale or transfer may be restricted pursuant to the Securities Act or any applicable state securities laws) and any such sale or transfer shall be effected on the books of the Company (the "Warrant Register") maintained at its principal executive offices upon surrender of this Warrant Certificate for registration of transfer duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant Certificate or Certificates in appropriate denominations to the Person or Persons entitled thereto.

           2.3. Legend on Warrant Shares. If and for so long as required by the Investment Agreement, this Warrant Certificate shall contain a legend as set forth in Section 8.10 of the Investment Agreement.

           Section 3. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the Person entitled thereto a new Warrant certificate or certificates as so requested.

           Section 4.    Term of Warrants; Exercise of Warrants.

           4.1. Duration of Warrant. On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, at any time and from time to time after the Issue Date and before the Expiration Time. If the Warrants evidenced hereby are not exercised by the Expiration Time, they shall become void, and all rights hereunder shall thereupon cease.

           4.2. Exercise of Warrant.

                (a) On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, by presentation and surrender to the Warrant Agent of this Warrant Certificate together with the attached Election to Exercise duly filled in and signed, and accompanied by payment to the Company of the Exercise Price for the number of Warrant Shares specified in such Election to Exercise. Payment of the aggregate Exercise Price shall be made (i) in cash in an amount equal to the aggregate Exercise Price; (ii) by certified or official bank check in an amount equal to the aggregate Exercise Price; (iii) by an exchange (which shall be treated as a recapitalization) with the Company of a number of shares of Senior Preferred Stock having an aggregate Stated Value plus accumulated and unpaid dividends thereon equal to the aggregate Exercise Price; (iv) by an exchange (which shall be treated as a recapitalization) with the Company of outstanding Warrants (other than the Warrants being exercised) having an aggregate Warrant Market Price which, after subtracting the aggregate Exercise Prices thereof, equals the aggregate Exercise Price of the Warrants being exercised; or (v) by any combination of the foregoing.

                (b) On the terms and subject to the conditions set forth in this Warrant Certificate, upon such presentation and surrender of this Warrant Certificate and payment of such aggregate Exercise Price as set forth in paragraph (a) hereof, the Company shall promptly issue and cause to be delivered to the Warrantholder, or to such Persons as the Warrantholder may designate in writing a certificate or certificates (in such name or names as the Warrantholder may designate in writing) for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in
      Section 11 hereof, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. In the event that the Warrants evidenced by this Warrant Certificate are exercised in part prior to the Expiration Time, the Company shall issue and cause to be delivered to the Warrantholder, or to such Persons as the Warrantholder may designate in writing, a certificate or certificates (in such name or names as the Warrantholder may designate in writing) evidencing any remaining unexercised Warrants.

                (c) Each Person in whose name any certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the first date on which both the Warrant certificate evidencing the respective Warrants was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate.

           Section 5. Payment of Taxes. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants evidenced by this Warrant Certificate or certificates representing such shares or securities (other than income taxes imposed on the Warrantholder); provided that the Company shall not be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property, or payment of cash, to any Person other than the holder of the Warrant certificate surrendered upon exercise, and in case of any such tax or charge, the Warrant Agent and the Company shall not be required to issue any security or property or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is payable.

           Section 6. Mutilated or Missing Warrant. If any Warrant certificate is lost, stolen, mutilated or destroyed, the Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company and the Warrant Agent (and surrender of any mutilated Warrant certificate) and bond of indemnity in form and amount and with corporate surety reasonably satisfactory to the Company and the Warrant Agent in each instance protecting the Company and the Warrant Agent, a new Warrant certificate of like tenor and representing an equivalent number of Warrants as the Warrant certificate so lost, stolen, mutilated or destroyed. Any such new Warrant certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. All Warrant certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

           Section 7. Reservation of Shares. The Company hereby agrees that there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, the number of shares of authorized but unissued shares of Common
Stock as shall be required for issuance or delivery upon exercise of the Warrants evidenced by this Warrant Certificate. The
Company further agrees that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company. Without limiting the generality of the foregoing, the Company agrees that before taking any action which would cause an adjustment reducing the Exercise Price below the then-par value of Warrant Shares issuable upon exercise hereof, the Company shall from time to time take all such action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at the Exercise Price as so adjusted.

           Section 8. Exercise Price. The price per share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate shall be $17.75, subject to adjustment pursuant to
Section 9 hereof; provided, that, unless the Warrantholder otherwise elects by delivering a written notice to that effect to the Company or the Warrant Agent on the Adjustment Date, in the event the Exercise Price for the Warrants evidenced by this Warrant Certificate immediately prior to the Adjustment Date shall be greater than the amount (the "Adjusted Price") equal to the product of 1.15 multiplied by the average of the Closing Prices of a share of Common Stock for the twenty consecutive Trading Days ending on the last Trading Day prior to the Adjustment Date (the "Adjusted Price Determination Period"), the Exercise Price shall be deemed to equal the Adjusted Price as of the Adjustment Date, and any adjustments to the Exercise Price made pursuant to Section 9.1 hereof on and after the Adjustment Date shall be made with respect to such Adjusted Price. In case any event that would require an adjustment to the Exercise Price pursuant to Section 9 hereof occurs with an "ex" date or an effective date occurrring during the Adjusted Price Determination Period, the Closing Prices used in determining the Adjusted Price shall be appropriately adjusted to take such event into account. No adjustment to the Exercise Price shall be made pursuant to this Section 8 with respect to any Warrants that have been surrendered for exercise prior to the Adjustment Date or exchanged in connection with the exercise of Warrants prior to the Adjustment Date in accordance with clause (iv) of Section 4.2(a) hereof.

           Section 9. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

           9.1. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

           (a) Stock Dividends. In case the Company after the date hereof shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Exercise Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. For purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

           (b) Stock Splits and Reverse Splits. In case after the date hereof outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the date hereof outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

           (c) Issuances Below Market. In case the Company after the date hereof shall issue rights or warrants to holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock so to be offered for subscription or purchase, such adjustment to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Company issues or distributes to each Warrantholder the rights or warrants that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date; and provided, further, that in no event shall the fact that the Series B Warrants of the Company become exercisable for shares of Common Stock upon occurrence of the Shareholder Approval (as defined in the Investment Agreement) constitute an issuance of rights or warrants pursuant to this Section 9.1(c). For purposes of this subsection (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through
      (iii) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this subsection
      (c) not be deemed issued until the occurrence of the earliest Trigger Event.

            (d) Special Dividends. In case the Company after the date hereof shall distribute to all holders of shares of Common Stock evidences of its indebtedness or assets (excluding any regular periodic cash dividend), Equity Securities (other than Common Stock) or rights to subscribe (excluding those referred to in subsection (c) above) for Equity Securities other than Common Stock, in each such case the Exercise Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets or evidences of indebtedness or Equity Securities or subscription rights so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Company issues or distributes to each Warrantholder the subscription rights referred to above that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date or
      (2) if the Company grants to each Warrantholder the right to receive, upon the exercise of the Warrants held by such Warrantholder at any time after the distribution of the evidences of indebtedness or assets or Equity Securities referred to above, the evidences of indebtedness or assets or Equity Securities that such Warrantholder would have been entitled to receive had such Warrants been exercised prior to such record date. The Company shall provide any Warrantholder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or Equity Securities referred to in this subsection
      (d). Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through (iii) until the occurrence of a Trigger Event, shall for purposes of this subsection (d) not be deemed issued until the occurrence of the earliest Trigger Event.

           (e) Tender or Exchange Offer. In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Company or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no

      Exercise Price adjustment pursuant to this subsection (e) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Offer Time by a fraction of which
      (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by (ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

           (f) Closing Price Determination. For the purpose of any computation under subsections (c) and (d) of this
      Section 9.1, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days ending not later than the day in question and commencing on a day selected at random in good faith by the Company which is not more than 20 Trading Days before the day in question, provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Exercise Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section 9.1) of the assets, evidences of indebtedness, Equity Securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection
      (e) of this Section 9.1, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days ending not later than the Offer Time of such tender or exchange offer and commencing on a day selected at random in good faith by the Company which date shall be on or after the latest (the "Commencement Date") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender or exchange offer requiring such computation and
      (iii) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to this
      Section 9 occurs on or after the Commencement Date and prior to the Offer Time for the tender or exchange offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this subsection (f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on Nasdaq or on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the Offer Time of such tender or exchange offer.

           (g) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (g) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (g)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

           (h) Calculations. All calculations under this Section
      9.1 shall be made to the nearest $0.01.

           (i) Certificate. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 9.1, the Company shall promptly file with the Warrant Agent a certificate of its chief financial officer setting forth (A) the adjusted Exercise Price as provided in this Section 9.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (B) the number of shares of Common Stock (or portions thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price in accordance with Section 9.2 hereof and the record date therefor, and promptly after such filing shall mail or cause to be mailed a notice of such adjustment to each Warrantholder at his or her last address as the same appears on the Warrant Register. Such certificate, in the absence of manifest error, shall be conclusive and final evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely upon such certificate, and shall be under no duty or responsibility with respect to any such certificate except to exhibit the same to any Warrantholder desiring inspection thereof.

           (j) Notice. In case:

           (i) the Company shall declare any dividend or any distribution of any kind or character (whether in cash, securities or other property) on or in respect of shares of Common Stock or to the stockholders of the Company (in their capacity as such), excluding any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

           (ii) the Company shall authorize the granting to the holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

           (iii) of any reclassification of shares of Common
      Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

           (iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

      then the Company shall cause to be filed with the Warrant Agent and shall cause to be mailed to the Warrantholders, at their last addresses as they shall appear upon the Warrant Register, at least 30 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i),
      (ii), (iii) and (iv) above.

           (k) Section 305. Anything in this Section 9.1 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this Section 9.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

           (l) No Adjustment. Anything to the contrary herein notwithstanding, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made pursuant to this Section 9.1 or
      Section 9.2 as a result of, or in connection with, the issuance of options or rights to purchase Common Stock issued to employees of the Company or its Subsidiaries pursuant to a stock option or other similar plan adopted by the Board of Directors or an employment agreement approved by the Board of Directors, or the modification, renewal or extension of any such plan or agreement if approved by the Board of Directors.

           (m) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for purposes of taking any action that requires an adjustment of the Exercise Price under this Section 9, and shall, thereafter and before the effective date of such action, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

           9.2. Adjustment to Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to Section 9.1 hereof the number of Warrant Shares purchasable upon exercise of a Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a share, obtained by (x) multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon the exercise of a Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

           9.3. Organic Change.

           (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificates shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise of Warrants following the consummation of such Organic Change, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which a sale, transfer or lease of all or substantially all of the assets of the Company was made, as the case may be (a "constituent Person"), or an Affiliate of a constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each share of Common Stock held immediately prior to such Organic Change by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing shares"), then for the purpose of this subsection (a) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificates shall remain in full force and effect following such an Organic Change. The provisions of this
      Section 9.3(a) shall similarly apply to successive Organic
      Changes.

           (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of the Warrants, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a constituent Person or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each non-electing share, then for the purpose of this subsection (b) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section 9.1 hereof.

           9.4. Statement on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 8, Section 9.1 or Section 9.2 hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in this Warrant Certificate.

           Section 10. Warrant Agent. On the date of issuance of the Warrants, the Company shall cause to be appointed in the Borough of Manhattan, The City of New York, a Warrant Agent, having a capital and surplus of at least $100,000,000.

           Section 11. Fractional Interests. The Company shall not be required to issue Fractional Warrant Shares on the exercise of the Warrants evidenced by this Warrant Certificate. If any Fractional Warrant Share would, but for the provisions of this Section 11, be issuable on the exercise of the Warrants evidenced by this Warrant Certificate (or specified portions thereof), the Company shall pay an amount in cash equal to the fraction of a Warrant Share represented by such Fractional Warrant Share multiplied by the Closing Price on the day of such exercise.

           Section 12. No Rights as Shareholder. Nothing in this Warrant Certificate shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter.

           Section 13. Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

           Section 14. Governing Law; Choice of Forum, Etc. The validity, construction and performance of this Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of New York without reference to its conflict of laws rules. The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Warrant Certificate solely between or among any or all of the Company, on the one hand, and the Investor and/or any Person who has become a Warrantholder, on the other, shall be the United States District Court for the Southern District of New York, and, if such court will not hear any such suit, the courts of the state of the Company's incorporation, and the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Warrant Certificate for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Company, at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, Attention: General Counsel, or at such other address specified by the Company in writing to the Warrant Agent, and (ii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

           Section 15. Benefits of this Agreement. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder.

           IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of this _____th day of _________, 1998.

                                  OXFORD HEALTH PLANS, INC.


                                  By:_________________________
                                     Name:
                                     Title:


[Corporate Seal]

Attest:

_________________________



Countersigned:

______________________, as Warrant Agent



By:_________________________
   Name:
   Title:

                       ELECTION TO EXERCISE
            (To be executed upon exercise of Warrants)



To OXFORD HEALTH PLANS, INC.:

           The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant
Certificate for, and to purchase thereunder, _____ Warrant
Shares, as provided for therein, and tenders herewith payment of the purchase price in full in the form of [COMPLETE WHERE
APPLICABLE]:

      |_| cash or a certified or official bank check in the amount of $_____; and/or

      |_|      $_____ Stated Value of Senior Preferred Stock
               (as to which $____ of accumulated dividends are unpaid), of which $____ Stated Value and the corresponding accumulated dividends should be applied toward the payment of such Warrant Shares; and/or

       |_| ____ number of Warrants, valued at $_____ each (such value arrived at by subtracting the Exercise Price of $_____ from the Warrant Market Price of $______, both the Exercise Price and Warrant Market Price determined in accordance with the provision of the Warrant Certificate);

        For a total purchase price of $_____.


           If the Stated Value and accumulated and unpaid dividends of the shares of Senior Preferred Stock or the value of the Warrants evidenced by the Warrant Certificate delivered herewith exceeds that portion of the payment which is to be paid by the surrender of such shares or Warrants, you are authorized, as agent of the undersigned, to deliver to the Company such shares or Warrant Certificate delivered herewith for exchange into smaller denominations in order that you may deliver to the undersigned new shares of Senior Preferred Stock or Warrant Certificates, in Stated Value or number as the case may be, equal to the difference between the Stated Value or number as the case may be, of the Senior Preferred Stock or Warrants surrendered, less the Stated Value or number as the case may be, thereof, used to purchase Warrant Shares.

Please issue a certificate or certificates for such Warrant
Shares in the name of, and pay any cash for any Fractional
Warrant Shares to (please print name address and social security or other identifying number)* :

Name:       ______________________________________________________

Address:    ______________________________________________________

            ______________________________________________________

Soc. Sec. #:________________

AND, if said number of Warrant Shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares purchasable thereunder rounded up to the next higher whole number of Warrant Shares.




                          Signature:**______________________________



--------
* The Warrant Certificate and the Investment Agreement contain restrictions on the sale and other transfer of the Warrants evidenced by such Warrant Certificate.

** The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

                          ASSIGNMENT FORM

          (To be signed only upon assignment of Warrant)

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________

___________________________________________________________________
   (Name and Address of Assignee must be Printed or Typewritten)


Warrants to purchase _____ Warrant Shares of the Company, evidenced by the within Warrant Certificate hereby irrevocably constituting and appointing ________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.


Dated:____________, __



                                     ________________________________
                                      Signature of Registered Holder*

                                     ________________________________
Signature Guaranteed:                 Signature of Guarantor


_____________
* The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                            EXHIBIT C


                   CERTIFICATE OF DESIGNATIONS

                                of

               SERIES B CUMULATIVE PREFERRED STOCK

                                of

                    OXFORD HEALTH PLANS, INC.

                 (Pursuant to Section 151 of the
                Delaware General Corporation Law)

                          --------------

           Oxford Health Plans, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation (the "Board of Directors") pursuant to authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law:

           RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors in accordance with the provisions of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the Board of Directors hereby creates a series of the Corporation's previously authorized preferred stock, par value $0.01 per share (the "Preferred Stock"), and hereby states the designation and number thereof, and fixes the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, as follows:

           Series B Cumulative Preferred Stock:

                    I. Designation and Amount

           The designation of this series of shares shall be "Series B Cumulative Preferred Stock" (the "Series B Preferred Stock"); the stated value per share shall be $1,000 (the "Stated Value"); and the number of shares constituting such series shall be 300,000. The number of shares of the Series B Preferred Stock may be decreased from time to time by a resolution or resolutions of the Board of Directors; provided, however, that such number shall not be decreased below the aggregate number of shares of the Series B Preferred Stock then outstanding.

                             II. Rank

           A. With respect to dividend rights, the Series B Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series B Preferred Stock as to payment of dividends, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series B Preferred Stock as to payment of dividends, including the Series A Preferred Stock, par value $0.01 per share, of the Corporation (the "Series A Preferred Stock") and (iii) prior to the Corporation's Common Stock, par value $.01 per share (the "Common Stock"), and, except as specified above, all other classes and series of capital stock of the Corporation hereafter issued by the Corporation. With respect to dividends, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as the "Junior Dividend Securities"; all equity securities of the Corporation with which the Series B Preferred Stock ranks on a parity, including the Series A Preferred Stock, are collectively referred to herein as the "Parity Dividend Securities"; and all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks junior, with respect to dividends, are collectively referred to herein as the "Senior Dividend Securities."

           B. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the Series B Preferred Stock shall rank (i) junior to each other class or series of Preferred Stock which by its terms ranks senior to the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up, (ii) on a parity with each other class or series of Preferred Stock which by its terms ranks on a parity with the Series B Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, including the Series A Preferred Stock, and (iii) prior to the Common Stock, and, except as specified above, all other classes and series of capital stock of the Corporation hereinafter issued by the Corporation. With respect to the distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, all equity securities of the Corporation to which the Series B Preferred Stock ranks senior, including the Common Stock, are collectively referred to herein as "Junior Liquidation Securities"; all equity securities of the Corporation (other than convertible debt securities) to which the Series B Preferred Stock ranks on parity, including the Series A Preferred Stock, are collectively referred to herein as "Parity Liquidation Securities"; and all equity securities of the Corporation to which the Series B Preferred Stock ranks junior are collectively referred to herein as "Senior Liquidation Securities."

           C. The Series B Preferred Stock shall be subject to the creation of Junior Dividend Securities and Junior Liquidation Securities (collectively, "Junior Securities") but no Parity Dividend Securities or Parity Liquidation Securities (collectively, "Parity Securities") (other than the Series A Preferred Stock), or Senior Dividend Securities or Senior Liquidation Securities (collectively, "Senior Securities") shall be created except in accordance with the terms hereof and the Investment Agreement, including, without limitation, Article VIII, Section F hereof.


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


                          III. Dividends

           A. Dividends. Prior to the Second Anniversary Date, shares of Series B Preferred Stock shall accumulate dividends at a rate of 9.308332% per annum, payment of which may be made in cash or by the issuance of additional shares of Series B Preferred Stock (which, upon issuance, shall be fully paid and nonassessable), at the option of the Company; provided that if any such dividend is paid after the Second Anniversary Date, such dividend shall be paid in cash. On and after the Second Anniversary Date, shares of Series B Preferred Stock shall accumulate dividends at a rate of 9% per annum, which dividends shall be paid in cash. On and prior to the Second Anniversary Date, dividends shall be paid annually on the anniversary of the original issuance of Series B Preferred Stock, and thereafter dividends shall be paid in four equal quarterly installments on the last day of March, June, September and December of each year, or if any such date is not a Business Day, the Business Day next preceding such day (each such date, regardless of whether any dividends have been paid or declared and set aside for payment on such date, a "Dividend Payment Date"), to holders of record (the "Registered Holders") as they appear on the stock record books of the Corporation on the fifteenth day prior to the relevant Dividend Payment Date. Notwithstanding the foregoing, from and after the day on which the Shareholder Approval occurs, dividends shall accumulate on the Series B Preferred Stock (i) prior to the Second Anniversary Date, at a rate of 8.243216% per annum, payment of which may be made in cash or by the issuance of additional shares of Series B Preferred Stock (which upon issuance shall be fully paid and nonassessable), at the option of the Company, provided that if any such dividend is paid after the Second Anniversary Date, such dividend shall be paid in cash, and
(ii) on and after the Second Anniversary Date, at a rate of 8% per annum, which dividends shall be paid in cash. Dividends shall be paid only when, as and if declared by the Board of Directors out of funds at the time legally available for the payment of dividends. Dividends shall begin to accumulate on outstanding shares of Series B Preferred Stock from the date of issuance and shall be deemed to accumulate from day to day whether or not earned or declared until paid. Dividends shall accumulate on the basis of a 360-day year consisting of twelve 30-day months (four 90-day quarters) and the actual number of days elapsed in the period for which payable. Dividends payable at more than one annual rate for any dividend period or partial dividend period shall be pro rated on the basis of the number of days in such dividend period or partial dividend period, calculated as aforesaid, and the actual number of days elapsed for which dividends are payable at each such annual rate.

           B. Accumulation. Dividends on the Series B Preferred Stock shall be cumulative, and from and after any Dividend Payment Date on which any dividend that has accumulated or been deemed to have accumulated through such date has not been paid in full or any payment date set for a redemption on which such redemption payment has not been paid in full, additional dividends shall accumulate in respect of the amount of such unpaid dividends or unpaid redemption payment (the "Arrearage") at the annual rate then in effect as provided in Section A of this Article III (or such lesser rate as may be the maximum rate that is then permitted by applicable law). Such additional dividends in respect of any Arrearage shall be deemed to accumulate from day to day whether or not earned or declared until the Arrearage is paid, shall be calculated as of such successive Dividend Payment Date and shall constitute an additional Arrearage from and after any Dividend Payment Date to the extent not paid on such

Dividend Payment Date. References in any Article herein to dividends that have accumulated or that have been deemed to have accumulated with respect to the Series B Preferred Stock shall include the amount, if any, of any Arrearage together with any dividends accumulated or deemed to have accumulated on such Arrearage pursuant to the immediately preceding two sentences. Additional dividends in respect of any Arrearage may be declared and paid at any time, in whole or in part, without reference to any regular Dividend Payment Date, to Registered Holders as they appear on the stock record books of the Corporation on such record date as may be fixed by the Board of Directors (which record date shall be no less than 10 days prior to the corresponding payment date). Dividends in respect of any Arrearage shall be paid in cash.

           C. Method of Payment. Dividends paid on the shares of Series B Preferred Stock in an amount less than the total amount of such dividends at the time accumulated and payable on all outstanding shares of Series B Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares then outstanding. After the Second Anniversary Date, dividends that are declared and paid in an amount less than the full amount of dividends accumulated on the Series B Preferred Stock (and on any Arrearage) shall be applied first to the earliest dividend which has not theretofore been paid. All cash payments of dividends on the shares of Series B Preferred Stock shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

                    IV. Liquidation Preference

           In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of then-outstanding shares of Series B Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, an amount per share equal to the sum of (i) the dividends, if any, accumulated or deemed to have accumulated thereon to the date of final distribution to such holders, whether or not such dividends are declared, and (ii) the Stated Value thereof, and no more, before any payment shall be made or any assets distributed to the holders of any Junior Liquidation Securities. After any such payment in full, the holders of Series B Preferred Stock shall not, as such, be entitled to any further participation in any distribution of assets of the Corporation. All the assets of the Corporation available for distribution to stockholders after the liquidation preferences of any Senior Liquidation Securities shall be distributed ratably (in proportion to the full distributable amounts to which holders of Series B Preferred Stock and Parity Liquidation Securities, if any, are respectively entitled upon such dissolution, liquidation or winding up) among the holders of the then-outstanding shares of Series B Preferred Stock and Parity Liquidation Securities, if any, when such assets are not sufficient to pay in full the aggregate amounts payable thereon.

           Neither a consolidation or merger of the Corporation with or into any other Person or Persons, nor a sale, conveyance, lease, exchange or transfer of all or part of the Corporation's assets for cash, securities or other property to a Person or Persons shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Article IV, but the holders of shares of Series B Preferred Stock shall nevertheless be entitled from and after any such consolidation, merger or sale, conveyance, lease, exchange or transfer of all or part of the

Corporation's assets to the rights provided by this Article IV following any such transaction. Notice of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, stating the payment date or dates when, and the place or places where, the amounts distributable to each holder of shares of Series B Preferred Stock in such circumstances shall be payable, shall be given by first-class mail, postage prepaid, mailed not less than 30 days prior to any payment date stated therein, to holders of record as they appear on the stock record books of the Corporation as of the date such notices are first mailed.

                          V. Redemption

           A. Optional Redemption. The Corporation shall not have any right to redeem any shares of Series B Preferred Stock prior to the fifth anniversary of the original issuance of the Series B Preferred Stock. On and after such date, the Corporation shall have the right, at its option and election, to redeem all the outstanding shares of Series B Preferred Stock, in whole but not in part, at any time, in accordance with the provisions of this
Article V. The redemption price for such shares of Series B Preferred Stock shall be paid in cash out of funds legally available therefor and shall be in an amount per share equal to the sum of (i) the amount, if any, of all unpaid dividends accumulated thereon to the date of actual payment of the Redemption Price, whether or not such dividends have been declared, and (ii) the Stated Value thereof (the "Redemption Price").

           B. Mandatory Redemption. On the tenth anniversary of the original issuance of the Series B Preferred Stock (the "Mandatory Redemption Date"), the Corporation shall redeem (the "Mandatory Redemption") all outstanding shares of Series B Preferred Stock by paying the Redemption Price therefor in cash out of funds legally available for such purpose.

           C. Notice and Redemption Procedures. Notice of the redemption of shares of Series B Preferred Stock pursuant to Section A or B hereof (a "Notice of Redemption") shall be sent to the holders of record of the shares of Series B Preferred Stock to be redeemed by first class mail, postage prepaid, at each such holder's address as it appears on the stock record books of the Corporation not more than 120 nor fewer than 90 days prior to the date fixed for redemption, which date shall be set forth in such notice (the "Redemption Date"); provided that failure to give such Notice of Redemption to any holder, or any defect in such Notice of Redemption to any holder shall not affect the validity of the proceedings for the redemption of any shares of Series B Preferred Stock held by any other holder. Notwithstanding the foregoing, in the event that contemporaneously with or prior to the delivery of a Notice of Redemption, the Corporation irrevocably deposits, in accordance with Section F of this
Article V, funds sufficient to pay the aggregate Redemption Price for the Series B Preferred Stock, such Notice of Redemption shall be delivered not more than 120 days nor fewer than 30 days prior to the Redemption Date; provided, however, that, if such Notice of Redemption is delivered fewer than 60 days prior to the Redemption Date and the Investor or any of its Affiliates Beneficially Owns shares of Series B Preferred Stock as of the date of the Notice of Redemption and uses its reasonable best efforts to consummate the sale of its shares of Series B Preferred Stock prior to the stated Redemption Date but has not completed the sale of all the Series B Preferred Stock Beneficially Owned by the Investor and its Affiliates (or such other amount desired to be sold by the Investor and its Affiliates), the Corporation shall, at the option of the Investor (or any such Affiliate), delay such Redemption Date for a period not to exceed 30 days as requested by such Investor (or any such Affiliate) in order to complete such sale or sales, and shall notify the holders of Series B Preferred Stock of such delay within five days of receiving the request therefor. Any delay of the Redemption Date pursuant to the proviso to the preceding sentence shall be requested by the Investor (or any such Affiliate) in writing no later than the tenth day preceding the then-scheduled Redemption Date stated in the Notice of Redemption. The Redemption Date stated in a Notice of Redemption shall not be delayed more than once in connection with the redemption of shares of Series B Preferred Stock pursuant to such Notice of Redemption. In order to facilitate the redemption of shares of Series B Preferred Stock, the Board of Directors may fix a record date for the determination of the holders of shares of Series B Preferred Stock to be redeemed, in each case, not more than 30 days prior to the date the Notice of Redemption is mailed. On or after the Redemption Date, each holder of the shares called for redemption shall surrender the certificate evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. From and after the Redemption Date, all dividends on shares of Series B Preferred Stock shall cease to accumulate and all rights of the holders thereof as holders of Series B Preferred Stock shall cease and terminate, except to the extent the Corporation shall default in payment thereof on the Redemption Date. Prior to any Redemption Date that has been fixed by the Company, other than in connection with the Mandatory Redemption, the Corporation shall take all measures reasonably requested by the Investor to facilitate a sale or other disposition of Series B Preferred Stock by the Investor or its Affiliates prior to such Redemption Date, including, without limitation, participation in due diligence sessions and provision of information about the management, business and financial condition of the Corporation, preparation of offering memoranda, private placement memoranda and other similar documents and preparation and delivery of such other certificates or documents reasonably requested by the Investor. For so long as the Investor or an Affiliate of the Investor holds any shares of Series B Preferred Stock, no Notice of Redemption in connection with a redemption pursuant to Section A or B of this Article V shall be delivered unless (i) the Corporation's preferred stock is rated Baa or better by Moody's or BBB or better by S&P, or in the event the Corporation's preferred stock is not rated by Moody's and S&P, the Corporation's unsecured debt is rated Baa or better by Moody's or BBB or better by S&P or (ii) the Corporation has sufficient funds reasonably available under committed lines of credit or other similar sources of financing established with financially sound financing providers to pay, on the Redemption Date, the aggregate Redemption Price in connection with such redemption (and shall reserve such funds or availability for the payment of the aggregate Redemption Price); provided, that the Corporation may deliver a Notice of Redemption without complying with the foregoing conditions if prior to, or contemporaneously with, the delivery of such notice the Corporation irrevocably deposits in accordance with Section F of this Article V funds sufficient to pay the aggregate Redemption Price for the Series B Preferred Stock.

           D. Change of Control. In the event there occurs a Change of Control, any holder of record of shares of Series B Preferred Stock, in accordance with the procedures set forth in Section E hereof, may require the Corporation to redeem any or all of the shares of Series B Preferred Stock held by such holder at the Redemption Price therefor.

           E. Change of Control Notice and Redemption Procedures. Notice of any Change of Control shall be sent to the holders of record of the outstanding shares of Series B Preferred Stock not more than five days following a Change of Control, which notice (a "Change of Control Notice") shall describe the transaction or transactions constituting such Change of Control and set forth each holder's right to require the Corporation to redeem any or all shares of Series B Preferred Stock held by him or her out of funds legally available therefor, the Redemption Date (which date shall be not more than 30 days from the date of such Change of Control Notice) and the procedures to be followed by such holders in exercising his or her right to cause such redemption; provided, however, that if shares of Series B Preferred Stock are owned by more than 50 holders or groups of Affiliated holders and if the Series B Preferred Stock is listed on any national securities exchange or quoted on any national quotation system, the Corporation shall give such Change of Control Notice by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York, within 30 days following such Change of Control and, in any case, a similar notice shall be mailed concurrently to each holder of shares of Series B Preferred Stock. Failure by the Corporation to give the Change of Control Notice as prescribed by the preceding sentence, or the formal insufficiency of any such Change of Control Notice, shall not prejudice the rights of any holder of shares of Series B Preferred Stock to cause the Corporation to redeem any such shares held by him or her. In the event a holder of shares of Series B Preferred Stock shall elect to require the Corporation to redeem any or all such shares of Series B Preferred Stock pursuant to Section D hereof, such holder shall deliver, prior to the Redemption Date as set forth in the Change of Control Notice, or, if the Change of Control Notice is not given as required by this Section E, at any time following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E (in which case the Redemption Date shall be the date which is the later of (x) 30 days following the last day the Corporation was required to give the Change of Control Notice in accordance with this Section E and (y) 15 days following the delivery of such election by such holder), a written notice, in the form specified by the Corporation (if the Corporation did in fact give the notice required by this Section
E), to the Corporation so stating, and specifying the number of shares to be redeemed pursuant to Section D hereof; provided, however, that if all of the shares of the Series B Preferred Stock are owned by 50 or fewer holders or groups of affiliated holders, such holders or groups may deliver a notice or an election to redeem at any time within 90 days following the occurrence of a Change of Control without awaiting receipt of a Change of Control Notice or the expiration of the time allowed for the delivery of a Change of Control Notice hereunder. The Corporation shall redeem the number of shares so specified on the Redemption Date fixed by the Corporation or as provided in the preceding sentence. The Corporation shall comply with the requirements of Rules 13e-4 and 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the shares of Series B Preferred Stock as a result of a Change of Control. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this paragraph, the Corporation shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations hereunder by virtue thereof.


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

           F. Deposit of Funds. The Corporation shall, on or prior to any Redemption Date pursuant to this Article V, deposit with its transfer agent or other redemption agent in the Borough of Manhattan, The City of New York having a capital and surplus of at least $500,000,000 selected by the Board of Directors, as a trust fund for the benefit of the holders of the shares of Series B Preferred Stock to be redeemed, cash that is sufficient in amount to redeem the shares to be redeemed in accordance with the Notice of Redemption or Change of Control Notice, with irrevocable instructions and authority to such transfer agent or other redemption agent to pay to the respective holders of such shares, as evidenced by a list of such holders certified by an officer of the Corporation, the Redemption Price upon surrender of their respective share certificates. Such deposit shall be deemed to constitute full payment of such shares to the holders, and from and after the date of such deposit, all rights of the holders of the shares of Series B Preferred Stock that are to be redeemed as stockholders of the Corporation with respect to such shares, except the right to receive the Redemption Price upon the surrender of their respective certificates, shall cease and terminate. No dividends shall accumulate on any shares of Series B Preferred Stock after the Redemption Date for such shares (unless the Corporation shall fail to deposit cash sufficient to redeem all such shares). In case holders of any shares of Series B Preferred Stock called for redemption shall not, within two years after such deposit, claim the cash deposited for redemption thereof, such transfer agent or other redemption agent shall, upon demand, pay over to the Corporation the balance so deposited. Thereupon, such transfer agent or other redemption agent shall be relieved of all responsibility to the holders thereof and the sole right of such holders, with respect to shares to be redeemed, shall be to receive the Redemption Price as general creditors of the Corporation. Any interest accrued on any funds so deposited shall belong to the Corporation, and shall be paid to it from time to time on demand.

             VI. Exchange of Series B Preferred Stock

           A. The Series B Preferred Stock shall be exchangeable, at any time, at the option of the Corporation and to the extent permitted by applicable law, in whole but not in part, on any Dividend Payment Date for Junior Subordinated Debentures (issued pursuant to an indenture (the "Indenture") prepared in accordance with the Investment Agreement) in principal amount of $1,000 per share of Series B Preferred Stock (a "Debenture" and, collectively, the "Debentures"), in accordance with this Article
VI:

           (i) Each share of Series B Preferred Stock shall be exchangeable at the offices of the Corporation and at such other place or places, if any, as the Board of Directors may designate. Except with the prior written consent of the holders of all outstanding shares of Series B Preferred Stock, the Corporation may not exchange any shares of Series B Preferred Stock if (a) full cumulative dividends, to the extent payable or deemed payable through the date of exchange, have not been paid or set aside for payment on all outstanding shares of the Series B Preferred Stock, (b) the Corporation has failed to amend its Certificate of Incorporation pursuant to Delaware law to confer the power to vote upon holders of the Debentures as shall be contemplated by the Indenture or (c) such exchange could result in any tax consequence to the Investor or any of its Affiliates which is materially adverse.


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


           (ii) Prior to giving notice of its intention to exchange, the Corporation shall execute and deliver to a bank or trust company selected by the Board of Directors and, if required by applicable law, qualify under the Trust
      Indenture Act of 1939, as amended, the Indenture.

           (iii) The Corporation shall mail written notice of its intention to exchange Series B Preferred Stock for Debentures (the "Exchange Notice") to each holder of record of shares of Series B Preferred Stock not less than 90 nor more than 120 days prior to the date fixed for exchange.

           (iv) Prior to effecting any exchange provided above, the Corporation shall deliver to each holder of shares of Series B Preferred Stock an opinion of nationally recognized legal counsel to the effect that: (i) each of the Indenture and the Debentures have been duly authorized and executed by the Corporation and, when delivered by the Corporation in exchange for shares of Series B Preferred Stock, will constitute valid and legally binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity; (ii) the exchange of the Debentures for the shares of Series B Preferred Stock shall not violate the provisions of this Article VI or of the Delaware General Corporation Law, including Section 221 thereof; and (iii) the exchange of the Debentures for the shares of Series B Preferred Stock is exempt from the registration requirements of the Securities Act or, if no such exemption is available, that the Debentures have been duly registered for such exchange under such Act.

           (v) Upon the exchange of shares of Series B Preferred
      Stock for Debentures, the rights of the holders of shares of Series B Preferred Stock as stockholders of the Corporation shall terminate and such shares shall no longer be deemed outstanding.

           (vi) Before any holder of shares of Series B Preferred Stock shall be entitled to receive Debentures, such holder shall surrender the certificate or certificates therefor, at the office of the Corporation or at such other place or places, if any, as the Board of Directors shall have designated, and shall state in writing the name or names (with addresses) in which he or she wishes the certificate or certificates for the Debentures to be issued. The Corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of Series B Preferred Stock, or to his or her nominee or nominees, certificates for the Debentures to which he or she shall be entitled as aforesaid. Shares of Series B Preferred Stock shall be deemed to have been exchanged as of the close of business on the date fixed for exchange as provided above, and the Person or Persons entitled to receive the Debentures issuable upon such exchange shall be treated for all purposes (including the accrual and payment of interest) as the record holder or holders of such Debentures as of the close of business on such date.

           B. For purposes of clause (c) of paragraph (i) of Section A, an exchange of shares of Series B Preferred Stock shall be deemed to be an exchange that could result in a tax


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


consequence to the Investor or any of its Affiliates which is materially adverse only if the Investor or its Affiliate shall have delivered to the Corporation a written notice to such effect on or before the fifteenth day after its receipt of the Exchange Notice (an "Objection Notice"), which Objection Notice shall be prepared in good faith and shall specify in reasonable detail the nature of such tax consequences which could result from the exchange (other than the difference between the tax treatment of distributions on the Series B Preferred Stock and interest payments on the Debentures); provided, that the Investor or its Affiliates shall not deliver an Objection Notice unless the Investor and its Affiliates Beneficially Own, in the aggregate, at least 1,000 shares of Series B Preferred Stock at the time of delivery of such Objection Notice to the Corporation. If the Corporation receives an Objection Notice, then the Corporation shall not exchange the shares of Series B Preferred Stock of the Investor and its Affiliates and the Corporation shall, within 15 days after its receipt of the Objection Notice mail written notice to the effect that it is canceling the proposed exchange of shares of Series B Preferred Stock to each holder of record of shares of Series B Preferred Stock to which it mailed the Exchange Notice.

           C. Shares of the Series B Preferred Stock may be exchanged for Warrant Shares pursuant to Section 4 of the Warrants.

                  VII. Restrictions on Dividends

           So long as any shares of the Series B Preferred Stock are outstanding, the Board of Directors shall not declare, and the Corporation shall not pay or set apart for payment any dividend on any Junior Securities or make any payment on account of, or set apart for payment money for a sinking or other similar fund for, the repurchase, redemption or other retirement of, any Junior Securities or Parity Securities or any warrants, rights or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities), or make any distribution in respect of the Junior Securities, either directly or indirectly, and whether in cash, obligations or shares of the Corporation or other property (other than distributions or dividends in Junior Securities to the holders of Junior Securities), and shall not permit any corporation or other entity directly or indirectly controlled by the Corporation to purchase or redeem any Junior Securities or Parity Securities or any warrants, rights, calls or options exercisable for or convertible into any Junior Securities or Parity Securities (other than the repurchase, redemption or other retirement of debentures or other debt securities that are convertible or exchangeable into any Junior Securities or Parity Securities) unless prior to or concurrently with such declaration, payment, setting apart for payment, repurchase, redemption or other retirement or distribution, as the case may be, all accumulated and unpaid dividends on shares of the Series B Preferred Stock not paid on the dates provided for in paragraph A of Article III hereof (including Arrearages and accumulated dividends thereon) shall have been paid, except that when dividends are not paid in full as aforesaid upon the shares of Series B Preferred Stock, all dividends declared on the Series B Preferred Stock and any series of Parity Dividend Securities shall be declared and paid pro rata so that the amount of dividends so declared and paid on Series B Preferred Stock and such series of Parity Dividend Securities shall in all cases bear to each other the same ratio that accumulated dividends (including interest accrued on or additional dividends accumulated in respect of such accumulated dividends) on the shares of Series B Preferred Stock and such Parity Dividend Securities bear to each other. Notwithstanding the foregoing, this paragraph shall not prohibit
(i) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value of shares of Series B Preferred Stock or any Parity Dividend Security by the Corporation in accordance with the terms of such securities or of any shares of Trust Preferred Stock (as defined in Section F of Article VIII) or (ii) the acquisition, repurchase, exchange, conversion, redemption or other retirement for value by the Corporation of any Junior Dividend Securities by the Corporation in accordance with obligations in existence at the time of original issuance of the Series B Preferred Stock.

                       VIII. Voting Rights

           A. The holders of shares of Series B Preferred Stock shall have no voting rights except as set forth below or as otherwise from time to time required by law.

           B. Through the Approval Date, shares of Series B Preferred Stock shall have no voting rights except as set forth in Section C of this Article VIII. After the Approval Date, so long as any shares of the Series B Preferred Stock are outstanding, each share of Series B Preferred Stock shall entitle the holder thereof to vote on all matters voted on by holders of Common Stock, and the shares of Series B Preferred Stock shall vote together with shares of Common Stock (and any shares of Series A Preferred Stock entitled to vote) as a single class; provided, however, that upon register or transfer on the stock records of the Corporation of a share of Series B Preferred Stock to any Person other than the Investor or an Affiliate of the Investor, the transferee, and any subsequent transferee, shall not be entitled to such voting rights. With respect to any such vote, the Investor (together with its Affiliates) shall be entitled to a number of votes per share of Series B Preferred Stock equal to the quotient of the Investor Aggregate Vote Number, divided by the number of shares of Series B Preferred Stock held by such Investor and its Affiliates as of the record date for such vote. The "Investor Aggregate Vote Number" shall equal the number of Warrant Shares that would be issuable upon the exercise of Original Warrants (as defined below) by the holders thereof (assuming all conditions precedent to such exercise have been satisfied and that such exercise occurs as of the record date for such vote), multiplied by the lesser of (x) the quotient of the number of Original Warrants that are Beneficially Owned by members of the Investor Group, in the aggregate, as of the record date for such vote (excluding for purposes of this calculation, however, any Original Warrants that have been transferred on the books of the Corporation by any member of the Investor Group to any Person other than a member of the Investor Group, regardless of whether any such Original Warrants are subsequently acquired by any member of the Investor Group), divided by the number of Original Warrants, and (y) the quotient of the number of Original Series B Preferred Shares (as defined below) that are Beneficially Owned by members of the Investor Group, in the aggregate, as of the record date for such vote (excluding for purposes of this calculation, however, any Original Series A Preferred Shares transferred on the stock records of the Corporation by any member of the Investor Group to any Person other than a member of the Investor Group, regardless of whether any such Original Series B Preferred Shares are subsequently acquired by any member of the Investor Group), divided by the number of Original Series B Preferred Shares. The term "Original Warrants" means those Warrants Beneficially

Owned by members of the Investor Group, in the aggregate, as of the Closing. The term "Original Series B Preferred Shares" means those shares of Series B Preferred Stock Beneficially Owned by members of the Investor Group, in the aggregate, as of the Closing.

           C. If on any date (i) dividends payable on either the Series B Preferred Stock or the Series A Preferred Stock shall have been in arrears and not paid in full for four consecutive quarterly periods or if dividends shall have been in arrears and not paid in full on the first or second annual anniversary of the original issuance of the Series B Preferred Stock or Series A Preferred Stock, as the case may be, or (ii) the Corporation shall have failed to satisfy its obligation to redeem either shares of Series B Preferred Stock or shares of Series A Preferred Stock pursuant to the relevant Certificate of Designations, then the number of directors constituting the Board of Directors shall, without further action, be increased by two, and the holders of a majority of the outstanding shares of Series B Preferred Stock and Series A Preferred Stock shall have, in addition to the other voting rights set forth herein, the exclusive right, voting together as a single class without regard to series, to elect the two directors (the "Additional Directors") of the Corporation to fill such newly-created directorships. Notwithstanding the foregoing, the Investor and its Affiliates shall not be permitted to elect, pursuant to the preceding sentence, more than the number of directors that would result in four directors designated for nomination or elected by the Investor and its Affiliates then being on the Board of Directors (including directors that the Investor has a right to designate for nomination to the Board of Directors pursuant to the Investment Agreement); provided, that if at the time holders of Series A Preferred Stock and Series B Preferred Stock have the right to elect Additional Directors and (i) the Investor and its Affiliates Beneficially Own, in the aggregate, a majority of the outstanding shares of Series B Preferred Stock and Series A Preferred Stock, taken together as a single class, and (ii) the Investor and its Affiliates are not permitted to elect one or both of the Additional Directors as aforesaid, then the holders of Series B Preferred Stock and Series A Preferred Stock (other than the Investor and its Affiliates) shall have the right to elect, voting together as a single class, one Additional Director pursuant to this Section C. Additional Directors shall continue as directors and such additional voting right shall continue until such time as (a) all dividends accumulated on the Series B Preferred Stock and/or Series A Preferred Stock, as the case may be, shall have been paid in full or (b) any redemption obligation with respect to the Series B Preferred Stock and/or Series A Preferred Stock, as the case may be, that has become due shall have been satisfied or all necessary funds shall have been set aside for payment, as the case may be, at which time such Additional Directors shall cease to be directors and such additional voting right of the holders of shares of Series B Preferred Stock shall terminate subject to revesting in the event of each and every subsequent event of the character indicated above and subject to any rights as to the election of directors provided for the holders of any other series of Preferred Stock of the Corporation.

           D. [Reserved]

           E. (a) The foregoing rights of holders of shares of Series B Preferred Stock to take any action as provided in this
Article VIII may be exercised at any annual meeting of stockholders or at a special meeting of stockholders held for such purpose as hereinafter provided or at any adjournment thereof, or by the written consent, delivered to the Secretary of the

Corporation, of the holders of the minimum number of shares required to take such action. So long as such right to vote continues (and unless such right has been exercised by written consent of the minimum number of shares required to take such action), the Chairman of the Board of Directors may call, and upon the written request of holders of record of 20% of the outstanding shares of Series B Preferred Stock, addressed to the Secretary of the Corporation at the principal office of the Corporation, shall call, a special meeting of the holders of shares entitled to vote as provided herein. Such meeting shall be held within 60 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the Bylaws for the holding of meetings of stockholders.

           (b) Each director elected pursuant to Section C hereof shall serve until the next annual meeting or until his or her successor shall be elected and shall qualify, unless the director's term of office shall have terminated pursuant to the provisions of Section C hereof, as the case may be. In case any vacancy shall occur among the directors elected pursuant to Section C hereof, such vacancy may be filled for the unexpired portion of the term by vote of the remaining director or directors theretofore elected by such holders (or such director's or directors' successor in office), if any. If any such vacancy is not so filled within 20 days after the creation thereof or if all of the directors so elected shall cease to serve as directors before their term shall expire, the holders of the shares then outstanding and entitled to vote for such director pursuant to the provisions of Section C hereof, as the case may be, may elect successors to hold office for the unexpired terms of any vacant directorships, by written consent as herein provided, or at a special meeting of such holders called as provided herein. The holders of a majority of the shares entitled to vote for directors pursuant to Section C hereof, as the case may be, shall have the right to remove with or without cause at any time and replace any directors such holders have elected pursuant to such section, by written consent as herein provided, or at a special meeting of such holders called as provided herein.

           F. Without the consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class, the Corporation shall not authorize, create or issue, or increase the authorized amount of, (i) any Senior Securities or Parity Securities or (ii) any class or series of capital stock or any security convertible into or exercisable for any class or series of capital stock, redeemable mandatorily or redeemable at the option of the holder thereof at any time on or prior to the Mandatory Redemption Date (whether or not only upon the occurrence of a specified event); provided, however, that no consent or vote of the holders of the outstanding shares of the Series B Preferred Stock shall be required for the creation or issuance by a trust formed at the direction of the Corporation of any series of preferred securities of such trust for financing purposes in an aggregate amount not to exceed $250,000,000 ("Trust Preferred Stock"). No consent or vote of the holders of the outstanding shares of Series B Preferred Stock shall be required to authorize, create or issue, or increase the authorized amount of, any class or series of Junior Securities, or any security convertible into a stock of any class or series of Junior Securities, except to the extent such action would violate Section H of this Article VIII.

           G. Without the consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, voting separately as a class, the Corporation shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series B Preferred Stock so as to affect them materially and adversely, or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series B Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Corporation is entitled to vote thereon.

           H. Other Securities. The Corporation shall not enter into any agreement or issue any security that prohibits, conflicts or is inconsistent with, or would be breached by, the Corporation's performance of its obligations hereunder.

                    IX. Additional Definitions

           For the purposes of this Certificate of Designations of Series B Preferred Stock, the following terms shall have the meanings indicated:

           "Affiliate" has the meaning set forth in Rule 12b-2 under the Exchange Act. The term "Affiliated" has a correlative meaning. Notwithstanding the foregoing, for all purposes hereof, TPG, and each Person controlled by, controlling or under common control with TPG (each, a "TPG Person"), shall not be deemed an "Affiliate" of any Designated Purchaser Person (as defined below), and no Designated Purchaser, and no Person controlled by, controlling or under common control with such Designated Purchaser (each, a "Designated Purchaser Person"), shall be deemed an "Affiliate" of any TPG Person or any other Designated Purchaser Person, in any such case solely as a consequence of the Investment Agreement and the transactions contemplated thereby.

           "Approval Date" shall have the meaning assigned to such term in the Series B Warrant.

           "Beneficially Own" with respect to any securities means having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act as in effect on the date hereof, except that a Person shall be deemed to Beneficially Own all such securities that such Person has the right to acquire whether such right is exercisable immediately or after the passage of time). The terms "Beneficial Ownership" and "Beneficial Owner" have correlative meanings. Notwithstanding the foregoing, for all purposes hereof, no TPG Person shall be deemed to Beneficially Own any securities that are held by any Designated Purchaser Person, and no Designated Purchaser Person shall be deemed to Beneficially Own any securities that are held by any TPG Person or other Designated Purchaser Person, in any such case solely as a consequence of the Investment Agreement or the transactions contemplated thereby.

           "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New
York are authorized or obligated by law or executive order to close.

           "Bylaws" means the Bylaws of the Corporation, as amended.

           "Change of Control" means such time as:

           (i) any Person or Group (other than the Investor, its Affiliates, the Corporation or any Subsidiaries of the Corporation, or any Group composed of such Persons) has become, directly or indirectly, the Beneficial Owner, by way of merger, consolidation or otherwise, of a majority of the voting power of the then-outstanding Voting Securities of the Corporation on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Corporation convertible into or exercisable for Voting Securities of the Corporation (whether or not such securities are then currently convertible or exercisable); or

           (ii) the sale, lease, transfer or other disposition of all or substantially all of the consolidated assets of the Corporation and its Subsidiaries to any Person or Group; or

           (iii) during any period of two consecutive calendar years, individuals who at the beginning of such period constituted the Board of Directors, together with any new members of such Board of Directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Corporation was approved by a vote of at least a majority of the members of such Board of Directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved or who were approved pursuant to Section 5.02 of the Investment Agreement or Article VIII, Section C, D or E of this Certificate of Designations, cease for any reason to constitute a majority of the directors of the Corporation then in office; or

           (iv) the Corporation consolidates with or merges with or into another Person or any Person consolidates with, or merges with or into, the Corporation, in any such event pursuant to a transaction in which immediately after the consummation thereof the Persons owning the then-outstanding Voting Securities of the Corporation immediately prior to such consummation shall not own a majority in the aggregate (by reason of such prior ownership) of the then-outstanding Voting Securities of the Corporation or the surviving entity if other than the Corporation; or

           (v) the adoption of a plan relating to the liquidation or dissolution of the Corporation, whether or not otherwise in compliance with the provisions of this Series B
      Preferred Stock.

           "Closing" shall have the meaning assigned to such term in the Investment Agreement.

           "Designated Purchaser" has the meaning assigned to such term in the Investment Agreement.

           "Designated Purchaser Person" has the meaning set forth in the definition of "Affiliate."

           "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, from time to time.

           "Group" has the meaning set forth in Rule 13d-5 under the Exchange Act.

           "Investment Agreement" means the Investment Agreement, dated as of February 23, 1998, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

           "Investor" means TPG.

           "Investor Group" means, collectively, the Investor, the Designated Purchasers, if any, and the respective Affiliates of such Persons.

           "Investor Nominee" means a person designated for election to the Board of Directors by an Investor pursuant to the Investment Agreement.

           "Moody's" means Moody's Investors Service and its successors.

           "Person" means any individual, corporation, company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

           "Registration Rights Agreement" means the Registration
Rights Agreement, dated as of February 23, 1998, by and between the Investor and the Corporation, as amended, supplemented or otherwise modified from time to time.

           "Second Anniversary Date" means the second anniversary of the original issuance of the Series B Preferred Stock.

           "Securities Act" means the U.S. Securities Act of
1933, as amended, and the rules and regulations promulgated thereunder, from time to time.

           "Series A Preferred Stock" has the meaning assigned to such term in the Investment Agreement.

           "Shareholder Approval" shall have the meaning assigned to such term in the Investment Agreement.

           "S&P" means Standard and Poor's Ratings Group, a division of the McGraw-Hill Companies, and its successors.

           "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of voting stock is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or combination thereof) and (ii) any partnership (A) the sole general partner of the managing general partner of which is such Person or a Subsidiary of such

Person or (B) the only general partners of which are such Person or of one or more Subsidiaries of such Person (or any combination thereof).

           "TPG" means TPG Oxford LLC, a Delaware limited liability company.

           "TPG Person" has the meaning set forth in the definition of "Affiliate."

           "Voting Securities" means the shares of Common Stock and any other securities of the Corporation entitled to vote generally for the election of directors.

           "Warrants" means the Series B Warrants issued by the Corporation on pursuant to the Investment Agreement.

           "Warrant Shares" has the meaning assigned to such term in the Warrants.

                         X. Miscellaneous

           A. Notices. Any notice referred to herein shall be in writing and, unless first-class mail shall be specifically permitted for such notices under the terms hereof, shall be deemed to have been given upon personal delivery thereof, upon transmittal of such notice by telecopy (with confirmation of receipt by telecopy or telex) or five days after transmittal by registered or certified mail, postage prepaid, addressed as follows:

           (i) if to the Corporation, to its office at 800
      Connecticut Avenue Norwalk, Connecticut 06854 (Attention:
      General Counsel) or to the transfer agent for the Series B
      Preferred Stock;

           (ii) if to a holder of the Series B Preferred Stock, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for the Series B Preferred Stock); or

           (iii) to such other address as the Corporation or such holder, as the case may be, shall have designated by notice similarly given.

           B. Reacquired Shares. Any shares of Series B Preferred Stock redeemed, purchased or otherwise acquired by the Corporation, directly or indirectly, in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof (and shall not be deemed to be outstanding for any purpose) and, if necessary to provide for the lawful redemption or purchase of such shares, the capital represented by such shares shall be reduced in accordance with the Delaware General Corporation Law. All such shares of Series B Preferred Stock shall upon their cancellation and upon the filing of an appropriate certificate with the Secretary of State of the State of Delaware, become authorized but unissued shares of Preferred Stock, par value $0.01 per share, of the Corporation and may be reissued as part of another series of Preferred Stock, par value $0.01 per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

           C. Enforcement. Any registered holder of shares of Series B Preferred Stock may proceed to protect and enforce its rights and the rights of such holders by any available remedy by proceeding at law or in equity to protect and enforce any such rights, whether for the specific enforcement of any provision in this Certificate of Designations or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

           D. Transfer Taxes. Except as otherwise agreed upon pursuant to the terms of this Certificate of Designations, the Corporation shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Debentures on exchange of, or other securities or property issued on account of, shares of Series B Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue or transfer and delivery of any certificate for Debentures or other securities or property in a name other than that in which the shares of Series B Preferred Stock so exchanged, or on account of which such securities were issued, were registered and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid or is not payable.

           E. Transfer Agent. The Corporation may appoint, and from time to time discharge and change, a transfer agent for the Series B Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of shares of Series B Preferred Stock.

           F. Record Dates. In the event that the Series B Preferred Stock shall be registered under either the Securities Act or the Exchange Act, the Corporation shall establish appropriate record dates with respect to payments and other actions to be made with respect to the Series B Preferred Stock.

           IN WITNESS WHEREOF, this Certificate of Designations
is executed on behalf of the Corporation by its [     ] and
attested by its Assistant Secretary, this ___ day of [     ],
1998.

                                 OXFORD HEALTH PLANS, INC.


                                 By:_____________________________
                                     Name:
                                     Title:

[Corporate Seal]

ATTEST:


________________________

                            EXHIBIT D


               Form of Series B Warrant Certificate



NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN THE REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY 23, 1998, BY AND BETWEEN TPG OXFORD LLC AND OXFORD HEALTH PLANS, INC. (THE "COMPANY"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY AND AT THE PRINCIPAL OFFICE OF THE WARRANT AGENT.

No.  W-__________                            __________ Warrants

                        SERIES B WARRANTS

             Exercisable commencing _______ __, 1998;
          Void after Expiration Time (as defined herein)

           OXFORD HEALTH PLANS, INC., a Delaware corporation (the "Company"), hereby certifies that, for value received, ________, or registered assigns (the "Warrantholder"), is the owner of ________ Warrants (as defined below), each of which entitles the Warrantholder to purchase from the Company, prior to the Approval Date (as defined below), one one-thousandth of a fully paid, duly authorized and nonassessable share of Series C Junior
Participating Preferred Stock, par value $0.01 per share, of the Company (the "Junior Preferred Stock"), and, from and after the Approval Date, one share of common stock, par value $0.01 per share, of the Company (the "Common Stock"), at any time from and after _______ __, 1998 (the "Issue Date") and continuing up to the Expiration Time (as defined herein) at a per share exercise price determined according to the terms and subject to the conditions set forth in this certificate (the "Warrant
Certificate"). The number of shares of Junior Preferred Stock and Common Stock issuable upon exercise of each such Warrant and the exercise price per share of Junior Preferred Stock and Common
Stock are subject to adjustment from time to time pursuant to the provisions of Sections 8 and 9 of this Warrant Certificate. The Warrants evidenced by this Warrant Certificate are part of a series of warrants to purchase, prior to the Approval Date, up to _____ one-thousandths of a share of Junior Preferred Stock and, from and after the Approval Date, up to ____ shares of Common Stock (collectively, the "Warrants"), issued pursuant to an Investment Agreement, dated as of February 23, 1998 (as it may be amended, supplemented or otherwise modified from time to time, the "Investment Agreement"), by and between TPG Oxford LLC, a
Delaware limited liability company (the "Investor"), and the Company and are entitled to certain rights and privileges set forth therein.

           Section 1. Definitions. As used in this Warrant
Certificate, the following terms shall have the meanings set forth below:

           "Adjusted Price" has the meaning set forth in Section
      8 hereof.

           "Adjustment Date" means the twentieth Trading Day after the day on which the Company's Annual Report on Form
      10-K for the year ended December 31, 1998 is filed with the U.S. Securities and Exchange Commission.

           "Approval Date" means the date, if any, on which the Company obtains the Shareholder Approval.

           "Board of Directors" means the board of directors of the Company.

           "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

           "Certificate of Designations" means the Certificate of Designations for the Series B Preferred Stock filed by the Company with the Secretary of State of the State of Delaware.

           "Certificate of Incorporation" means the Second
      Amended and Restated Certificate of Incorporation of the Company, as amended from time to time.

           "Closing Price" with respect to a share of Common Stock on any day means, subject to Section 9.1(f), the last reported sale price on that day or, in case no such reported sale takes place on such day, the average of the last reported bid and asked prices, regular way, on that day, in either case, as reported in the consolidated transaction reporting system with respect to securities quoted on Nasdaq or, if the shares of Common Stock are not quoted on Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not quoted on Nasdaq and not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices on such other nationally recognized quotation system then in use, or, if on any such day the shares of Common Stock are not quoted on any such quotation system, the average of the closing bid and asked prices as furnished by a professional market maker selected by the Board of Directors making a market in the shares of Common Stock. If the shares of Common Stock are not publicly held or so listed, quoted or publicly traded, the "Closing Price" means the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors.

           "Common Stock" has the meaning set forth in the preamble hereto.

           "Company" has the meaning set forth in the preamble hereto.

           "Equity Securities" of any Person means any and all common stock, preferred stock, any other class of capital stock and partnership or limited liability company interests of such Person or any other similar interests of any Person that is not a corporation, partnership or limited liability company.

           "Exercise Price" has the meaning set forth in Section
      8 hereof.

           "Expiration Date" means the earlier of (i) ________, 2008 [ten years after the Issue Date], and (ii) the date of an Optional Redemption.

           "Expiration Time" means 5:00 P.M., New York City time, on the Expiration Date.

           "Fractional Warrant Share" means (i) prior to the Approval Date, any fraction of a share of Junior Preferred Stock less than one one-thousandth of a share of Junior Preferred Stock, and (ii) from and after the Approval Date, any fraction of a whole share of Common Stock issued, or issuable upon, exercise of the Warrants.

           "Investment Agreement" has the meaning set forth in the preamble hereto.

           "Investor" has the meaning set forth in the preamble hereto.

           "Issue Date" has the meaning set forth in the preamble hereto.

           "Junior Preferred Stock" has the meaning set forth in the preamble hereto.

           "Nasdaq" means The Nasdaq Stock Market's National
      Market.

           "Offer Time" has the meaning set forth in Section
      9.1(e) hereof.

           "Optional Redemption" means a redemption of the Series
      B Preferred Stock pursuant to Article V, Section A of the
      Certificate of Designations.

           "Organic Change" means, with respect to any Person, any transaction (including without limitation any recapitalization, capital reorganization or reclassification of any class or series of Equity Securities, any consolidation of such Person with, or merger of such Person into, any other Person, any merger of another Person into such Person (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of capital stock of such Person), and any sale or transfer or lease of all or substantially all of the assets of such Person, but not including any stock split, combination or subdivision which is the subject of Section 9.1(b)) pursuant to which any class or series of Equity Securities of such Person is converted into the right to receive other securities, cash or other property.

           "Person" means any individual, firm, corporation, company, limited liability company, association, partnership, joint venture, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

           "Securities Act" means the U.S. Securities Act of
      1933, as amended, and the rules and regulations promulgated thereunder.

           "Senior Preferred Stock" has the meaning assigned to such term in the Investment Agreement.

           "Series B Preferred Stock" means the Series B
      Cumulative Preferred Stock, par value $0.01 per share, of the Company.

           "Shareholder Approval" has the meaning assigned to such term in the Investment Agreement.

           "Stated Value" means the stated value of the Series B
      Preferred Stock as set forth in the Certificate of Designations.

           "Trading Day" means any day on which Nasdaq is open for trading, or if the shares of Common Stock are not quoted on Nasdaq, any day on which the principal national securities exchange or national quotation system on which the shares of Common Stock are listed, admitted to trading or quoted is open for trading, or if the shares of Common Stock are not so listed, admitted to trading or quoted, any Business Day.

           "Warrant" has the meaning set forth in the preamble hereto.

           "Warrant Agent" means the Person named or otherwise appointed as such as set forth in Section 10 hereof.

           "Warrant Certificate" has the meaning in the preamble hereto.

           "Warrant Market Price" means the average of the Closing Prices of a share of Common Stock for the ten consecutive Trading Days ending on the Trading Day immediately prior to the day on which the Election to Exercise is delivered.

           "Warrant Register" has the meaning set forth in
      Section 2.2 hereof.

           "Warrant Shares" means (i) prior to the Approval Date, each one one-thousandth of a share of Junior Preferred Stock and (ii) from and after the Approval Date, the shares of Common Stock, in each case, issued, or issuable upon, exercise of the Warrants.

           "Warrantholder" has the meaning set forth in the preamble hereto.

           Section 2. Transferability.

           2.1. Registration. The Warrants shall be issued only in registered form.

           2.2. Transfer. The Warrants evidenced by this Warrant Certificate may be sold or otherwise transferred at any time (except as such sale or transfer may be restricted pursuant to the Securities Act or any applicable state securities laws) and any such sale or transfer shall be effected on the books of the Company (the "Warrant Register") maintained at its principal executive offices upon surrender of this Warrant Certificate for registration of transfer duly endorsed by the Warrantholder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new Warrant Certificate or Certificates in appropriate denominations to the Person or Persons entitled thereto.

           2.3. Legend on Warrant Shares. If and for so long as required by the Investment Agreement, this Warrant Certificate shall contain a legend as set forth in Section 8.10 of the Investment Agreement.

           Section 3. Exchange of Warrant Certificate. Any Warrant certificate may be exchanged for another certificate or certificates of like tenor entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitles such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the Company shall execute and deliver to the Person entitled thereto a new Warrant certificate or certificates as so requested.

           Section 4. Term of Warrants; Exercise of Warrants.

           4.1. Duration of Warrant. On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, at any time and from time to time after the Issue Date and before the Expiration Time. If the Warrants evidenced hereby are not exercised by the Expiration Time, they shall become void, and all rights hereunder shall thereupon cease.

           4.2. Exercise of Warrant.

                (a) On the terms and subject to the conditions set forth in this Warrant Certificate, the Warrantholder may exercise the Warrants evidenced hereby, in whole or in part, by presentation and surrender to the Warrant Agent of this Warrant Certificate together with the attached Election to Exercise duly filled in and signed, and accompanied by payment to the Company of the Exercise Price for the number of Warrant Shares specified in such Election to Exercise. Payment of the aggregate Exercise Price shall be made (i) in cash in an amount equal to the aggregate Exercise Price; (ii) by certified or official bank check in an amount equal to the aggregate Exercise Price; (iii) by an exchange (which shall be treated as a recapitalization) with the Company of a number of shares of Senior Preferred Stock having an aggregate Stated Value plus accumulated and unpaid dividends thereon equal to the aggregate Exercise Price; (iv) by an exchange (which shall be treated as a recapitalization) with the Company of outstanding Warrants (other than the Warrants being exercised) having an aggregate Warrant Market Price which, after subtracting the aggregate Exercise Prices thereof, equals the aggregate Exercise Price of the Warrants being exercised; or (v) by any combination of the foregoing.

                (b) On the terms and subject to the conditions set forth in this Warrant Certificate, upon such presentation and surrender of this Warrant Certificate and payment of such aggregate Exercise Price as set forth in paragraph (a) hereof, the Company shall promptly issue and cause to be delivered to the Warrantholder, or to such Persons as the Warrantholder may designate in writing a certificate or certificates (in such name or names as the Warrantholder may designate in writing) for the specified number of duly authorized, fully paid and non-assessable Warrant Shares issuable upon exercise, and shall deliver to the Warrantholder cash, as provided in
      Section 11 hereof, with respect to any Fractional Warrant Shares otherwise issuable upon such surrender. In the event that the Warrants evidenced by this Warrant Certificate are exercised in part prior to the Expiration Time, the Company shall issue and cause to be delivered to the Warrantholder, or to such Persons as the Warrantholder may designate in writing, a certificate or certificates (in such name or names as the Warrantholder may designate in writing) evidencing any remaining unexercised Warrants.

           (c) Each Person in whose name any certificate for Warrant Shares is issued shall for all purposes be deemed to have become the holder of record of the Warrant Shares represented thereby on the first date on which both the Warrant certificate evidencing the respective Warrants was surrendered and payment of the Exercise Price and any applicable taxes was made, irrespective of date of issue or delivery of such certificate.

           Section 5. Payment of Taxes. The Company shall pay any and all documentary, stamp or similar issue or transfer taxes and other governmental charges that may be imposed under the laws of the United States of America or any political subdivision or taxing authority thereof or therein in respect of any issue or delivery of Warrant Shares or of other securities or property deliverable upon exercise of the Warrants evidenced by this Warrant Certificate or certificates representing such shares or securities (other than income taxes imposed on the Warrantholder); provided that the Company shall not be required to pay any such tax or other charge that may be imposed in connection with any transfer involved in the issue of any certificate for Warrant Shares or other securities or property, or payment of cash, to any Person other than the holder of the Warrant certificate surrendered upon exercise, and in case of any such tax or charge, the Warrant Agent and the Company shall not be required to issue any security or property or pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent's and the Company's satisfaction that no such tax or charge is payable.

           Section 6. Mutilated or Missing Warrant. If any Warrant certificate is lost, stolen, mutilated or destroyed, the Company shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, upon receipt of a proper affidavit or other evidence reasonably satisfactory to the Company and the Warrant Agent (and surrender of any mutilated Warrant certificate) and bond of indemnity in form and amount and with corporate surety reasonably satisfactory to the Company and the Warrant Agent in each instance protecting the Company and the Warrant Agent, a new Warrant certificate of like tenor and representing an equivalent number of Warrants as the Warrant certificate so lost, stolen, mutilated or destroyed. Any such new Warrant certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant certificate shall be at any time enforceable by anyone. An applicant for such substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe. All Warrant certificates shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement of lost, stolen, mutilated or destroyed Warrant certificates, and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

           Section 7. Reservation of Shares. The Company hereby agrees that there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, (i) all of the authorized but unissued shares of Junior Preferred Stock and (ii) the number of shares of authorized but unissued shares of Common Stock as may in the future or shall at any time be required for issuance or delivery upon exercise of the Warrants evidenced by this Warrant Certificate, except that from and after the Approval Date no such shares of Junior Preferred Stock shall be required to be so reserved. The Company further agrees that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company. Without limiting the generality of the foregoing, the Company agrees that before taking any action which would cause an adjustment reducing the Exercise Price below the then-par value of Warrant Shares issuable upon exercise hereof, the Company shall from time to time take all such action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

           Section 8. Exercise Price. The price per share (the "Exercise Price") at which Warrant Shares shall be purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate shall be $17.75, subject to adjustment pursuant to
Section 9 hereof; provided, that, unless the Warrantholder otherwise elects by delivering a written notice to that effect to the Company or the Warrant Agent on the Adjustment Date, in the event the Exercise Price for the Warrants evidenced by this Warrant Certificate immediately prior to the Adjustment Date shall be greater than the amount (the "Adjusted Price") equal to the product of 1.15 multiplied by the average of the Closing Prices of a share of Common Stock for the twenty consecutive Trading Days ending on the last Trading Day prior to the Adjustment Date (the "Adjusted Price Determination Period"), the Exercise Price shall be deemed to equal the Adjusted Price as of the Adjustment Date, and any adjustments to the Exercise Price made pursuant to Section 9.1 hereof on and after the Adjustment Date shall be made with respect to such Adjusted Price. In case any event that would require an adjustment to the Exercise Price pursuant to Section 9 hereof occurs with an "ex" date or an effective date occurrring during the Adjusted Price Determination Period, the Closing Prices used in determining the Adjusted Price shall be appropriately adjusted to take such event into account. No adjustment to the Exercise Price shall be made pursuant to this Section 8 with respect to any Warrants that have been surrendered for exercise prior to the Adjustment Date or exchanged in connection with the exercise of Warrants prior to the Adjustment Date in accordance with clause (iv) of Section 4.2(a) hereof.

           Section 9. Adjustment of Exercise Price and Number of Shares. The number and kind of securities purchasable upon the exercise of the Warrants evidenced by this Warrant Certificate and the Exercise Price thereof shall be subject to adjustment from time to time after the date hereof upon the happening of certain events, as follows:

           9.1. Adjustments to Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                (a) Stock Dividends. In case the Company after the date hereof shall pay a dividend or make a distribution to all holders of shares of Common Stock in shares of Common Stock, then in any such case the Exercise Price in effect at the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or distribution shall be reduced to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date and (y) the denominator shall be the sum of such number of shares of Common Stock outstanding and the total number of shares of Common Stock constituting such dividend or distribution, such reduction to become effective immediately after the opening of business on the day following such record date. For purposes of this subsection (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                (b) Stock Splits and Reverse Splits. In case after the date hereof outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case after the date hereof outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                (c) Issuances Below Market. In case the Company after the date hereof shall issue rights or warrants to holders of shares of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Price per share on the record date for the determination of stockholders entitled to receive such rights or warrants, the Exercise Price in effect at the opening of business on the day following such record date shall be adjusted to a price obtained by multiplying such Exercise Price by a fraction of which (x) the numerator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock that the aggregate offering price of the total number of shares so to be offered would purchase at such Closing Price and (y) the denominator shall be the number of shares of Common Stock outstanding at the close of business on such record date plus the number of additional shares of Common Stock so to be offered for subscription or purchase, such adjustment to become effective immediately after the opening of business on the day following such record date; provided, however, that no adjustment shall be made if the Company issues or distributes to each Warrantholder the rights or warrants that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date; and provided, further, that in no event shall the fact that the Warrants become exercisable for shares of Common Stock upon occurrence of the Shareholder Approval constitute an issuance of rights or warrants pursuant to this Section 9.1(c). For purposes of this subsection (c), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through
      (iii) until the occurrence of a specified event or events (a "Trigger Event"), shall for purposes of this subsection
      (c) not be deemed issued until the occurrence of the earliest Trigger Event.

                (d) Special Dividends. In case the Company after
      the date hereof shall distribute to all holders of shares
      of Common Stock evidences of its indebtedness or assets
      (excluding any regular periodic cash dividend), Equity
      Securities (other than Common Stock) or rights to subscribe
      (excluding those referred to in subsection (c) above) for
      Equity Securities other than Common Stock, in each such
      case the Exercise Price in effect immediately prior to the close of business on the record date for the determination of stockholders entitled to receive such distribution shall be adjusted to a price obtained by multiplying such
      Exercise Price by a fraction of which (x) the numerator      shall be
the Closing Price per share of Common Stock on such record date, less the then-current fair market value as of such record date (as determined by the Board of Directors in its good faith judgment) of the portion of assets or evidences of indebtedness or Equity Securities or subscription rights so distributed applicable to one share of Common Stock, and (y) the denominator shall be such Closing Price, such adjustment to become effective immediately prior to the opening of business on the day following such record date; provided, however, that no adjustment shall be made (1) if the Company issues or distributes to each Warrantholder the subscription rights referred to above that each Warrantholder would have been entitled to receive had the Warrants held by such Warrantholder been exercised prior to such record date or
      (2) if the Company grants to each Warrantholder the right to receive, upon the exercise of the Warrants held by such Warrantholder at any time after the distribution of the evidences of indebtedness or assets or Equity Securities referred to above, the evidences of indebtedness or assets or Equity Securities that such Warrantholder would have been entitled to receive had such Warrants been exercised prior to such record date. The Company shall provide any Warrantholder, upon receipt of a written request therefor, with any indenture or other instrument defining the rights of the holders of any indebtedness, assets, subscription rights or Equity Securities referred to in this subsection
      (d). Rights or warrants issued by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase Equity Securities, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common
      Stock,
      including shares of Common Stock issued upon exercise of the Warrants evidenced by this Warrant Certificate, in each case in clauses (i) through (iii) until the occurrence of a Trigger Event, shall for purposes of this subsection (d) not be deemed issued until the occurrence of the earliest
      Trigger Event.

                (e) Tender or Exchange Offer. In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Common Stock shall be consummated and such tender offer shall involve an aggregate consideration having a fair market value (as determined by the Board of Directors in its good faith judgment) at the last time (the "Offer Time") tenders may be made pursuant to such tender or exchange offer (as it may be amended) that, together with the aggregate of the cash plus the fair market value (as determined by the Board of Directors in its good faith judgment), as of the Offer Time, of consideration payable in respect of any tender or exchange offer by the Company or any such subsidiary for all or any portion of the Common Stock consummated preceding the Offer Time and in respect of which no Exercise Price adjustment pursuant to this subsection (e) has been made, exceeds 5% of the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time, the Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the Offer Time by a fraction of which
      (x) the numerator shall be (i) the product of the Closing Price of the Common Stock at the Offer Time multiplied by the number of shares of Common Stock outstanding (including any tendered shares) at the Offer Time minus (ii) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered and not withdrawn as of the Offer Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the denominator shall be the product of (i) such Closing Price at the Offer Time multiplied by (ii) such number of outstanding shares at the Offer Time minus the number of Purchased Shares, such reduction to become effective immediately prior to the opening of business on the day following the Offer Time. For purposes of this subsection (e), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

                (f) Closing Price Determination. For the purpose of any computation under subsections (c) and (d) of this
      Section 9.1, the Closing Price of Common Stock on any date shall be deemed to be the average of the Closing Prices for the five consecutive Trading Days ending not later than the day in question and commencing on a day selected at random in good faith by the Company which is not more than 20 Trading Days before the day in question, provided, however, that (i) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction which the Exercise Price is so required to be adjusted as a result of such other event, (ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Exercise Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for the purposes of subsection (d) of this Section 9.1) of the assets, evidences of indebtedness, Equity Securities or subscription rights being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For the purposes of any computation under subsection (e) of this Section 9.1, the Closing Price on any date shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days ending not later than the Offer Time of such tender or exchange offer and commencing on a day selected at random in good faith by the Company which date shall be on or after the latest (the "Commencement Date") of (i) the date 20 Trading Days before the date in question, (ii) the date of commencement of the tender or exchange offer requiring such computation and (iii) the date of the last amendment, if any, of such tender or exchange offer involving a change in the maximum number of shares for which tenders are sought or a change in the consideration offered; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Exercise Price pursuant to this Section 9 occurs on or after the Commencement Date and prior to the Offer Time for the tender or exchange offer requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Exercise Price is so required to be adjusted as a result of such other event. For purposes of this subsection (f), the term "ex" date, (i) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on Nasdaq or on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (ii) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the time at which such subdivision or combination becomes effective, and (iii) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on Nasdaq or such exchange or in such market after the Offer Time of such tender or exchange offer.

                (g) Minimum Adjustment Requirement. No adjustment shall be required unless such adjustment would result in an increase or decrease of at least $0.01 in the Exercise Price then subject to adjustment; provided, however, that any adjustments that are not made by reason of this subsection (g) shall be carried forward and taken into account in any subsequent adjustment. In case the Company shall at any time issue shares of Common Stock by way of dividend on any stock of the Company or subdivide or combine the outstanding shares of Common Stock, said amount of $0.01 specified in the preceding sentence (as theretofore increased or decreased, if said amount shall have been adjusted in accordance with the provisions of this subsection (g)) shall forthwith be proportionately increased in the case of such a combination or decreased in the case of such a subdivision or stock dividend so as appropriately to reflect the same.

                (h) Calculations. All calculations under this
      Section 9.1 shall be made to the nearest $0.01.

                (i) Certificate. Whenever an adjustment in the Exercise Price is made as required or permitted by the provisions of this Section 9.1, the Company shall promptly file with the Warrant Agent a certificate of its chief financial officer setting forth (A) the adjusted Exercise Price as provided in this Section 9.1 and a brief statement of the facts requiring such adjustment and the computation thereof and (B) the number of shares of Common Stock (or portions thereof) purchasable upon exercise of a Warrant after such adjustment in the Exercise Price in accordance with Section 9.2 hereof and the record date therefor, and promptly after such filing shall mail or cause to be mailed a notice of such adjustment to each Warrantholder at his or her last address as the same appears on the Warrant Register. Such certificate, in the absence of manifest error, shall be conclusive and final evidence of the correctness of such adjustment. The Warrant Agent shall be entitled to rely upon such certificate, and shall be under no duty or responsibility with respect to any such certificate except to exhibit the same to any Warrantholder desiring inspection thereof.

                (j) Notice. In case:

                     (i) the Company shall declare any dividend or any distribution of any kind or character (whether in cash, securities or other property) on or in respect of shares of Common Stock or to the stockholders of the Company (in their capacity as such), excluding any regular periodic cash dividend paid out of current or retained earnings (as such terms are used in generally accepted accounting principles); or

                     (ii) the Company shall authorize the
           granting to the holders of shares of Common Stock of rights to subscribe for or purchase any shares of capital stock or of any other right; or

                     (iii) of any reclassification of shares of Common Stock (other than a subdivision or combination of outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

                     (iv) of the voluntary or involuntary
           dissolution, liquidation or winding up of the Company;

      then the Company shall cause to be filed with the Warrant Agent and shall cause to be mailed to the Warrantholders, at their last addresses as they shall appear upon the Warrant Register, at least 30 days prior to the applicable record date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and, if applicable, the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property (including cash) deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice, or any defect therein, shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and
      (iv) above.

                (k) Section 305. Anything in this Section 9.1 to the contrary notwithstanding, the Company shall be entitled, but not required, to make such reductions in the Exercise Price, in addition to those required by this
      Section 9.1, as it in its discretion shall determine to be advisable, including, without limitation, in order that any dividend in or distribution of shares of Common Stock or shares of capital stock of any class other than Common

      Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants, or any other transaction having a similar effect, shall not be treated as a distribution of property by the Company to its stockholders under Section 305 of the Internal Revenue Code of 1986, as amended, or any successor provision and shall not be taxable to them.

                (l) No Adjustment. Anything to the contrary herein notwithstanding, no adjustment to the Exercise Price or the number of shares of Common Stock purchasable upon exercise of a Warrant shall be made pursuant to this
      Section 9.1 or Section 9.2 as a result of, or in connection with, the issuance of options or rights to purchase Common Stock issued to employees of the Company or its Subsidiaries pursuant to a stock option or other similar plan adopted by the Board of Directors or an employment agreement approved by the Board of Directors, or the modification, renewal or extension of any such plan or agreement if approved by the Board of Directors.

                (m) When Adjustment Not Required. If the Company shall take a record of the holders of its Common Stock for purposes of taking any action that requires an adjustment of the Exercise Price under this Section 9 and shall, thereafter and before the effective date of such action, legally abandon its plan to take such action, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

           9.2. Adjustment to Number of Warrant Shares. Upon each adjustment of the Exercise Price pursuant to Section 9.1 hereof the number of Warrant Shares purchasable upon exercise of a Warrant outstanding prior to the effectiveness of such adjustment shall be adjusted to the number, calculated to the nearest one-hundredth of a Warrant Share, obtained by (x) multiplying the number of Warrant Shares purchasable immediately prior to such adjustment upon the exercise of a Warrant by the Exercise Price in effect prior to such adjustment and (y) dividing the product so obtained by the Exercise Price in effect after such adjustment of the Exercise Price.

           9.3. Organic Change.

                (a) Company Survives. Upon the consummation of an Organic Change (other than a transaction in which the Company is not the surviving entity), lawful provision shall be made as part of the terms of such transaction whereby the terms of the Warrant Certificates shall be modified, without payment of any additional consideration therefor, so as to provide that upon exercise of Warrants following the consummation of such Organic Change, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares
      (i) is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which a sale, transfer or lease of all or substantially all of the assets of the Company was made, as the case may be (a "constituent Person"), or an Affiliate of a constituent Person, and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each share of Common Stock held immediately prior to such Organic Change by others than a constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing shares"), then for the purpose of this subsection (a) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. Lawful provision also shall be made as part of the terms of the Organic Change so that all other terms of the Warrant Certificates shall remain in full force and effect following such an Organic Change. The provisions of this Section 9.3(a) shall similarly apply to successive Organic Changes.

                (b) Company Does Not Survive. The Company shall not enter into an Organic Change that is a transaction in which the Company is not the surviving entity unless lawful provision shall be made as part of the terms of such transaction whereby the surviving entity shall issue new securities to each Warrantholder, without payment of any additional consideration therefor, with terms that provide that upon the exercise of the Warrants, the Warrantholders of such Warrants shall have the right to purchase only the kind and amount of securities, cash and other property receivable upon such Organic Change by a holder of the number of Warrant Shares into which such Warrants might have been exercised immediately prior to such Organic Change, assuming such holder of Warrant Shares (i) is not a constituent Person or an Affiliate of a constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind and amount of securities, cash and other property receivable upon such Organic Change (provided that if the kind and amount of securities, cash and other property receivable upon such Organic Change is not the same for each non-electing share, then for the purpose of this subsection (b) the kind and amount of securities, cash and other property receivable upon such Organic Change by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares); provided, however, that no adjustment shall be made as a result of such Organic Change to the Exercise Price or the number of Warrant Shares notwithstanding any provision of Section 9 hereof unless any event requiring any such adjustment shall have occurred or shall occur prior to, upon or after such Organic Change. The certificate or articles of incorporation or other constituent document of the surviving entity shall provide for such adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be equivalent to the adjustments provided for in Section 9.1 hereof.

           9.4. Statement on Warrants. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to Section 8, Section 9.1 or Section 9.2 hereof, and Warrants issued after such adjustment may state the same Exercise Price and the same number of Warrant Shares as are stated in this Warrant Certificate.

           9.5. Restriction on Actions Relating to Junior

Preferred Stock. No action shall be take by the Company with respect to the Junior Preferred Stock, including without limitation stock splits, stock dividends, stock combinations, issuances below market and special dividends, which would require an adjustment of the Exercise Price if such action were taken with respect to the Common Stock, except pursuant to, and in accordance with, Section 9.2.

           Section 10. Warrant Agent. On the date of issuance of the Warrants, the Company shall cause to be appointed in the Borough of Manhattan, The City of New York, a Warrant Agent, having a capital and surplus of at least $100,000,000.

           Section 11. Fractional Interests. The Company shall not be required to issue Fractional Warrant Shares on the exercise of the Warrants evidenced by this Warrant Certificate. If any Fractional Warrant Share would, but for the provisions of this Section 11, be issuable on the exercise of the Warrants evidenced by this Warrant Certificate (or specified portions thereof), the Company shall pay an amount in cash equal to the fraction of a Warrant Share represented by such Fractional Warrant Share multiplied by the Closing Price on the day of such exercise.

           Section 12. Notice of Approval Date. When and if the Approval Date shall occur, the Company shall promptly file with the Warrant Agent a certificate to such effect, and promptly after such filing shall mail or cause to be mailed a notice of such occurrence to each Warrantholder at his or her last address as the same appears on the Warrant Register.

           Section 13. No Rights as Shareholder. Nothing in this Warrant Certificate shall be construed as conferring upon the Warrantholder or its transferees any rights as a shareholder of the Company, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or any other matter.

           Section 14. Successors. All the covenants and provisions of this Warrant Certificate by or for the benefit of the Company or the Warrantholder shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

           Section 15. Governing Law; Choice of Forum, Etc. The validity, construction and performance of this Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of New York without reference to its conflict of laws rules. The parties hereto agree that the appropriate and exclusive forum for any disputes arising out of this Warrant Certificate solely between or among any or all of the Company, on the one hand, and the Investor and/or any Person who has become a Warrantholder, on the other, shall be the United States District Court for the Southern District of New York, and, if such court will not hear any such suit, the courts of the state of the Company's incorporation, and the parties hereto irrevocably consent to the exclusive jurisdiction of such courts, and agree to comply with all requirements necessary to give such courts jurisdiction. The parties hereto further agree that the parties will not bring suit with respect to any disputes, except as expressly set forth below, arising out of this Warrant Certificate for the execution or enforcement of judgment, in any jurisdiction other than the above specified courts. Each of the parties hereto irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, if to (i) the Company, at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, Attention: General Counsel, or at such other address specified by the Company in writing to the Warrant Agent, and (ii) any Warrantholder, at the address of such Warrantholder specified in the Warrant Register. The foregoing shall not limit the rights of any party hereto to serve process in any other manner permitted by the law or to obtain execution of judgment in any other jurisdiction. The parties further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of indebtedness. The parties agree to waive any and all rights that they may have to a jury trial with respect to disputes arising out of this Agreement.

           Section 16. Benefits of this Agreement. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the Warrantholder any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and the Warrantholder.

           IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of this _____th day of _________, 1998.

                                 OXFORD HEALTH PLANS, INC.


                                 By:_______________________
                                    Name:
                                    Title:




[Corporate Seal]

Attest:


________________________



Countersigned:

________________________, as Warrant Agent



By:_____________________
   Name:
   Title:

                       ELECTION TO EXERCISE
            (To be executed upon exercise of Warrants)



To OXFORD HEALTH PLANS, INC.:

           The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant
Certificate for, and to purchase thereunder, Warrant Shares, as provided for therein, and tenders herewith payment of the purchase price in full in the form of [COMPLETE WHERE
APPLICABLE]:

      [ ] cash or a certified or official bank check in the amount of $ ; and/or C

      [ ] $__________ Stated Value of Senior Preferred Stock (as to which $__________ of accumulated dividends are unpaid), of which $__________ Stated Value and the corresponding accumulated dividends should be applied toward the payment of such Warrant Shares; and/or

      [ ] number of Warrants, valued at $ each (such value arrived at by subtracting the Exercise Price of $ from the Warrant Market Price of $ , both the Exercise Price and Warrant Market Price determined in accordance with the provisions of the Warrant Certificate);

      For a total purchase price of $__________



           If the Stated Value and accumulated and unpaid dividends of the shares of Senior Preferred Stock or the value of the Warrants evidenced by the Warrant Certificate delivered herewith exceeds that portion of the payment which is to be paid by the surrender of such shares or Warrants, you are authorized, as agent of the undersigned, to deliver to the Company such shares or Warrant Certificate delivered herewith for exchange into smaller denominations in order that you may deliver to the undersigned new shares of Senior Preferred Stock or Warrant Certificates, in Stated Value or number as the case may be, equal to the difference between the Stated Value or number as the case may be, of the Senior Preferred Stock or Warrants surrendered, less the Stated Value or number as the case may be, thereof, used to purchase Warrant Shares.

Please issue a certificate or certificates for such Warrant
Shares in the name of, and pay any cash for any Fractional
Warrant Shares to (please print name address and social security or other identifying number)* :


Name:     _______________________________________________________

Address:  _______________________________________________________

          _______________________________________________________

Soc. Sec. #: _________________

AND, if said number of Warrant Shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of the undersigned for the balance remaining of the Warrant Shares purchasable thereunder rounded up to the next higher whole number of Warrant Shares.

                          Signature:**_________________________



--------

* The Warrant Certificate and the Investment Agreement contain restrictions on the sale and other transfer of the Warrants evidenced by such Warrant Certificate.

** The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.*

                         ASSIGNMENT FORM

          (To be signed only upon assignment of Warrant)

           FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

_________________________________________________________________

_________________________________________________________________

   (Name and Address of Assignee must be Printed or Typewritten)


Warrants to purchase ______ Warrant Shares of the Company, evidenced by the within Warrant Certificate hereby irrevocably constituting and appointing _________________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises.


Dated:  _____________, 19__



                                _________________________________
                                 Signature of Registered Holder*

                                _________________________________
Signature Guaranteed:            Signature of Guarantor



--------

* The above signature should correspond exactly with the name on the face of this Warrant Certificate.

                            EXHIBIT E


                    CERTIFICATE OF DESIGNATIONS

                                OF

           SERIES C JUNIOR PARTICIPATING PREFERRED STOCK

                                OF

                     OXFORD HEALTH PLANS, INC.

                  (Pursuant to Section 151 of the
         General Corporation Law of the State of Delaware)

                   -----------------------------

           OXFORD HEALTH PLANS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Company"), hereby certifies that the following resolution was duly adopted by the Board of Directors of the Company as required by Section 151 of the General Corporation Law of the State of Delaware at a meeting duly called and held on *, 1998:

           RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Company's Certificate of Incorporation, as amended to date (hereinafter called the "Certificate of Incorporation"), the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share, of the Company and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences thereof, and the limitations thereof, as follows:

           Section 1. Designation and Amount. The shares of such series shall be designated as "Series C Junior Participating Preferred Stock" (the "Series C Preferred Stock") and the number of shares constituting the Series C Preferred Stock shall be 6,730. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series C Preferred Stock to a number less than the number of shares then outstanding.

           Section 2. Dividends and Distributions.

           (A) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company (the "Preferred Stock") (or any similar stock) ranking prior and superior to the Series C Preferred Stock with respect to dividends, the holders of shares of Series C Preferred Stock, in preference to the holders of Common Stock, par value $.0l per share (the "Common Stock"), of the Company and of any other stock of the Company ranking junior to the Series C Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends and other distributions, in an amount per share (rounded to the nearest cent) equal to, subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding dividend or distribution declared on the Series C Preferred Stock. In the event the Company shall at any time after *, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           (B) The Company shall declare a dividend or distribution on the Series C Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

           (C) The Board of Directors may fix a record date for the determination of holders of shares of Series C Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

           Section 3. Voting Rights. Except as set forth in
Section 10, or as otherwise from time to time required by law, holders of Series C Preferred Stock shall have no voting rights and their consent shall not be required for taking any corporate action.

           Section 4. Certain Restrictions.

           (A) Whenever dividends or distributions payable on the Series C Preferred Stock as provided in Section 2 are in arrears, thereafter and until all unpaid dividends and distributions, whether or not declared, on shares of Series C Preferred Stock outstanding shall have been paid in full, the Company shall not:

                 (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior
           (as to dividends) to the Series C Preferred Stock;

                (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (as to dividends) with the Series C Preferred Stock, except dividends paid ratably on the Series C Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series C Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series C Preferred Stock or rights, warrants or options to acquire such junior stock; or

                (iv) redeem or purchase or otherwise acquire for consideration any shares of Series C Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series C Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares of Series C Preferred Stock, or shares of Series C Preferred Stock and parity stock, as the case may be, upon such terms as the Board of Directors, after consideration of the respective dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

           (B) The Company shall not redeem or purchase or otherwise acquire shares of Common Stock (other than pursuant to any written agreement of the Company in existence on *, 1998 and other than redemptions or purchases or other acquisitions for aggregate consideration not in excess of $10,000,000 since *, 1998), unless, in each case, the Company promptly (within five business days) makes a purchase offer in writing or by publication (as determined by the Board of Directors) to all holders of shares of Series C Preferred Stock offering to purchase a number of shares of Series C Preferred Stock equal to one one-thousandth of the number of shares of Common Stock redeemed or purchased or otherwise acquired in such transaction at a price per share equal to 1000 times the amount of consideration paid for one share of Common Stock in such transaction and otherwise on terms and conditions no less favorable to the holders than those applicable in such transaction (as determined by the Board of Directors in good faith). In the event the Company shall at any time after *, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case (i) the number of shares of Series C Preferred Stock which holders thereof were entitled to have the Company offer to purchase immediately prior to such event under the preceding sentence shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event, and (ii) the amount per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately after such event.

           (C) The Company shall not, and shall not permit any subsidiary of the Company to, enter into any agreement with any person providing for the purchase or other acquisition by such person (or any other person), whether pursuant to tender offer, exchange offer or otherwise, unless in each case such person promptly (within five business days) makes a purchase offer in writing or by publication (as determined by the Board of Directors) to all holders of shares of Series C Preferred Stock offering to purchase a number of shares of Series C Preferred Stock equal to one-one thousandth of the number of shares of Common Stock purchased or otherwise acquired in such transaction at a price per share equal to 1000 times the amount of consideration paid for one share of Common Stock in such transaction and otherwise on terms and conditions no less favorable to the holders than those applicable in such transaction (as determined by the Board of Directors in good faith). In the event the Company shall at any time after *, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case (i) the number of shares of Series C Preferred Stock which holders thereof were entitled to have redeemed or purchased or otherwise acquired immediately prior to such event under the preceding sentence shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event, and (ii) the amount per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately after such event.

           (D) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) or (B) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

           Section 5. Reacquired Shares. Any shares of Series C Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein.

           Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the


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


Common Stock or of shares of any other stock of the Company ranking junior, upon liquidation, dissolution or winding up, to the Series C Preferred Stock unless, prior thereto, the holders of shares of Series C Preferred Stock shall have received (i) $1.00 per share, plus (ii) an amount equal to declared and unpaid dividends and distributions thereon, to the date of such payment, plus (iii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series C Preferred Stock, except distributions made ratably on the Series C Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time after *, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount per share to which holders of shares of Series C Preferred Stock were entitled immediately prior to such event under clause (A)(iii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are converted into, exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series C Preferred Stock shall at the same time be similarly converted into, exchanged for or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is converted, exchanged or changed. In the event the Company shall at any time after *, 1998 declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the conversion, exchange or change of shares of Series C Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

           Section 8. No Redemption. The shares of Series C
Preferred Stock shall not be redeemable from any holder.

           Section 9. Rank. The Series C Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up


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


of the Company, junior to all other series of Preferred Stock
(unless the terms of any such series shall provide otherwise) and senior to the Common Stock.

           Section 10. Amendment. Without the consent or affirmative vote of the holders of at least a majority of the outstanding shares of Series C Preferred Stock, voting separately as a class, the Company shall not (i) amend, alter or repeal any provision of the Certificate of Incorporation or the Bylaws, if the amendment, alteration or repeal alters or changes the powers, preferences or special rights of the Series C Preferred Stock so as to affect them materially and adversely, or (ii) authorize or take any other action if such action alters or changes any of the rights of the Series C Preferred Stock in any respect or otherwise would be inconsistent with the provisions of this Certificate of Designations and the holders of any class or series of the capital stock of the Company is entitled to vote thereon.

           Section 11. Fractional Shares. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series C Preferred Stock.

           IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its Chairman of the Board of Directors and attested by its Secretary this * day of *, 1998.


                                  ----------------------------------
                                  Chairman of the Board of Directors

Attest:


------------------------
Secretary


                               6